UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-2368

Name of Registrant:	Vanguard Fixed Income Securities Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	January 31

Date of reporting period:	February 1, 2004 – January 31, 2005

Item 1:	Reports to Shareholders

Vanguard® U.S. Government Bond Funds

January 31, 2005

CONTENTS

1 CHAIRMAN'S LETTER
8 ADVISORS' REPORTS
13 FUND PROFILES
19 GLOSSARY OF INVESTMENT TERMS
20 PERFORMANCE SUMMARIES
32 ABOUT YOUR FUND'S EXPENSES
35 FINANCIAL STATEMENTS
69 ADVANTAGES OF VANGUARD.COM

SUMMARY

• The Vanguard U.S. Government Bond Funds produced returns ranging from 0.9% to 8.1%.
• Short-term interest rates rose, but contrary to the market’s initial expectations, longer-term rates declined.
• With the exception of the Intermediate-Term Treasury Fund, the funds in the portfolio outperformed the average returns of their peer groups.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

• Put your interests first at all times.
• Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
• Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
• Communicate candidly not only about the rewards of investing but also about the risks and costs.
• Maintain highly effective controls to safeguard your assets and protect your confidential information.
• Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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CHAIRMAN’S LETTER

Dear Shareholder ,

During the past 12 months, short-term interest rates rose sharply, while long-term rates experienced a modest decline. These dynamics explain much of the performance of the Vanguard U.S. Government Bond Funds. Total returns (change in share price plus reinvested distributions) ranged from a low of 0.9% for the Short-Term Treasury Fund’s Investor Shares to a high of 8.1% for the Long-Term Treasury Fund’s Admiral Shares. All the funds produced returns consistent with their market segments, and all but the Intermediate-Term Treasury Fund outpaced the average returns of their peer groups. The table on page 2 presents the total returns of the funds and their comparative standards.

As the changes in market interest rates imply, the yields of the short-and intermediate-term bond funds rose during the fiscal year, while those of the long-term funds declined. The funds’ starting and ending yields, as well as the income and capital components of their 12-month total returns, appear in the table on page 4.

BOND RESULTS DEFIED EXPECTATIONS

As the fiscal year began last February, many bond investors were anticipating a broad increase in interest rates. The economic expansion seemed to be proceeding apace, and the Federal Reserve Board was telegraphing its intention to tighten an unusually accommodative monetary policy. In the end, however, rate changes were quite different for shorter-term bonds than for longer-term bonds.

Yields of longer-term bonds closed the year at or even below their starting points. These issues were affected by a midyear series of disappointments

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in the labor market, record energy prices, and the ongoing military operations in Iraq. At the end of January 2005, the yield of the 10-year U.S. Treasury was 4.13%, exactly where it was 12 months earlier. Overall, the taxable investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 4.2%. Across the maturity spectrum, corporate bonds generally turned in better returns than government securities. Municipal bond returns were higher than results for their taxable counterparts.

2005 Total Returns	Fiscal Year Ended January 31

Vanguard Short-Term Treasury Fund
Investor Shares	0.9%
Admiral Shares	1.0
Lehman 1-5 Year Treasury Index	1.0
Average Short Treasury Fund*	0.4

Vanguard Short-Term Federal Fund
Investor Shares	1.0%
Admiral Shares	1.1
Lehman 1-5 Year Government Index	1.2
Average 1-5 Year Government Fund*	0.9

Vanguard Inflation-Protected
Securities Fund
Investor Shares	7.0%
Institutional Shares	7.2
Lehman Treasury Inflation Notes Index	7.2
Average Treasury Inflation Protected
Securities Fund*	6.5

Vanguard Intermediate-Term
Treasury Fund
Investor Shares	3.1%
Admiral Shares	3.3
Lehman 5-10 Year Treasury Index	3.6
Average General Treasury Fund*	4.2

Vanguard GNMA Fund
Investor Shares	4.3%
Admiral Shares	4.4
Lehman GNMA Index	4.4
Average GNMA Fund*	3.2

Vanguard Long-Term Treasury Fund
Investor Shares	8.0%
Admiral Shares	8.1
Lehman Long Treasury Index	8.6
Average General Treasury Fund*	4.2

*Derived from data provided by Lipper Inc.

At the shorter end of the maturity range, where interest rates are generally more closely tied to the Fed’s interest rate moves, yields rose significantly over the 12 months. As anticipated, the Fed raised its target for the federal funds rate through five separate quarter-point increases, which began in June. The federal funds rate ended the period at 2.25%, up from its historical low of 1.00%. The yield of the 3-month Treasury bill, a proxy for money market yields, rose more than 1.5 percentage points, from 0.91% to 2.46%.

U.S. STOCK GAINS WERE RESPECTABLE; INTERNATIONAL MARKETS SIZZLED

Investor optimism waxed and waned during the fiscal year as rising corporate profits and improving economic indicators mixed with uncertainty over the sustainability of growth, a relatively weak labor market, surging commodity prices, and geopolitical factors. However, a strong rebound took hold in the second half, gaining steam after the presidential election

2

in November. The broad stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, ended the 12 months with a return of 7.2%.

Admiral™ Shares
A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Institutional Shares
This class of shares carries even lower expenses and is available for a minimum investment of $10 million.

International stocks, particularly those in emerging markets, posted outstanding returns compared with U.S. stocks. Strong gains abroad were enhanced for U.S.-based investors by the decline of the U.S. dollar versus most major currencies. (A weaker dollar means that returns in other currencies translate into more dollars for U.S.-based investors.)

A TALE OF TWO BOND MARKETS

During the past 12 months, the performance of the Vanguard U.S. Government Bond Funds reflected powerful monetary and economic crosscurrents. Among shorter-term securities, the Fed’s series of rate increases was the dominant force. The Short-Term Treasury Fund started the fiscal period with a yield of 1.49% and finished with a yield of 2.93%. Rising rates can produce higher returns on future investments (and reinvested interest income), but “higher rates” is also another way of saying “lower prices.” The Short-Term Treasury Fund returned 0.9%, made up of a 2.7% income return and a –1.8% price decline. (All figures are for Investor Shares.)

Market Barometer	Average Annual Total Returns Periods Ended January 31, 2005
	One Year	Three Years	Five Years

Bonds
Lehman Aggregate Bond Index	4.2%	6.1%	7.9%
(Broad taxable market)
Lehman Municipal Bond Index	4.9	6.2	7.5
Citigroup 3-Month Treasury Bill Index	1.3	1.3	2.7

Stocks
Russell 1000 Index (Large-caps)	6.6%	3.8%	-1.4%
Russell 2000 Index (Small-caps)	8.7	10.3	6.0
Dow Jones Wilshire 5000 Index	7.2	5.0	-1.1
(Entire market)
MSCI All Country World Index
ex USA (International)	17.4	14.6	0.8

CPI
Consumer Price Index	3.0%	2.5%	2.5%

Rising rates also affected the Intermediate-Term Treasury Fund, which returned 3.1%—a 4.4% income return reduced by a –1.3% capital return. Among longer-term securities, rates declined modestly—perhaps reflecting expectations for longer-term price stability, or perhaps responding to

3

strong U.S. Treasury demand from investors overseas. At the start of the year, the Long-Term Treasury Fund yielded 4.53%; at year-end, it yielded 4.43%. For the full 12 months, the fund returned 8.0%, consisting of a 5.3% income return and a 2.7% capital return.

Interest rate dynamics were also the performance engine for the other Vanguard U.S. Government Bond Funds, but the returns of these funds reflected additional factors. The Short-Term Federal Fund’s 1.0% return was made up of a 2.8% income return and a –1.8% price decline—a good showing within its market segment, and superior to the peer-group average. But the fund missed an opportunity by underweighting select agency securities that delivered relatively strong returns.

The Inflation-Protected Securities Fund returned 7.0%. Its 4.8% income return reflected both its yield (1.50% at the start of the year) and adjustments for inflation, which reached a four-year high in the 12 months ended December 31, 2004. By year-end, the fund’s yield had declined to 1.32%, producing a capital return of 2.2%. And the GNMA Fund, for its part, returned 4.3%. Among mortgage-backed securities, rate changes and refinancing activity were moderate, limiting price changes. The fund’s return was roughly consistent with its interest income, and was superior to the peer-group average.

THE FUNDS HAVE LED THEIR PEERS OVER TIME

Over time, the Vanguard U.S. Government Bond Funds have captured most of the return available from their market segments, and surpassed the results of their peers. The table on page 5 displays the annualized

Yields and Returns
	SEC 30-Day Yields on January 31,			Components of Total Returns Fiscal Year Ended January 31, 2005
Bond Fund (Investor Shares)	2004	2005	Capital Return	Income Return	Total Return

Short-Term Treasury	1.49%	2.93%	-1.8%	2.7%	0.9%
Short-Term Federal	2.23%	3.32%	-1.8%	2.8%	1.0%
Inflation-Protected Securities	1.50%*	1.32%*	2.2%	4.8%	7.0%
Intermediate-Term Treasury	3.03%	3.71%	-1.3%	4.4%	3.1%
GNMA	4.63%	4.43%	-0.4%	4.7%	4.3%
Long-Term Treasury	4.53%	4.43%	2.7%	5.3%	8.0%

*Yield is not adjusted for inflation. The principal—and thus the interest payments—of inflation-protected securities are adjusted over time to reflect inflation.

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returns of each fund’s Investor Shares and its comparative standards during the past ten years (or since the fund’s inception), as well as the growth of a hypothetical $10,000 investment in each. The most valuable information is the funds’ performance relative to peers. In each case, the Vanguard fund returned more than the peer-group average, creating additional wealth for shareholders. These results are a tribute to the funds’ advisors, Vanguard Fixed Income Group, which selects securities for five of the funds, and Wellington Management Company, LLP, which manages the GNMA Fund. The strong performance also highlights the importance of Vanguard’s low costs, which maximize the amount of return available to shareholders. (For more information on costs, please see page 32.)

Total Returns of Investor Shares		Ten Years Ended January 31, 2005*
	Average Annual Return	Final Value of a $10,000 Initial Investment

Short-Term Treasury Fund	5.8%	$17,582
Lehman 1-5 Year
Treasury Index	6.0	17,945
Average Short
Treasury Fund	5.1	16,388

Short-Term Federal Fund	5.9%	$17,815
Lehman 1-5 Year
Government Index	6.1	18,065
Average 1-5 Year
Government Fund	5.2	16,614

Inflation-Protected
Securities Fund	10.1%	$15,557
Lehman Treasury Inflation
Notes Index	10.3	15,695
Average Treasury Inflation
Protected Securities Fund	9.9	15,412

Intermediate-Term
Treasury Fund	7.6%	$20,862
Lehman 5-10 Year
Treasury Index	7.8	21,174
Average General
Treasury Fund	7.2	20,083

GNMA Fund	7.3%	$20,213
Lehman GNMA Index	7.4	20,380
Average GNMA Fund	6.4	18,638

Long-Term Treasury Fund	9.2%	$24,211
Lehman Long
Treasury Index	9.6	24,944
Average General
Treasury Fund	7.2	20,083

*For the Inflation-Protected Securities Fund, returns are since the fund’s inception on June 29, 2000.

I should note that the funds’ absolute returns may not tell us much about the future. A bond fund’s future return depends primarily on its current yield, and during the past ten years, yields were significantly higher than they are today. With the current yield of the Long-Term Treasury Fund at 4.43%, it’s safe to assume that past performance truly is no guarantee of future results.

TUNE OUT THE NOISE, STICK WITH YOUR PLAN

At the start of fiscal 2005, many market observers were expecting a sharp rise in interest rates and were advising fixed income investors to

5

respond defensively. The pundits were half right—short rates rose—but their recommendation that investors reduce their portfolios’ interest rate sensitivity turned out to be counterproductive. Experienced investors have no doubt seen similar disjunctions between expectation and reality in just about every segment of the financial markets. The best strategy now, just as it would have been a year ago, is to ignore both the pundits’ incessant chatter and the financial markets’ daily ups and downs. Instead, establish a balanced portfolio of diversified stock and bond funds in proportions suited to your unique circumstances. Such an approach puts you in the best position to achieve your financial goals.

Thank you for investing your assets with Vanguard.

Sincerely,

John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

FEBRUARY 10, 2005

6

Your Fund's Performance at a Glance		January 31, 2004-January 31, 2005
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Short-Term Treasury
Investor Shares	$10.64	$10.45	$0.279	$0.000
Admiral Shares	10.64	10.45	0.292	0.000

Short-Term Federal
Investor Shares	$10.60	$10.39	$0.291	$0.021
Admiral Shares	10.60	10.39	0.300	0.021

Inflation-Protected Securities
Investor Shares	$12.36	$12.57	$0.565	$0.065
Institutional Shares	9.88	10.06	0.458	0.052

Intermediate-Term Treasury
Investor Shares	$11.45	$11.28	$0.504	$0.016
Admiral Shares	11.45	11.28	0.518	0.016

GNMA
Investor Shares	$10.52	$10.48	$0.480	$0.000
Admiral Shares	10.52	10.48	0.487	0.000

Long-Term Treasury
Investor Shares	$11.52	$11.76	$0.574	$0.074
Admiral Shares	11.52	11.76	0.588	0.074

7

ADVISORS’ REPORTS

For the Short-Term Treasury, Short-Term Federal, Inflation-Protected Securities, Intermediate-Term Treasury, andLong-Term
Treasury Funds

During the 12 months ended January 31, short-term interest rates rose, trimming the 12-month total returns of the Short-Term Treasury and Short-Term Federal Funds. Longer-term rates declined, boosting the returns of the Long-Term Treasury Fund. As expected, the returns of the Intermediate-Term Treasury Fund were in between the results of the fund’s short- and long-term counterparts. The Inflation-Protected Securities Fund produced strong 12-month returns (7.0% for Investor Shares), enhanced by relatively high inflation and a decline in real interest rates. Four of the funds topped the average returns of their peer groups; the exception was the Intermediate-Term Treasury Fund. We note that the most appropriate peer group for the Intermediate- and Long-Term Treasury Funds—the average general Treasury fund—includes funds with a broader range of maturities.

THE INVESTMENT ENVIRONMENT

For much of the year, apprehension wrestled optimism for control of the fixed income markets. Economic growth was impressive—the nation’s output increased by 4.4% during calendar 2004—but doubts about the expansion’s durability tinged the good news. Despite strength in consumer spending and in business investment, for example, rising oil prices seemed to threaten consumer and corporate cash flow. In addition, the current-account deficit hit a record high, reflecting both the federal budget’s large deficit and a yawning trade deficit. And while the U.S. unemployment rate was low—5.2% as of January 2005—job growth was uneven and decidedly weaker than the broad economic expansion.

Investment Philosophy

The funds reflect a belief that no one bond portfolio is right for all investors. The funds offer an array of portfolios with specific maturity and quality characteristics so investors can select the portfolio or combination of portfolios appropriate to their needs.

Prices rose modestly during calendar 2004, with the exception of energy costs. Excluding food and energy prices, the inflation rate was 2.3%. Including these volatile, highly visible prices, the inflation rate was 3.4%.

8

Although the Federal Reserve Board indicated that it believes longer-run inflationary pressures are well contained, the Fed tightened its monetary policy, raising short-term interest rates five times over the 12 months, to 2.25% (and then again on February 2, to 2.50%). The hikes were expected, as the Fed repeatedly signaled its intention to remove its considerable monetary accommodation (i.e., a negative inflation-adjusted federal funds rate), and to return to emphasizing price stability.

THE U.S. TREASURY MARKET

The Fed’s moves reverberated through the short end of the bond market, as shown in the table below. Three-year Treasuries, which yielded 2.23% at the start of the period, finished the year at 3.40%. The Fed’s moves and signs of economic acceleration initially prompted a sell-off in longer-term Treasuries. Toward the end of the year, however, Treasury prices rallied as the market seemed to anticipate steady economic growth and moderate inflation. Strong demand from overseas investors also played a role. The 30-year Treasury bond, which yielded 4.96% at the start of the year, finished the period at 4.59%.

MANAGEMENT OF THE FUNDS

As the fiscal year began, we shared the consensus view that interest rates would rise, and so we kept the durations of the Short-, Intermediate-, and Long-Term Treasury Funds at the short ends of their typical range.

This strategy was unsuccessful during the first quarter, but it enhanced our relative performance in the second quarter as interest rates rose. During the second half of the year, however, uncertainty began to dictate the market’s direction, and we shifted these funds’ durations back to their neutral ranges.

Yields of U.S. Treasury Bonds
Maturity	January 31, 2004	January 31, 2005	Change (basis points)

2 years	1.82%	3.27%	+145
3 years	2.23	3.40	+117
5 years	3.14	3.69	+55
10 years	4.13	4.13	No change
30 years	4.96	4.59	-37

Source: The Vanguard Group

For part of the year, we followed a similarly defensive strategy for the Inflation-Protected Securities Fund. Although we can’t call the positioning a success, it wasn’t much of a detractor, either. The fund delivered

9

strong returns, trailing the benchmark index by an amount roughly consistent with the fund’s expenses. We initially shortened the fund’s duration in anticipation of rising real interest rates. In fact, rates fell somewhat. An important contributor to the fund’s strong absolute returns was the extreme rise in energy prices (and thus also in the inflation adjustment for the fund’s securities). We positioned the Short-Term Federal Fund defensively as well. The idea was right, but the timing was not optimal, restraining performance. Our decision to underweight callable agency securities was also a mild negative.

DISCIPLINE AND LOW COSTS

Over time, the U.S. Government Bond Funds have succeeded in capturing most of the return available from their market segments and have also generally outperformed their peer-group averages. These results reflect disciplined portfolio management and low operating costs, a powerful combination that reduces the need to take unnecessary risks in pursuit of return. Vanguard’s expense advantage is important in any market environment, but it’s especially critical in the current environment of low yields.

David R. Glocke, PRINCIPAL
John W. Hollyer, PRINCIPAL
Ronald M. Reardon, PRINCIPAL
Kenneth E. Volpert, PRINCIPAL

VANGUARD FIXED INCOME GROUP

FEBRUARY 16, 2005

10

ADVISOR’S REPORT

For the GNMA Fund

Vanguard GNMA Fund’s Investor Shares returned 4.3% during the 12 months ended January 31, 2005. The fund outperformed its average mutual fund peer, which earned 3.2%, and only barely lagged the Lehman GNMA Index, which returned 4.4%.

THE INVESTMENT ENVIRONMENT

The past 12 months were dominated by the Federal Reserve Board’s change in monetary policy. Concluding that the period of extraordinary market liquidity should end as the economy regained its strength, the Fed raised its target for the federal funds rate consistently over the year. This change marked an end to an extended period of declining interest rates and resulted in a substantial slowing in the pace of mortgage refi-nancing. With fewer refinancings came an increase in investor interest in mortgage-related securities, which had a positive effect on the performance of the GNMA market.

THE FUND’S SUCCESSES

The fund’s total returns during the 12 months were more than we had expected as we began the year. The deceleration in mortgage refinancing and the resulting resurgence in investor interest in the sector meant that the yield advantage that GNMAs normally offer over U.S. Treasury securities narrowed, and that decline helped the performance of the fund relative to Treasuries. GNMAs were a good place to be during the period.

THE FUND’S SHORTFALLS

The only “shortfalls” we can point to are the yields of the fund as we begin fiscal 2006. With the yield advantage over Treasuries much reduced, it is difficult to see how the sector can perform as well relative to the alternatives as it did during fiscal 2005. The fund’s yields remain attractive compared with those offered by Treasuries, but our expectation for return has declined somewhat.

11

THE FUND’S POSITIONING

We believe that interest rates are unlikely to decline further and may in fact rise some. We therefore are no longer positioning the portfolio to provide the degree of protection from mortgage refinancing that we had a year ago. It is time, in our view, to invest for higher yield and to try to position the fund to be more defensive should interest rates rise. Our goal is to continue to provide an attractive level of income and return relative to those provided by alternatives of comparable quality.

Paul D. Kaplan, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

WELLINGTON MANAGEMENT COMPANY, LLP

FEBRUARY 16, 2005

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As of 1/31/2005

FUND PROFILES

These Profiles provide snapshots of each fund’s characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 19.

SHORT-TERM TREASURY FUND

Financial Attributes
	Fund	Comparative Index*	Broad Index**

Number of Issues	30	55	5,836
Yield	--	--
Investor Shares	2.9%
Admiral Shares	3.0%
Yield to Maturity	2.9%†	3.3%	4.4%
Average Coupon	2.8%	3.5%	5.2%
Average Effective Maturity	1.9 years	2.6 years	6.9 years
Average Quality††	Aaa	Aaa	Aa1
Average Duration	1.7 years	2.5 years	4.2 years
Expense Ratio	--	--
Investor Shares	0.24%
Admiral Shares	0.12%
Short-Term Reserves	1%	--	--

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	0.97	1.00	0.78	1.00
Beta	0.85	1.00	0.48	1.00

Sector Diversification‡(% of portfolio)

Government Mortgage-Backed	1%
Treasury/Agency	98
Short-Term Reserves	1

Total	100%

Distribution by Credit Quality†† (% of portfolio)

Aaa	100%

Total	100%

Distribution by Maturity (% of portfolio)

Under 1 Year	50%
1-3 Years	10
3-5 Years	40

Total	100%

Investment Focus

 *Lehman 1–5 Year Treasury Index.
**Lehman Aggregate Bond Index.
 † Before expenses.
†† Moody's Investors Service.
‡ The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. Government.

Visit our website at Vanguard.com
for regularly updated fund information.

13

FUND PROFILES (CONTINUED)

SHORT-TERM FEDERAL FUND

Financial Attributes
	Fund	Comparative Index*	Broad Index**

Number of Issues	46	464	5,836
Yield	--	--
Investor Shares	3.3%
Admiral Shares	3.4%
Yield to Maturity	3.4%†	3.4%	4.4%
Average Coupon	4.3%	3.6%	5.2%
Average Effective Maturity	2.2 years	2.6 years	6.9 years
Average Quality††	Aaa	Aaa	Aa1
Average Duration	2.1 years	2.4 years	4.2 years
Expense Ratio	--	--
Investor Shares	0.20%
Admiral Shares	0.12%
Short-Term Reserves	1%	--	--

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	0.98	1.00	0.85	1.00
Beta	0.84	1.00	0.48	1.00

Sector Diversification‡(% of portfolio)

Government Mortgage-Backed	14%
Treasury/Agency	85
Short-Term Reserves	1

Total	100%

Distribution by Credit Quality†† (% of portfolio)

Aaa	100%

Total	100%

Distribution by Maturity (% of portfolio)

Under 1 Year	5%
1-3 Years	74
3-5 Years	21

Total	100%

Investment Focus

 *Lehman 1–5 Year Government Index.
**Lehman Aggregate Bond Index.
† Before expenses.
††Moody’s Investors Service.
‡ The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. Government.

14

INFLATION-PROTECTED SECURITIES FUND

Financial Attributes
	Fund	Comparative Index*	Broad Index**

Number of Issues	16	15	5,836
Yield	--	--
Investor Shares	1.3%†
Institutional Shares	1.4%†
Average Coupon	2.8%†	2.9%†	5.2%
Average Effective Maturity	11.1 years11.1	years	6.9 years
Average Quality††	Aaa	Aaa	Aa1
Average Duration	6.6 years	6.5 years	4.2 years
Expense Ratio	--	--
Investor Shares	0.17%
Institutional Shares	0.11%
Short-Term Reserves	0%	--	--

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	1.00	1.00	0.76	1.00
Beta	0.99	1.00	1.44	1.00

Sector Diversification (% of portfolio)

Treasury	100%

Total	100%

Distribution by Credit Quality†† (% of portfolio)

Aaa	100%

Total	100%

Distribution by Maturity (% of portfolio)

1-5 Years	22%
5-10 Years	47
10-20 Years	17
20-30 Years	14

Total	100%

Investment Focus

 *Lehman Treasury Inflation Notes Index.
**Lehman Aggregate Bond Index.
† In real terms; not adjusted for inflation. The principal amounts--and thus the interest payments--of these securities are adjusted over time to reflect inflation.
†† Moody's Investors Service.

Visit our website at Vanguard.com
for regularly updated fund information.

15

FUND PROFILES (CONTINUED)

INTERMEDIATE-TERM TREASURY FUND

Financial Attributes
	Fund	Comparative Index*	Broad Index**

Number of Issues	38	25	5,836
Yield	--	--
Investor Shares	3.7%
Admiral Shares	3.8%
Yield to Maturity	3.8%	4.5%	4.4%
Average Coupon	6.8%	5.4%	5.2%
Average Effective Maturity	6.5 years	7.9 years	6.9 years
Average Quality††	Aaa	Aaa	Aa1
Average Duration	4.9 years	6.1 years	4.2 years
Expense Ratio	--	--
Investor Shares	0.24%
Admiral Shares	0.12%
Short-Term Reserves	1%	--	--

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	0.99	1.00	0.93	1.00
Beta	0.83	1.00	1.30	1.00

Sector Diversification‡(% of portfolio)

Treasury/Agency	99%
Short-Term Reserves	1

Total	100%

Distribution by Credit Quality†† (% of portfolio)

Aaa	100%

Total	100%

Distribution by Maturity (% of portfolio)

Under 1 Year	4%
1-5 Years	24
5-10 Years	39
10-20 Years	33

Total	100%

Investment Focus

 *Lehman 5–10 Year Treasury Index.
**Lehman Aggregate Bond Index.
† Before expenses.
†† Moody’s Investors Service.
‡ The agency securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

16

GNMA FUND

Financial Attributes
	Fund	Comparative Index*	Broad Index**

Number of Issues	25†	107	5,836
Yield	--	--
Investor Shares	4.4%
Admiral Shares	4.5%
Yield to Maturity	4.7%††	4.9%	4.4%
Average Coupon	5.6%	5.8%	5.2%
Average Effective Maturity	4.3 years	4.3 years	6.9 years
Average Quality‡	Aaa	Aaa	Aa1
Average Duration	2.5 years	2.5 years	4.2 years
Expense Ratio	--	--
Investor Shares	0.20%
Admiral Shares	0.13%
Short-Term Reserves	3%	--	--

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	0.95	1.00	0.89	1.00
Beta	1.30	1.00	0.73	1.00

Distribution by Coupon (% of portfolio)

Below 6%	60%
6%-7%	34
7%-8%	5
Above 8%	1

Total	100%

Investment Focus

 *Lehman GNMA Index.
**Lehman Aggregate Bond Index.
† Issues are mortgage pools grouped by coupon.
†† Before expenses.
‡ Moody’s Investors Service.

Visit our website at Vanguard.com
for regularly updated fund information.

17

FUND PROFILES (CONTINUED)

LONG-TERM TREASURY FUND

Financial Attributes
	Fund	Comparative Index*	Broad Index**

Number of Issues	21	38	5,836
Yield	--	--
Investor Shares	4.4%
Admiral Shares	4.5%
Yield to Maturity	4.4%†	4.5%	4.4%
Average Coupon	7.2	7.4%	5.2%
Average Effective Maturity	17.3 years	17.6years	6.9 years
Average Quality††	Aaa	Aaa	Aa1
Average Duration	10.1 years	10.8years	4.2 years
Expense Ratio	--	--
Investor Shares	0.24%
Admiral Shares	0.12%
Short-Term Reserves	1%	--	--

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	1.00	1.00	0.95	1.00
Beta	0.97	1.00	2.31	1.00

Sector Diversification‡(% of portfolio)

Treasury/Agency	99%
Short-Term Reserves	1

Total	100%

Distribution by Credit Quality†† (% of portfolio)

Aaa	100%

Total	100%

Distribution by Maturity (% of portfolio)

Under 1 Year	1%
1-5 Years	1
5-10 Years	6
10-20 Years	53
20-30 Years	39

Total	100%

Investment Focus

 *Lehman Long Treasury Index.
**Lehman Aggregate Bond Index.
† Before expenses.
†† Moody’s Investors Service.
‡ The agency securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

18

GLOSSARY OF INVESTMENT TERMS

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

19

As of 1/31/2005

PERFORMANCE SUMMARIES

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the funds. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

SHORT-TERM TREASURY FUND

Cumulative Performance January 31, 1995–January 31, 2005

	Average Annual Total Returns Periods Ended January 31, 2005			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment

Short-Term Treasury Fund Investor Shares	0.85%	5.62%	5.80%	$17,582
Lehman Aggregate Bond Index	4.16	7.92	7.58	20,760
Lehman 1-5 Year Treasury Index	0.95	5.66	6.02	17,945
Average Short Treasury Fund*	0.43	4.51	5.06	16,388

	One Year	Since Inception**	Final Value of a $250,000 Investment

Short-Term Treasury Fund Admiral Shares	0.97%	4.60%	$298,768
Lehman Aggregate Bond Index	4.16	6.59	321,935
Lehman 1-5 Year Treasury Index	0.95	4.51	297,809

Fiscal-Year Total Returns (%) January 31, 1995-January 31, 2005

	Short-Term Treasury Fund Investor Shares			Lehman†		Short-Term Treasury Fund Investor Shares			Lehman†
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return

1996	4.8%	6.6%	11.4%	12.0%	2001	4.1%	6.3%	10.4%	10.5%
1997	-1.9	5.8	3.9	4.1	2002	1.9	5.0	6.9	7.4
1998	1.1	6.0	7.1	7.9	2003	3.4	4.0	7.4	7.2
1999	1.2	5.5	6.7	6.9	2004	0.2	2.5	2.7	2.6
2000	-4.0	5.2	1.2	1.3	2005	-1.8	2.7	0.9	1.0

 *Derived from data provided by Lipper Inc.
**February 13, 2001.
 †Lehman 1–5 Year Treasury Index.
Note: See Financial Highlights tables on pages 55 and 56 for dividend and capital gains information.

20

Average Annual Total Returns for periods ended December 31, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Ten Years
	Inception Date	Year	Years	Capital	Income	Total

Short-Term Treasury Fund
Investor Shares	10/28/1991	1.03%	5.56%	0.98%	4.98%	5.96%
Admiral Shares	2/13/2001	1.16	4.69*	--	--	--

*Return since inception

21

PERFORMANCE SUMMARIES (CONTINUED)

SHORT-TERM FEDERAL FUND

Cumulative Performance January 31, 1995–January 31, 2005

	Average Annual Total Returns Periods Ended January 31, 2005			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment

Short-Term Federal Fund Investor Shares	0.98%	5.71%	5.94%	$17,815
Lehman Aggregate Bond Index	4.16	7.92	7.58	20,760
Lehman 1-5 Year Government Index	1.15	5.81	6.09	18,065
Average 1-5 Year Government Fund*	0.93	4.93	5.21	16,614

	One Year	Since Inception**	Final Value of a $250,000 Investment

Short-Term Federal Fund Admiral Shares	1.06%	4.50%	$297,698
Lehman Aggregate Bond Index	4.16	6.55	321,500
Lehman 1-5 Year Government Index	1.15	4.62	299,023

Fiscal-Year Total Returns (%) January 31, 1995-January 31, 2005

	Short-Term Federal Fund Investor Shares			Lehman†		Short-Term Federal Fund Investor Shares			Lehman†
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return

1996	5.0%	6.4%	11.4%	12.0%	2001	4.4%	6.5%	10.9%	10.8%
1997	-1.7	6.2	4.5	4.1	2002	2.1	5.4	7.5	7.5
1998	0.8	6.3	7.1	7.9	2003	2.9	4.1	7.0	7.2
1999	0.7	5.9	6.6	6.9	2004	-0.5	3.0	2.5	2.6
2000	-4.0	5.6	1.6	1.3	2005	-1.8	2.8	1.0	1.2

*Derived from data provided by Lipper Inc. **February 12, 2001. †Lehman 1–5 Year Government Index. Note: See Financial Highlights tables on pages 56 and 57 for dividend and capital gains information.

22

Average Annual Total Returns for periods ended December 31, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Ten Years
	Inception Date	Year	Years	Capital	Income	Total

Short-Term Federal Fund
Investor Shares	12/31/1987	1.36%	5.69%	0.88%	5.22%	6.10%
Admiral Shares	2/12/2001	1.43	4.58*	--	--	--

*Return since inception

23

PERFORMANCE SUMMARIES (CONTINUED)

INFLATION-PROTECTED SECURITIES FUND

Cumulative Performance June 29, 2000–January 31, 2005

	Average Annual Total Returns Periods Ended January 31, 2005		Final Value
	One Year	Since Inception*	of a $10,000 Investment

Inflation-Protected Securities Fund Investor Shares	6.96%	10.11%	$15,557
Lehman Aggregate Bond Index	4.16	7.68	14,047
Lehman Treasury Inflation Notes Index	7.24	10.32	15,695
Average Treasury Inflation Protected Securities Fund**	6.47	9.91	15,412

	One Year	Since Inception*	Final Value of a $10,000,000 Investment

Inflation-Protected Securities Fund Institutional Shares	7.15%	7.04%	$10,804,171
Lehman Aggregate Bond Index	4.16	4.64	10,529,170
Lehman Treasury Inflation Notes Index	7.24	7.17	10,819,518

Fiscal-Year Total Returns (%) June 29, 2000-January 31, 2005

	Inflation-Protected Securities Fund Investor Shares			Lehman†		Inflation-Protected Securities Fund Investor Shares			Lehman†
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return

2001	5.3%	2.8%	8.1%	8.3%	2004	4.8%	3.9%	8.7%	8.8%
2002	1.9	4.3	6.2	6.3	2005	2.2	4.8	7.0	7.2
2003	12.1	4.5	16.6	16.8

 *Inceptiondates are: for Investor Shares, June 29, 2000; for Institutional Shares, December 12, 2003.
**Derived from data provided by Lipper Inc.
†Lehman Treasury Inflation Notes Index.
Note: See Financial Highlights tables on pages 57 and 58 for dividend and capital gains information.

24

Average Annual Total Returns for periods ended December 31, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

			Since Inception
	Inception Date	One Year	Capital	Income	Total

Inflation-Protected Securities Fund
Investor Shares	6/29/2000	8.27%	5.78%	4.53%	10.31%
Institutional Shares	12/12/2003	8.25	1.91	5.62	7.53

25

PERFORMANCE SUMMARIES (CONTINUED)

INTERMEDIATE-TERM TREASURY FUND

Cumulative Performance January 31, 1995–January 31, 2005

	Average Annual Total Returns Periods Ended January 31, 2005			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment

Intermediate-Term Treasury Fund Investor Shares	3.14%	8.40%	7.63%	$20,862
Lehman Aggregate Bond Index	4.16	7.92	7.58	20,760
Lehman 5-10 Year Treasury Index	3.61	8.39	7.79	21,174
Average General Treasury Fund*	4.18	7.79	7.22	20,083

	One Year	Since Inception**	Final Value of a $250,000 Investment

Intermediate-Term Treasury Fund Admiral Shares	3.27%	6.71%	$323,471
Lehman Aggregate Bond Index	4.16	6.55	321,500
Lehman 5-10 Year Treasury Index	3.61	6.63	322,553

Fiscal-Year Total Returns (%) January 31, 1995-January 31, 2005

	Intermediate-Term Treasury Fund Investor Shares			Lehman†		Intermediate-Term Treasury Fund Investor Shares			Lehman†
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return

1996	11.7%	7.3%	19.0%	19.6%	2001	9.1%	7.0%	16.1%	15.8%
1997	-4.9	6.2	1.3	1.3	2002	0.8	5.8	6.6	6.8
1998	4.1	6.7	10.8	11.7	2003	7.6	5.5	13.1	12.6
1999	3.3	6.1	9.4	10.0	2004	-0.5	4.2	3.7	3.7
2000	-10.1	5.5	-4.6	-5.0	2005	-1.3	4.4	3.1	3.6

*Derived from data provided by Lipper Inc. **February 12, 2001. †Lehman 5–10 Year Treasury Index. Note: See Financial Highlights tables on pages 58 and 59 for dividend and capital gains information.

26

Average Annual Total Returns for periods ended December 31, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Intermediate-Term Treasury Fund
Investor Shares	10/28/1991	3.40%	8.18%	1.90%	5.88%	7.78%
Admiral Shares	2/12/2001	3.53	6.71*	--	--	--

*Return since inception

27

PERFORMANCE SUMMARIES (CONTINUED)

GNMA FUND

Cumulative Performance January 31, 1995–January 31, 2005

	Average Annual Total Returns Periods Ended January 31, 2005			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment

GNMA Fund Investor Shares	4.31%	7.41%	7.29%	$20,213
Lehman Aggregate Bond Index	4.16	7.92	7.58	20,760
Lehman GNMA Index	4.42	7.32	7.38	20,380
Average GNMA Fund*	3.20	6.48	6.42	18,638

	One Year	Since Inception**	Final Value of a $250,000 Investment

GNMA Fund Admiral Shares	4.38%	5.92%	$314,109
Lehman Aggregate Bond Index	4.16	6.55	321,500
Lehman GNMA Index	4.42	5.79	312,567

Fiscal-Year Total Returns (%) January 31, 1995-January 31, 2005

	GNMA Fund Investor Shares			Lehman†		GNMA Fund Investor Shares			Lehman†
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return

1996	7.6%	8.0%	15.6%	15.5%	2001	6.6%	7.5%	14.1%	13.9%
1997	-2.1	7.3	5.2	5.6	2002	0.9	6.5	7.4	7.6
1998	2.5	7.4	9.9	9.7	2003	2.9	5.8	8.7	7.9
1999	0.0	6.8	6.8	6.7	2004	-1.9	4.8	2.9	3.1
2000	-7.3	6.4	-0.9	0.3	2005	-0.4	4.7	4.3	4.4

*Derived from data provided by Lipper Inc. **February 12, 2001. †Lehman GNMA Index. Note: See Financial Highlights tables on pages 59 and 60 for dividend and capital gains information.

28

Average Annual Total Returns for periods ended December 31, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

GNMA Fund
Investor Shares	6/27/1980	4.13%	7.04%	0.90%	6.52%	7.42%
Admiral Shares	2/12/2001	4.21	5.85*	--	--	--

*Return since inception

29

PERFORMANCE SUMMARIES (CONTINUED)

LONG-TERM TREASURY FUND

Cumulative Performance January 31, 1995–January 31, 2005

	Average Annual Total Returns Periods Ended January 31, 2005			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment

Long-Term Treasury Fund Investor Shares	8.01%	10.18%	9.24%	$24,211
Lehman Aggregate Bond Index	4.16	7.92	7.58	20,760
Lehman Long Treasury Index	8.56	10.31	9.57	24,944
Average General Treasury Fund*	4.18	7.79	7.22	20,083

	One Year	Since Inception**	Final Value of a $250,000 Investment

Long-Term Treasury Fund Admiral Shares	8.15%	8.26%	$342,564
Lehman Aggregate Bond Index	4.16	6.55	321,500
Lehman Long Treasury Index	8.56	8.25	342,426

Fiscal-Year Total Returns (%) January 31, 1995-January 31, 2005

	Long-Term Treasury Fund Investor Shares			Lehman†		Long-Term Treasury Fund Investor Shares			Lehman†
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return

1996	18.7%	8.0%	26.7%	27.4%	2001	11.7%	6.9%	18.6%	18.8%
1997	-8.2	6.4	-1.8	-1.6	2002	-0.4	5.7	5.3	5.4
1998	9.7	7.1	16.8	18.3	2003	9.0	5.8	14.8	14.9
1999	5.8	6.2	12.0	12.3	2004	0.0	4.9	4.9	4.6
2000	-13.7	5.3	-8.4	-8.3	2005	2.7	5.3	8.0	8.6

*Derived from data provided by Lipper Inc. **February 12, 2001. †Lehman Long Treasury Index. Note: See Financial Highlights tables on pages 60 and 61 for dividend and capital gains information.

30

Average Annual Total Returns for periods ended December 31, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Long-Term Treasury Fund
Investor Shares	5/19/1986	7.12%	9.89%	3.10%	6.15%	9.25%
Admiral Shares	2/12/2001	7.25	7.74*	--	--	--

*Return since inception

31

ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table on page 33 illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table on page 33 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

32

Six Months Ended January 31, 2005
	Beginning Account Value July 31, 2004	Ending Account Value Jan. 31, 2005	Expenses Paid During Period*

Based on Actual Fund Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,009.05	$1.16
Admiral Shares	1,000.00	1,009.64	0.61
Short-Term Federal Fund
Investor Shares	1,000.00	1,010.34	0.91
Admiral Shares	1,000.00	1,010.74	0.56
Inflation-Protected Securities Fund
Investor Shares	1,000.00	1,053.21	0.77
Institutional Shares	1,000.00	1,054.05	0.52
Intermediate-Term Treasury Fund
Investor Shares	1,000.00	1,032.37	1.18
Admiral Shares	1,000.00	1,032.95	0.61
GNMA Fund
Investor Shares	1,000.00	1,035.85	1.02
Admiral Shares	1,000.00	1,036.16	0.72
Long-Term Treasury Fund
Investor Shares	1,000.00	1,085.42	1.21
Admiral Shares	1,000.00	1,086.02	0.63

Based on Hypothetical 5% Yearly Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.98	$1.17
Admiral Shares	1,000.00	1,024.53	0.61
Short-Term Federal Fund
Investor Shares	1,000.00	1,024.23	0.92
Admiral Shares	1,000.00	1,024.58	0.56
Inflation-Protected Securities Fund
Investor Shares	1,000.00	1,024.38	0.76
Institutional Shares	1,000.00	1,024.63	0.51
Intermediate-Term Treasury Fund
Investor Shares	1,000.00	1,023.98	1.17
Admiral Shares	1,000.00	1,024.53	0.61
GNMA Fund
Investor Shares	1,000.00	1,024.13	1.02
Admiral Shares	1,000.00	1,024.43	0.71
Long-Term Treasury Fund
Investor Shares	1,000.00	1,023.98	1.17
Admiral Shares	1,000.00	1,024.53	0.61

*The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Treasury Fund, 0.23% for Investor Shares and 0.12% for Admiral Shares; for the Short-Term Federal Fund, 0.18% for Investor Shares and 0.11% for Admiral Shares; for the Inflation-Protected Securities Fund, 0.15% for Investor Shares and 0.10% for Institutional Shares; for the Intermediate-Term Treasury Fund, 0.23% for Investor Shares and 0.12% for Admiral Shares; for the GNMA Fund, 0.20% for Investor Shares and 0.14% for Admiral Shares; and for the Long-Term Treasury Fund, 0.23% for Investor Shares and 0.12% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

33

ABOUT YOUR FUND’S EXPENSES (CONTINUED)

Expense Ratios: Your fund compared with its peer group
	Fund Expense Ratio	Peer-Group Expense Ratio*

Short-Term Treasury Fund
Investor Shares	0.24%	0.55%
Admiral Shares	0.12	. –
Short-Term Federal Fund
Investor Shares	0.20%	0.93%
Admiral Shares	0.12	. –
Inflation-Protected Securities Fund
Investor Shares	0.17%	0.93%
Institutional Shares	0.11	. –
Intermediate-Term Treasury Fund
Investor Shares	0.24%	0.62%
Admiral Shares	0.12	. –
GNMA Fund
Investor Shares	0.20%	1.05%
Admiral Shares	0.13	. –
Long-Term Treasury Fund
Investor Shares	0.24%	0.62%
Admiral Shares	0.12	. –

*Peer groups are: for the Short-Term Treasury Fund, the Average Short Treasury Fund; for the Short-Term Federal Fund, the Average 1–5 Year Government Fund; for the Inflation-Protected Securities Fund, the Average Treasury Inflation Protected Securities Fund; for the Intermediate-Term Treasury Fund, the Average General Treasury Fund; for the GNMA Fund, the Average GNMA Fund; and for the Long-Term Treasury Fund, the Average General Treasury Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2004.

34

As of 1/31/2005

FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government securities, agency bonds and notes, etc.). Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share. At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund’s net assets. Undistributed Net Investment Income is minimal for the funds that distribute net income to shareholders as a dividend each day. For the Inflation-Protected Securities Fund, Undistributed Net Investment Income represents net income earned since the last quarterly dividend. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Each fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Short-Term Treasury Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (98.4%)
U.S. Government Securities (80.1%)
U.S. Treasury Bill	2.328%	4/21/2005	$170,000	$169,106
U.S. Treasury Bill	2.233%	3/10/2005	25,000	24,946
U.S. Treasury Bill	2.319-2.344%	4/14/2005	160,000	159,253
U.S. Treasury Note	6.50%	5/15/2005	200,000	202,188
U.S. Treasury Note	1.625%	10/31/2005	540,000	535,108
U.S. Treasury Note	5.875%	11/15/2005	51,000	52,179
U.S. Treasury Note	1.875%	11/30/2005	50,000	49,586
U.S. Treasury Note	1.875%	1/31/2006	200,000	197,875
U.S. Treasury Note	5.625%	5/15/2008	70,000	74,670
U.S. Treasury Note	3.25%	8/15/2008	60,000	59,513
U.S. Treasury Note	3.125%	10/15/2008	128,000	126,240
U.S. Treasury Note	3.375%	12/15/2008	60,000	59,625
U.S. Treasury Note	3.875%	5/15/2009	75,000	75,832
U.S. Treasury Note	4.00%	6/15/2009	412,875	419,196
U.S. Treasury Note	3.625%	7/15/2009	206,000	205,872
U.S. Treasury Note	6.00%	8/15/2009	202,000	221,758
U.S. Treasury Note	5.00%	2/15/2011	128,000	136,120

				2,769,067

35

Short-Term Treasury Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Agency Bonds and Notes (17.9%)
Federal Home Loan Bank*	5.375%	2/15/2006	$20,000	$20,439
Federal Home Loan Mortgage Corp.*	2.541%	4/12/2005	208,049	206,990
Federal Home Loan Mortgage Corp.*	2.617%	5/3/2005	100,000	99,343
Federal National Mortgage Assn.*	2.581%	4/20/2005	110,000	109,376
Government Export Trust
(U.S. Government Guaranteed)	6.00%	3/15/2005 (1)	833	836
Guaranteed Trade Trust
(U.S. Government Guaranteed)	7.46%	12/15/2005 (1)	6,826	7,004
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	0.00%	5/15/2005	6,700	8,097
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	5.926%	6/15/2005 (1)	3,240	3,267
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	5.76%	6/15/2006 (1)	8,000	8,091
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	5.10%	6/30/2007 (1)	11,429	11,679
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	7.45%	12/15/2010 (1)	16,364	17,729
Private Export Funding Corp.
(U.S. Government Guaranteed)	5.53%	4/30/2006	25,000	25,688
Private Export Funding Corp.
(U.S. Government Guaranteed)	7.65%	5/15/2006	55,000	57,994
Private Export Funding Corp.
(U.S. Government Guaranteed)	3.40%	2/15/2008	45,000	44,613

				621,146

Mortgage-Backed Securities (0.4%)
Federal Home Loan Mortgage Corp.*	5.50%	4/1/2016-5/1/2016 (1)	2,006	2,078
Federal Home Loan Mortgage Corp.*	6.00%	8/1/2006 (1)	3,348	3,395
Federal Home Loan Mortgage Corp.*	7.00%	12/1/2015-1/1/2016 (1)	1,679	1,782
Federal National Mortgage Assn.*	6.00%	4/1/2006-9/1/2006 (1)	1,492	1,510
Federal National Mortgage Assn.*	7.00%	11/1/2015-3/1/2016 (1)	4,636	4,922

				13,687

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $3,409,106)				3,403,900

			Shares

TEMPORARY CASH INVESTMENT (2.5%)
Vanguard Yorktown Liquidity Fund, 2.36%**
(Cost $85,331)			85,330,853	85,331

TOTAL INVESTMENTS (100.9%)
(Cost $3,494,437)				3,489,231

36

Market Value^ (000)
OTHER ASSETS AND LIABILITIES (-0.9%)

Receivables for Investment Securities Sold	$74,835
Other Assets---Note C	28,745
Payables for Investment Securities Purchased	(118,462)
Other Liabilities	(15,455)

(30,337)

NET ASSETS (100%)	$3,458,894

 ^See Note A in Notes to Financial Statements.
*The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line-of-credit) woud require congressional action.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
 (1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
 (2) Zero coupon redeemable at a price above par. Yield to maturity is 5.91%.
(3) Securities with a value of $1,535,000 have been segregated as initial margin for open futures contracts.

AT JANUARY 31, 2005, NET ASSETS CONSISTED OF:
Amount (000)

Paid-in Capital	$3,472,232
Undistributed Net Investment Income	--
Accumulated Net Realized Losses	(8,151)
Unrealized Appreciation (Depreciation)
Investment Securities	(5,206)
Futures Contracts	19

NET ASSETS	$3,458,894

Investor Shares---Net Assets
Applicable to 177,403,890 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$1,853,509

NET ASSET VALUE PER SHARE---INVESTOR SHARES	$10.45

Admiral Shares--Net Assets
Applicable to 153,655,340 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$1,605,385

NET ASSET VALUE PER SHARE---ADMIRAL SHARES	$10.45

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

37

Short-Term Federal Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (98.4%)

U.S. Government Securities (15.2%)
U.S. Treasury Note	6.125%	8/15/2007	$56,000	$59,754
U.S. Treasury Note	5.625%	5/15/2008	11,000	11,734
U.S. Treasury Note	3.375%	12/15/2008	48,500	48,197
U.S. Treasury Note	3.875%	5/15/2009	75,000	75,832
U.S. Treasury Note	3.625%	7/15/2009	275,000	274,829

				470,346

Agency Bonds and Notes (69.0%)
Federal Home Loan Bank*	2.50%	11/15/2005	80,000	79,666
Federal Home Loan Bank*	2.375%	2/15/2006	90,000	89,239
Federal Home Loan Bank*	5.125%	3/6/2006	282,900	288,569
Federal Home Loan Bank*	2.50%	3/15/2006	16,000	15,869
Federal Home Loan Bank*	2.875%	9/15/2006	150,000	148,839
Federal Home Loan Bank*	4.875%	2/15/2007	10,000	10,273
Federal Home Loan Bank*	3.00%	4/15/2009	22,000	21,229
Federal Home Loan Mortgage Corp.*	5.50%	7/15/2006	129,000	132,947
Federal Home Loan Mortgage Corp.*	4.875%	3/15/2007	150,000	154,122
Federal Home Loan Mortgage Corp.*	2.875%	5/15/2007	100,000	98,552
Federal National Mortgage Assn.*	5.25%	6/15/2006	30,000	30,770
Federal National Mortgage Assn.*	4.375%	10/15/2006	30,000	30,485
Federal National Mortgage Assn.*	3.55%	1/12/2007	50,000	49,963
Federal National Mortgage Assn.*	5.00%	1/15/2007	139,000	142,991
Federal National Mortgage Assn.*	5.25%	4/15/2007 (3)	269,500	279,250
Federal National Mortgage Assn.*	3.80%	1/18/2008	100,000	99,863
Federal National Mortgage Assn.*	5.75%	2/15/2008	96,000	101,601
Federal National Mortgage Assn.*	6.00%	5/15/2008	37,000	39,537
Federal National Mortgage Assn.*	3.25%	2/15/2009	70,000	68,362
Guaranteed Export Trust
(U.S. Government Guaranteed)	5.23%	5/15/2005 (1)	1,149	1,152
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	0.00%	5/15/2005	4,500	5,438
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	2.36%	8/15/2007 (1)	49,500	48,691
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	3.22%	9/20/2007	8,000	7,975
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	3.22%	9/20/2007	13,000	12,959
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	2.89%	12/15/2007 (1)	41,000	39,387
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	2.41%	6/15/2009 (1)	18,000	17,734
Private Export Funding Corp.
(U.S. Government Guaranteed)	5.25%	5/15/2005	9,500	9,569
Private Export Funding Corp.
(U.S. Government Guaranteed)	6.62%	10/1/2005	14,150	14,487
Private Export Funding Corp.
(U.S. Government Guaranteed)	5.34%	3/15/2006	13,000	13,295

38

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Private Export Funding Corp.
(U.S. Government Guaranteed)	5.53%	4/30/2006	$56,750	$58,311
Private Export Funding Corp.
(U.S. Government Guaranteed)	7.65%	5/15/2006	20,000	21,088

				2,132,213

Mortgage-Backed Securities (14.2%)
Federal Home Loan Mortgage Corp.*	3.50%	2/15/2013-12/15/2014 (1)	56,110	56,020
Federal Home Loan Mortgage Corp.*	3.70%	8/1/2033 (1)	9,824	9,762
Federal Home Loan Mortgage Corp.*	4.00%	1/15/2033 (1)	15,167	15,234
Federal Home Loan Mortgage Corp.*	5.50%	2/1/2016-11/1/2017 (1)	57,389	59,304
Federal Home Loan Mortgage Corp.*	6.00%	8/1/2005 (1)	739	743
Federal Home Loan Mortgage Corp.*	6.50%	9/1/2011 (1)	4,431	4,678
Federal Home Loan Mortgage Corp.*	7.50%	2/1/2008 (1)	1,197	1,249
Federal National Mortgage Assn.*	3.483%	10/1/2033 (1)	14,984	14,761
Federal National Mortgage Assn.*	3.591%	8/1/2033 (1)	14,219	14,112
Federal National Mortgage Assn.*	3.716%	7/1/2033 (1)	9,750	9,704
Federal National Mortgage Assn.*	3.721%	6/1/2033 (1)	17,952	17,880
Federal National Mortgage Assn.*	3.727%	8/1/2033 (1)	5,930	5,893
Federal National Mortgage Assn.*	3.734%	9/1/2033 (1)	40,611	40,367
Federal National Mortgage Assn.*	3.803%	8/1/2033 (1)	19,253	19,180
Federal National Mortgage Assn.*	3.809%	9/1/2033 (1)	19,645	19,563
Federal National Mortgage Assn.*	3.832%	7/1/2033 (1)	19,019	18,961
Federal National Mortgage Assn.*	4.305%	6/1/2034 (1)	48,315	48,711
Federal National Mortgage Assn.*	4.32%	8/1/2034 (1)	13,973	13,965
Federal National Mortgage Assn.*	6.00%	11/1/2005-4/1/2017 (1)	20,932	21,930
Federal National Mortgage Assn.*	6.50%	10/1/2010-9/1/2016 (1)	35,299	37,388
Federal National Mortgage Assn.*	7.50%	3/1/2015-8/1/2015 (1)	2,469	2,622
Federal National Mortgage Assn.*	8.00%	10/1/2014-9/1/2015 (1)	7,381	7,876

				439,903

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $3,068,263)				3,042,462

			Shares

TEMPORARY CASH INVESTMENT (0.9%)

Vanguard Yorktown Liquidity Fund, 2.36%**
(Cost $27,120)			27,119,833	27,120

TOTAL INVESTMENTS (99.3%)
(Cost $3,095,383)				3,069,582

39

Short-Term Federal Fund	Market Value^ (000)
OTHER ASSETS AND LIABILITIES (0.7%)

Other Assets--Note C	$35,053
Liabilities	(11,898)

23,155

NET ASSETS (100%)	$3,092,737

 ^See Note A in Notes to Financial Statements.
 *The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line-of-credit) would require congressional action.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
 (1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
 (2) Zero coupon redeemable at a price above par. Yield to maturity is 5.91%.
(3) Securities with a value of $466,000 have been segregated as initial margin for open futures contracts.

AT JANUARY 31, 2005, NET ASSETS CONSISTED OF:
Amount (000)

Paid-in Capital	$3,121,700
Undistributed Net Investment Income	--
Accumulated Net Realized Losses	(3,168)
Unrealized Appreciation (Depreciation)
Investment Securities	(25,801)
Futures Contracts	6

NET ASSETS	$3,092,737

Investor Shares--Net Assets
Applicable to 231,233,047 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$2,402,737

NET ASSET VALUE PER SHARE--INVESTOR SHARES	$10.39

Admiral Shares--Net Assets
Applicable to 66,403,651 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$690,000

NET ASSET VALUE PER SHARE--ADMIRAL SHARES	$10.39

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

40

Inflation-Protected Securities Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
U.S. GOVERNMENT SECURITIES (99.8%)

U.S. Treasury Inflation-Indexed Bond	2.375%	1/15/2025	$1,288,675	$1,405,355
U.S. Treasury Inflation-Indexed Bond	3.625%	4/15/2028 *	463,375	719,574
U.S. Treasury Inflation-Indexed Bond	3.875%	4/15/2029	178,400	285,035
U.S. Treasury Inflation-Indexed Bond	3.375%	4/15/2032	71,100	101,313
U.S. Treasury Inflation-Indexed Note	3.375%	1/15/2007	431,875	545,941
U.S. Treasury Inflation-Indexed Note	3.625%	1/15/2008	349,700	445,478
U.S. Treasury Inflation-Indexed Note	3.875%	1/15/2009	483,500	624,245
U.S. Treasury Inflation-Indexed Note	4.25%	1/15/2010	129,150	168,610
U.S. Treasury Inflation-Indexed Note	0.875%	4/15/2010	405,400	402,982
U.S. Treasury Inflation-Indexed Note	3.50%	1/15/2011 *	242,000	299,851
U.S. Treasury Inflation-Indexed Note	3.375%	1/15/2012	196,975	240,185
U.S. Treasury Inflation-Indexed Note	3.00%	7/15/2012	754,950	891,444
U.S. Treasury Inflation-Indexed Note	1.875%	7/15/2013	844,875	902,509
U.S. Treasury Inflation-Indexed Note	2.00%	1/15/2014	608,300	650,902
U.S. Treasury Inflation-Indexed Note	2.00%	7/15/2014	407,950	427,385

TOTAL U.S. GOVERNMENT SECURITIES
(Cost $7,760,448)				8,110,809

			Shares

TEMPORARY CASH INVESTMENT (0.1%)
Vanguard Market Liquidity Fund, 2.36%**
(Cost $9,417)			9,417,438	9,417

TOTAL INVESTMENTS (99.9%)
(Cost $7,769,865)				8,120,226

OTHER ASSETS AND LIABILITIES (0.1%)

Receivables for Investment Securities Sold				191,566
Other Assets--Note C				50,709
Payables for Investment Securities Purchased				(215,308)
Other Liabilities				(16,466)

				10,501

NET ASSETS (100%)				$8,130,727

^See Note A in Notes to Financial Statements.
*Securities with an aggregated value of $4,210,000 have been segregated as initial margin for open futures contracts.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

41

Inflation-Protected Securities Fund	Amount (000)
AT JANUARY 31, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$7,751,163
Undistributed Net Investment Income	10,513
Accumulated Net Realized Gains	19,813
Unrealized Appreciation (Depreciation)
Investment Securities	350,361
Futures Contracts	(1,123)

NET ASSETS	$8,130,727

Investor Shares--Net Assets
Applicable to 598,992,319 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$7,529,546

NET ASSET VALUE PER SHARE--INVESTOR SHARES	$12.57

Institutional Shares--Net Assets
Applicable to 59,785,594 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$601,181

NET ASSET VALUE PER SHARE--INSTITUTIONAL SHARES	$10.06

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

42

Intermediate-Term Treasury Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (97.7%)

U.S. Government Securities (80.0%)
U.S. Treasury Bill	2.113%	2/17/2005	$60,000	$59,949
U.S. Treasury Bill	1.917%	3/10/2005	20,000	19,956
U.S. Treasury Bill	2.311%	4/14/2005	25,000	24,883
U.S. Treasury Bond	10.375%	11/15/2012	207,800	246,179
U.S. Treasury Bond	11.75%	11/15/2014	20,000	27,000
U.S. Treasury Bond	10.625%	8/15/2015	57,000	88,065
U.S. Treasury Bond	9.875%	11/15/2015	25,000	37,172
U.S. Treasury Bond	9.25%	2/15/2016	283,500	407,886
U.S. Treasury Bond	7.25%	5/15/2016 (3)	301,500	380,927
U.S. Treasury Bond	7.50%	11/15/2016	7,000	9,038
U.S. Treasury Bond	8.75%	5/15/2017	54,000	76,461
U.S. Treasury Bond	8.875%	8/15/2017	113,000	161,943
U.S. Treasury Note	6.75%	5/15/2005	25,000	25,289
U.S. Treasury Note	6.00%	8/15/2009	179,650	197,222
U.S. Treasury Note	6.50%	2/15/2010	456,650	515,161
U.S. Treasury Note	5.75%	8/15/2010	192,000	211,140
U.S. Treasury Note	5.00%	2/15/2011	23,500	24,991
U.S. Treasury Note	5.00%	8/15/2011	321,000	341,663
U.S. Treasury Note	4.875%	2/15/2012	182,000	192,551
U.S. Treasury Note	4.25%	8/15/2014	20,000	20,187

				3,067,663

Agency Bonds and Notes (17.5%)
Export Funding Trust
(U.S. Government Guaranteed)	8.21%	12/29/2006 (1)	2,862	3,009
Federal National Mortgage Assn.*	7.30%	5/25/2010 (1)	30,000	34,280
Federal National Mortgage Assn.*	5.763%	12/25/2011 (1)	20,000	21,564
Guaranteed Trade Trust
(U.S. Government Guaranteed)	7.39%	6/26/2006 (1)	1,125	1,167
Guaranteed Trade Trust
(U.S. Government Guaranteed)	7.80%	8/15/2006 (1)	3,460	3,574
Guaranteed Trade Trust
(U.S. Government Guaranteed)	8.17%	1/15/2007 (1)	2,167	2,275
Guaranteed Trade Trust
(U.S. Government Guaranteed)	6.69%	1/15/2009(1)(2)	21,571	22,824
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	6.726%	9/15/2010 (1)	13,565	14,830
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	7.60%	12/15/2012 (1)	27,474	30,956
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	7.05%	11/15/2013 (1)	33,750	37,480
Private Export Funding Corp.
(U.S. Government Guaranteed)	7.65%	5/15/2006	15,000	15,816
Private Export Funding Corp.
(U.S. Government Guaranteed)	7.11%	4/15/2007	33,420	35,930
Private Export Funding Corp.
(U.S. Government Guaranteed)	6.49%	7/15/2007	14,000	14,944
Private Export Funding Corp.
(U.S. Government Guaranteed)	5.75%	1/15/2008	60,000	63,420

43

Intermediate-Term Treasury Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Private Export Funding Corp.
(U.S. Government Guaranteed)	5.87%	7/31/2008	$123,100	$131,420
Private Export Funding Corp.
(U.S. Government Guaranteed)	7.20%	1/15/2010	12,900	14,705
Private Export Funding Corp.
(U.S. Government Guaranteed)	7.25%	6/15/2010	135,920	156,339
Private Export Funding Corp.
(U.S. Government Guaranteed)	6.07%	4/30/2011	51,000	56,152
Private Export Funding Corp.
(U.S. Government Guaranteed)	5.685%	5/15/2012	10,000	10,853

				671,538

Mortgage-Backed Securities (0.2%)
Federal Home Loan Mortgage Corp.*	5.50%	4/1/2016-5/1/2016 (1)	5,713	5,917
Federal Home Loan Mortgage Corp.*	7.00%	5/1/2015-3/1/2016 (1)	1,826	1,942

				7,859

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $3,597,734)				3,747,060

			Shares

TEMPORARY CASH INVESTMENT (0.6%)

Vanguard Yorktown Liquidity Fund, 2.36%**
(Cost $21,287)			21,286,940	21,287

TOTAL INVESTMENTS (98.3%)
(Cost $3,619,021)				3,768,347

OTHER ASSETS AND LIABILITIES (1.7%)

Other Assets--Note C				118,730
Liabilities				(53,352)

				65,378

NET ASSETS (100%)				$3,833,725

 ^See Note A in Notes to Financial Statements.
 *The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line-of-credit) would require congressional action.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
 (1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2005, the value of this security was $22,824,000, representing 0.6% of net assets.
(3) Securities with a value of $3,159,000 have been segregated as initial margin for open futures contracts.

44

Amount (000)
AT JANUARY 31, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$3,682,849
Undistributed Net Investment Income	--
Accumulated Net Realized Gains	1,668
Unrealized Appreciation (Depreciation)
Investment Securities	149,326
Futures Contracts	(118)

NET ASSETS	$3,833,725

Investor Shares--Net Assets
Applicable to 192,313,729 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$2,168,538

NET ASSET VALUE PER SHARE--INVESTOR SHARES	$11.28

Admiral Shares--Net Assets
Applicable to 147,674,563 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$1,665,187

NET ASSET VALUE PER SHARE--ADMIRAL SHARES	$11.28

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

45

GNMA Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OBLIGATIONS (98.0%)

Government National Mortgage Assn	4.50%	5/15/2033-9/15/2033 (1)	$88,550	$87,784
Government National Mortgage Assn	5.00%	1/15/2030-1/15/2035 (1)	4,247,815	4,287,219
Government National Mortgage Assn	5.50%	3/15/2013-1/15/2035 (1)	9,763,290	10,035,556
Government National Mortgage Assn	6.00%	8/15/2016-9/15/2034 (1)	5,614,788	5,852,651
Government National Mortgage Assn	6.50%	6/15/2008-2/1/2035 (1)	2,049,595	2,164,152
Government National Mortgage Assn	7.00%	4/15/2007-9/15/2032 (1)	789,838	840,133
Government National Mortgage Assn	7.25%	12/15/2026-2/15/2027 (1)	332	355
Government National Mortgage Assn	7.50%	6/15/2005-10/15/2031 (1)	319,153	342,865
Government National Mortgage Assn	7.75%	2/15/2027 (1)	383	414
Government National Mortgage Assn	8.00%	9/15/2005-8/15/2031 (1)	137,498	149,510
Government National Mortgage Assn	8.25%	4/15/2006-7/15/2008 (1)	495	527
Government National Mortgage Assn	8.50%	3/15/2006-6/15/2028 (1)	30,214	33,221
Government National Mortgage Assn	9.00%	9/15/2008-2/15/2023 (1)	24,083	26,765
Government National Mortgage Assn	9.25%	9/15/2016-8/15/2017 (1)	116	130
Government National Mortgage Assn	9.50%	7/15/2009-7/15/2022 (1)	11,769	13,214
Government National Mortgage Assn	10.00%	7/20/2014-8/20/2018 (1)	164	184
Government National Mortgage Assn	11.00%	7/15/2010-2/20/2016 (1)	68	77
Government National Mortgage Assn	11.25%	9/20/2015-2/20/2016 (1)	51	58
Government National Mortgage Assn	11.50%	1/15/2013-11/20/2015 (1)	176	201
Government National Mortgage Assn	12.00%	1/15/2013-1/20/2016 (1)	199	227
Government National Mortgage Assn	12.50%	12/20/2013-7/20/2015 (1)	95	109
Government National Mortgage Assn	13.00%	1/15/2011-1/20/2015 (1)	115	132
Government National Mortgage Assn	13.50%	5/15/2010-12/15/2014 (1)	47	54
Government National Mortgage Assn	14.00%	6/15/2011-3/15/2012 (1)	30	34
Government National Mortgage Assn	15.00%	5/15/2012 (1)	25	28

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OBLIGATIONS
(Cost $23,417,031)				23,835,600

TEMPORARY CASH INVESTMENTS (2.6%)

Repurchase Agreements
Bank of America	2.50%	2/1/2005	193,600	193,600
(Dated 1/31/2005, Repurchase Value
$193,613,000, collateralized by Federal
Home Loan Mortgage Corp., 4.00%-7.50%,
7/1/2010-1/1/2035, Federal National
Mortgage Assn., 4.00%-8.00%,
1/1/2013-1/1/2035)
Goldman Sachs & Co.	2.50%	2/1/2005	435,100	435,100
(Dated 1/31/2005, Repurchase Value
$435,130,000, collateralized by Federal
National Mortgage Assn., 5.00%, 3/1/2034)

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $628,700)				628,700

TOTAL INVESTMENTS (100.6%)
(Cost $24,045,731)				24,464,300

46

Market Value^ (000)

OTHER ASSETS AND LIABILITIES (-0.6%)
Other Assets--Note C	139,509
Liabilities	(295,131)

(155,622)

NET ASSETS (100%)	$24,308,678

^See Note A in Notes to Financial Statements. (1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.

AT JANUARY 31, 2005, NET ASSETS CONSISTED OF:
Amount (000)

Paid-in Capital	$24,001,930
Undistributed Net Investment Income	--
Accumulated Net Realized Losses	(111,821)
Unrealized Appreciation	418,569

NET ASSETS	$24,308,678

Investor Shares--Net Assets
Applicable to 1,807,186,872 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$18,945,619

NET ASSET VALUE PER SHARE--INVESTOR SHARES	$10.48

Admiral Shares--Net Assets
Applicable to 511,571,940 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$5,363,059

NET ASSET VALUE PER SHARE--ADMIRAL SHARES	$10.48

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

47

Long-Term Treasury Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (97.1%)

U.S. Government Securities (90.2%)
U.S. Treasury Bond	8.875%	2/15/2019	$37,000	$53,968
U.S. Treasury Bond	8.125%	8/15/2019	182,523	253,079
U.S. Treasury Bond	8.75%	8/15/2020	9,000	13,226
U.S. Treasury Bond	7.875%	2/15/2021	241,581	332,476
U.S. Treasury Bond	8.125%	5/15/2021	116,875	164,593
U.S. Treasury Bond	8.125%	8/15/2021	28,000	39,506
U.S. Treasury Bond	7.125%	2/15/2023	59,000	76,958
U.S. Treasury Bond	6.25%	8/15/2023	52,500	62,959
U.S. Treasury Bond	6.875%	8/15/2025	52,000	67,218
U.S. Treasury Bond	6.00%	2/15/2026	64,500	75,999
U.S. Treasury Bond	6.75%	8/15/2026	49,000	62,889
U.S. Treasury Bond	6.50%	11/15/2026	34,300	42,880
U.S. Treasury Bond	6.625%	2/15/2027	43,000	54,523
U.S. Treasury Bond	6.375%	8/15/2027	101,650	125,696
U.S. Treasury Bond	6.125%	11/15/2027	45,000	54,148
U.S. Treasury Bond	5.50%	8/15/2028	31,800	35,551
U.S. Treasury Bond	6.125%	8/15/2029 *	183,000	221,888

				1,737,557

Agency Bonds and Notes (6.9%)
Private Export Funding Corp.
(U.S. Government Guaranteed)	6.67%	9/15/2009	17,000	18,902
Private Export Funding Corp.
(U.S. Government Guaranteed)	7.20%	1/15/2010	7,100	8,093
Private Export Funding Corp.
(U.S. Government Guaranteed)	7.25%	6/15/2010	64,080	73,707
Private Export Funding Corp.
(U.S. Government Guaranteed)	6.07%	4/30/2011	29,000	31,929

				132,631

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $1,624,153)				1,870,188

			Shares

TEMPORARY CASH INVESTMENT (0.7%)

Vanguard Yorktown Liquidity Fund, 2.36%**
(Cost $14,605)			14,605,146	14,605

TOTAL INVESTMENTS (97.8%)
(Cost $1,638,758)				1,884,793

OTHER ASSETS AND LIABILITIES (2.2%)

Other Assets--Note C				45,860
Liabilities				(4,351)

				41,509

NET ASSETS (100%)				$1,926,302

 ^See Note A in Notes to Financial Statements.
 *Securities with a value of $1,819,000 have been segregated as initial margin for open futures contracts.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

48

Amount (000)
AT JANUARY 31, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$1,681,139
Undistributed Net Investment Income	--
Accumulated Net Realized Losses	(767)
Unrealized Appreciation (Depreciation)
Investment Securities	246,035
Futures Contracts	(105)

NET ASSETS	$1,926,302

Investor Shares--Net Assets
Applicable to 126,746,876 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$1,490,450

NET ASSET VALUE PER SHARE--INVESTOR SHARES	$11.76

Admiral Shares--Net Assets
Applicable to 37,064,700 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$435,852

NET ASSET VALUE PER SHARE--ADMIRAL SHARES	$11.76

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

49

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

	Short-Term Treasury Fund	Short-Term Federal Fund	Inflation- Protected Securities Fund	Intermediate- Term Treasury Fund
	Year Ended January 31, 2005
	(000)	(000)	(000)	(000)

INVESTMENT INCOME
Income
Interest	$102,669	$94,812	$333,738	$179,974
Security Lending	1,835	667	66	1,035

Total Income	104,504	95,479	333,804	181,009

Expenses
Investment Advisory Fees--Note B	450	399	751	478
The Vanguard Group--Note C
Management and Administrative
Investor Shares	3,962	4,050	8,453	4,468
Admiral Shares	1,401	577	--	1,448
Institutional Shares	--	--	354	--
Marketing and Distribution
Investor Shares	387	499	1,118	395
Admiral Shares	311	133	--	267
Institutional Shares	--	--	54	--
Custodian Fees	34	30	19	40
Auditing Fees	19	19	17	19
Shareholders' Reports
Investor Shares	45	47	117	72
Admiral Shares	3	1	--	4
Institutional Shares	--	--	--	--
Trustees' Fees and Expenses	4	4	8	5

Total Expenses	6,616	5,759	10,891	7,196

NET INVESTMENT INCOME	97,888	89,720	322,913	173,813
REALIZED NET GAIN (LOSS)
Investment Securities Sold	(4,620)	3,093	78,271	10,421
Futures Contracts	(97)	324	(10,866)	(1,599)

REALIZED NET GAIN (LOSS)	(4,717)	3,417	67,405	8,822

CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION)
Investment Securities	(60,120)	(61,376)	51,542	(65,204)
Futures Contracts	19	6	83	(118)

CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION)	(60,101)	(61,370)	51,625	(65,322)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$33,070	$31,767	$441,943	$117,313

50

	GNMA Fund	Long-Term Treasury Fund
	Year Ended January 31, 2005
	(000)	(000)

INVESTMENT INCOME
Income
Interest	$1,150,871	$97,425
Security Lending	--	194

Total Income	1,150,871	97,619

Expenses
Investment Advisory Fees--Note B	2,325	230
The Vanguard Group--Note C
Management and Administrative
Investor Shares	29,704	2,929
Admiral Shares	4,684	381
Marketing and Distribution
Investor Shares	3,239	236
Admiral Shares	830	56
Custodian Fees	2,387	20
Auditing Fees	22	19
Shareholders' Reports
Investor Shares	351	48
Admiral Shares	12	1
Trustees' Fees and Expenses	30	3

Total Expenses	43,584	3,923

NET INVESTMENT INCOME	1,107,287	93,696

REALIZED NET GAIN (LOSS)
Investment Securities Sold	(27,462)	22,640
Futures Contracts	--	(3,569)

REALIZED NET GAIN (LOSS)	(27,462)	19,071

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	(78,843)	30,082
Futures Contracts	--	(105)

CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION)	(78,843)	29,977

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,000,982	$142,744

51

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. For the funds that distribute income to shareholders each day, the amounts of Distributions—Net Investment Income approximate the net income earned as shown under the Operations section. The Inflation-Protected Securities Fund’s Distributions—Net Investment Income and all funds’ amounts of Distributions—Realized Capital Gain may not match the net income or capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	Short-Term Treasury Fund		Short-Term Federal Fund
	Year Ended January 31,
	2005 (000)	2004 (000)	2005 (000)	2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$97,888	$105,281	$89,720	$102,188
Realized Net Gain (Loss)	(4,717)	34,486	3,417	12,099
Change in Unrealized Appreciation (Depreciation)	(60,101)	(26,447)	(61,370)	(30,051)

Net Increase (Decrease) in Net Assets
Resulting from Operations	33,070	113,320	31,767	84,236

Distributions
Net Investment Income
Investor Shares	(51,653)	(55,150)	(69,885)	(83,920)
Admiral Shares	(46,235)	(50,131)	(19,835)	(20,504)
Realized Capital Gain*
Investor Shares	--	(34,449)	(4,933)	(4,407)
Admiral Shares	--	(28,991)	(1,384)	(1,069)

Total Distributions	(97,888)	(168,721)	(96,037)	(109,900)

Capital Share Transactions--Note F
Investor Shares	(139,870)	(140,548)	(150,842)	(278,215)
Admiral Shares	(21,768)	(250,835)	42,329	(1,819)

Net Increase (Decrease) from
Capital Share Transactions	(161,638)	(391,383)	(108,513)	(280,034)

Total Increase (Decrease)	(226,456)	(446,784)	(172,783)	(305,698)

Net Assets
Beginning of Period	3,685,350	4,132,134	3,265,520	3,571,218

End of Period	$3,458,894	$3,685,350	$3,092,737	$3,265,520

*Includes fiscal 2005 and 2004 short-term gain distributions by the Short-Term Treasury Fund totaling $0 and $42,613,000, respectively, and by the Short-Term Federal Fund totaling $1,538,000 and $4,531,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

52

	Inflation-Protected Securities Fund		Intermediate-Term Treasury Fund
	Year Ended January 31,
	2005 (000)	2004 (000)	2005 (000)	2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$322,913	$139,102	$173,813	$183,900
Realized Net Gain (Loss)	67,405	61,859	8,822	36,624
Change in Unrealized Appreciation (Depreciation)	51,625	127,287	(65,322)	(62,297)

Net Increase (Decrease) in Net Assets
Resulting from Operations	441,943	328,248	117,313	158,227

Distributions
Net Investment Income
Investor Shares	(286,876)	(150,136)	(97,111)	(104,734)
Admiral Shares	--	--	(76,702)	(79,166)
Institutional Shares	(18,906)	(1,205)	--	--
Realized Capital Gain*
Investor Shares	(36,155)	(45,278)	(3,058)	(39,646)
Admiral Shares	--	--	(2,341)	(29,099)
Institutional Shares	(2,718)	(1,113)	--	--

Total Distributions	(344,655)	(197,732)	(179,212)	(252,645)

Capital Share Transactions--Note F
Investor Shares	2,271,977	1,889,262	(57,729)	(364,228)
Admiral Shares	--	--	(1,528)	(245,208)
Institutional Shares	394,338	204,451	--	--

Net Increase (Decrease) from
Capital Share Transactions	2,666,315	2,093,713	(59,257)	(609,436)

Total Increase (Decrease)	2,763,603	2,224,229	(121,156)	(703,854)

Net Assets
Beginning of Period	5,367,124	3,142,895	3,954,881	4,658,735

End of Period	$8,130,727	$5,367,124	$3,833,725	$3,954,881

*Includes fiscal 2005 and 2004 short-term gain distributions by the Inflation-Protected Securities Fund totaling $3,588,000 and $25,128,000, respectively, and by the Intermediate-Term Treasury Fund totaling $0 and $21,689,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

53

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

	GNMA Fund		Long-Term Treasury Fund
	Year Ended January 31,
	2005 (000)	2004 (000)	2005 (000)	2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$1,107,287	$1,271,209	$93,696	$103,449
Realized Net Gain (Loss)	(27,462)	(36,158)	19,071	17,322
Change in Unrealized Appreciation (Depreciation)	(78,843)	(513,985)	29,977	(24,842)

Net Increase (Decrease) in Net Assets
Resulting from Operations	1,000,982	721,066	142,744	95,929

Distributions
Net Investment Income
Investor Shares	(864,721)	(991,170)	(71,546)	(78,844)
Admiral Shares	(242,566)	(280,039)	(22,150)	(24,605)
Realized Capital Gain*
Investor Shares	--	--	(9,220)	(19,220)
Admiral Shares	--	--	(2,689)	(5,856)

Total Distributions	(1,107,287)	(1,271,209)	(105,605)	(128,525)

Capital Share Transactions--Note F
Investor Shares	(216,437)	(2,441,317)	(9,462)	(177,090)
Admiral Shares	51,309	(571,775)	(22,982)	(81,550)

Net Increase (Decrease) from
Capital Share Transactions	(165,128)	(3,013,092)	(32,444)	(258,640)

Total Increase (Decrease)	(271,433)	(3,563,235)	4,695	(291,236)

Net Assets
Beginning of Period	24,580,111	28,143,346	1,921,607	2,212,843

End of Period	$24,308,678	$24,580,111	$1,926,302	$1,921,607

*Includes fiscal 2005 and 2004 short-term gain distributions by the Long-Term Treasury Fund totaling $0 and $8,768,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

54

FINANCIAL HIGHLIGHTS

This table summarizes each fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Short-Term Treasury Fund Investor Shares
	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$10.64	$10.79	$10.54	$10.35	$9.94

Investment Operations
Net Investment Income	.279	.271	.405	.508	.596
Net Realized and Unrealized Gain (Loss) on Investments	(.190)	.020	.361	.195	.410

Total from Investment Operations	.089	.291	.766	.703	1.006

Distributions
Dividends from Net Investment Income	(.279)	(.271)	(.405)	(.508)	(.596)
Distributions from Realized Capital Gains	--	(.170)	(.111)	(.005)	--

Total Distributions	(.279)	(.441)	(.516)	(.513)	(.596)

Net Asset Value, End of Period	$10.45	$10.64	$10.79	$10.54	$10.35

Total Return	0.85%	2.74%	7.41%	6.93%	10.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,854	$2,028	$2,200	$1,407	$1,213
Ratio of Total Expenses to Average Net Assets	0.24%	0.26%	0.28%	0.29%	0.27%
Ratio of Net Investment Income to Average Net Assets	2.65%	2.52%	3.70%	4.82%	5.91%
Portfolio Turnover Rate	108%	125%	165%	102%	296%

55

FINANCIAL HIGHLIGHTS (CONTINUED)

Short-Term Treasury Fund Admiral Shares
	Year Ended January 31,			Feb.13, 2001* to
For a Share Outstanding Throughout Each Period	2005	2004	2003	Jan. 31, 2002

Net Asset Value, Beginning of Period	$10.64	$10.79	$10.54	$10.34

Investment Operations
Net Investment Income	.292	.285	.419	.502
Net Realized and Unrealized Gain (Loss) on Investments	(.190)	.020	.361	.205

Total from Investment Operations	.102	.305	.780	.707

Distributions
Dividends from Net Investment Income	(.292)	(.285)	(.419)	(.502)
Distributions from Realized Capital Gains	--	(.170)	(.111)	(.005)

Total Distributions	(.292)	(.455)	(.530)	(.507)

Net Asset Value, End of Period	$10.45	$10.64	$10.79	$10.54

Total Return	0.97%	2.88%	7.55%	6.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,605	$1,657	$1,933	$1,257
Ratio of Total Expenses to Average Net Assets	0.12%	0.13%	0.15%	0.15%**
Ratio of Net Investment Income to Average Net Assets	2.77%	2.65%	3.83%	4.73%**
Portfolio Turnover Rate	108%	125%	165%	102%

*Inception
**Annualized

Short-Term Federal Fund Investor Shares
	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$10.60	$10.67	$10.50	$10.28	$9.85

Investment Operations
Net Investment Income	.291	.304	.423	.533	.608
Net Realized and Unrealized Gain (Loss) on Investments	(.189)	(.046)	.302	.220	.430

Total from Investment Operations	.102	.258	.725	.753	1.038

Distributions
Dividends from Net Investment Income	(.291)	(.311)	(.424)	(.533)	(.608)
Distributions from Realized Capital Gains	(.021)	(.017)	(.131)	--	--

Total Distributions	(.312)	(.328)	(.555)	(.533)	(.608)

Net Asset Value, End of Period	$10.39	$10.60	$10.67	$10.50	$10.28

Total Return	0.98%	2.45%	7.03%	7.48%	10.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,403	$2,604	$2,902	$1,821	$1,544
Ratio of Total Expenses to Average Net Assets	0.20%	0.22%	0.26%	0.31%	0.28%
Ratio of Net Investment Income to Average Net Assets	2.77%	2.86%	3.90%	5.07%	6.10%
Portfolio Turnover Rate	49%	81%	136%	80%	169%

56

Short-Term Federal Fund Admiral Shares
	Year Ended January 31,			Feb.12, 2001* to
For a Share Outstanding Throughout Each Period	2005	2004	2003	Jan. 31, 2002

Net Asset Value, Beginning of Period	$10.60	$10.67	$10.50	$10.28

Investment Operations
Net Investment Income	.300	.310	.428	.519
Net Realized and Unrealized Gain (Loss) on Investments	(.189)	(.046)	.302	.220

Total from Investment Operations	.111	.264	.730	.739

Distributions
Dividends from Net Investment Income	(.300)	(.317)	(.429)	(.519)
Distributions from Realized Capital Gains	(.021)	(.017)	(.131)	--

Total Distributions	(.321)	(.334)	(.560)	(.519)

Net Asset Value, End of Period	$10.39	$10.60	$10.67	$10.50

Total Return	1.06%	2.51%	7.08%	7.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$690	$662	$669	$380
Ratio of Total Expenses to Average Net Assets	0.12%	0.17%	0.22%	0.24%**
Ratio of Net Investment Income to Average Net Assets	2.86%	2.91%	3.94%	4.96%**
Portfolio Turnover Rate	49%	81%	136%	80%

*Inception
**Annualized

Inflation-Protected Securities Fund Investor Shares
	Year Ended January 31,				June 5, 2000* to
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	Jan. 31, 2001

Net Asset Value, Beginning of Period	$12.36	$11.91	$10.68	$10.55	$10.00

Investment Operations
Net Investment Income	.596	.41	.47	.425	.30
Net Realized and Unrealized Gain (Loss) on Investments	.244	.61	1.28	.220	.53

Total from Investment Operations	.840	1.02	1.75	.645	.83

Distributions
Dividends from Net Investment Income	(.565)	(.45)	(.46)	(.445)	(.27)
Distributions from Realized Capital Gains	(.065)	(.12)	(.06)	(.070)	(.01)

Total Distributions	(.630)	(.57)	(.52)	(.515)	(.28)

Net Asset Value, End of Period	$12.57	$12.36	$11.91	$10.68	$10.55

Total Return	6.96%	8.69%	16.64%	6.17%	8.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,530	$5,164	$3,143	$899	$170
Ratio of Total Expenses to Average Net Assets	0.17%	0.18%	0.22%	0.25%	0.25%**
Ratio of Net Investment Income to Average Net Assets	4.83%	3.46%	4.55%	3.92%	6.38%**
Portfolio Turnover Rate	73%	63%	108%	75%	122%

*Subscription period for the fund was June 5, 2000, to June 29, 2000, during which time all assets were held in money market instruments. Performance measurement begins June 29, 2000. **Annualized.

57

FINANCIAL HIGHLIGHTS (CONTINUED)

Inflation-Protected Securities Fund Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended Jan. 31, 2005	Dec.12, 2003* to Jan. 31, 2004

Net Asset Value, Beginning of Period	$9.88	$10.00

Investment Operations
Net Investment Income	.483	--
Net Realized and Unrealized Gain (Loss) on Investments	.207	.080

Total from Investment Operations	.690	.080

Distributions
Dividends from Net Investment Income	(.458)	(.104)
Distributions from Realized Capital Gains	(.052)	(.096)

Total Distributions	(.510)	(.200)

Net Asset Value, End of Period	$10.06	$9.88

Total Return	7.15%	0.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$601	$204
Ratio of Total Expenses to Average Net Assets	0.11%	0.12%**
Ratio of Net Investment Income to Average Net Assets	4.93%	--†
Portfolio Turnover Rate	73%	63%

*Inception. **Annualized. †Negative inflation adjustments and premium amortization completely offset coupon income for the period from December 12, 2003, to January 31, 2004.

Intermediate-Term Treasury Fund Investor Shares
	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$11.45	$11.69	$11.03	$10.94	$10.03

Investment Operations
Net Investment Income	.504	.483	.571	.620	.649
Net Realized and Unrealized Gain (Loss) on Investments	(.154)	(.058)	.838	.090	.910

Total from Investment Operations	.350	.425	1.409	.710	1.559

Distributions
Dividends from Net Investment Income	(.504)	(.483)	(.571)	(.620)	(.649)
Distributions from Realized Capital Gains	(.016)	(.182)	(.178)	--	--

Total Distributions	(.520)	(.665)	(.749)	(.620)	(.649)

Net Asset Value, End of Period	$11.28	$11.45	$11.69	$11.03	$10.94

Total Return	3.14%	3.71%	13.07%	6.62%	16.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,169	$2,261	$2,680	$1,976	$1,795
Ratio of Total Expenses to Average Net Assets	0.24%	0.26%	0.28%	0.29%	0.28%
Ratio of Net Investment Income to Average Net Assets	4.45%	4.14%	4.93%	5.60%	6.25%
Portfolio Turnover Rate	61%	34%	110%	33%	56%

58

Intermediate-Term Treasury Fund Admiral Shares
	Year Ended January 31,			Feb.12, 2001* to
For a Share Outstanding Throughout Each Period	2005	2004	2003	Jan. 31, 2002

Net Asset Value, Beginning of Period	$11.45	$11.69	$11.03	$10.94

Investment Operations
Net Investment Income	.518	.498	.586	.614
Net Realized and Unrealized Gain (Loss) on Investments	(.154)	(.058)	.838	.090

Total from Investment Operations	.364	.440	1.424	.704

Distributions
Dividends from Net Investment Income	(.518)	(.498)	(.586)	(.614)
Distributions from Realized Capital Gains	(.016)	(.182)	(.178)	--

Total Distributions	(.534)	(.680)	(.764)	(.614)

Net Asset Value, End of Period	$11.28	$11.45	$11.69	$11.03

Total Return	3.27%	3.85%	13.22%	6.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,665	$1,694	$1,979	$1,732
Ratio of Total Expenses to Average Net Assets	0.12%	0.13%	0.15%	0.15%**
Ratio of Net Investment Income to Average Net Assets	4.58%	4.27%	5.10%	5.65%**
Portfolio Turnover Rate	61%	34%	110%	33%

*Inception
**Annualized

GNMA Fund Investor Shares
	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$10.52	$10.72	$10.44	$10.35	$9.71

Investment Operations
Net Investment Income	.480	.502	.588	.650	.685
Net Realized and Unrealized Gain (Loss) on Investments	(.040)	(.200)	.300	.090	.640

Total from Investment Operations	.440	.302	.888	.740	1.325

Distributions
Dividends from Net Investment Income	(.480)	(.502)	(.588)	(.650)	(.685)
Distributions from Realized Capital Gains	--	--	(.020)	--	--

Total Distributions	(.480)	(.502)	(.608)	(.650)	(.685)

Net Asset Value, End of Period	$10.48	$10.52	$10.72	$10.44	$10.35

Total Return	4.31%	2.89%	8.73%	7.35%	14.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18,946	$19,245	$22,113	$15,839	$14,378
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.22%	0.25%	0.27%
Ratio of Net Investment Income to Average Net Assets	4.61%	4.73%	5.51%	6.24%	6.85%
Portfolio Turnover Rate*	53%	64%	65%	37%	41%

*The portfolio turnover rates excluding paydowns on mortgage-backed securities were 19%, 26%, 17%, 8%, and 8%.

59

FINANCIAL HIGHLIGHTS (CONTINUED)

GNMA Fund Admiral Shares
	Year Ended January 31,			Feb.12, 2001* to
For a Share Outstanding Throughout Each Period	2005	2004	2003	Jan. 31, 2002

Net Asset Value, Beginning of Period	$10.52	$10.72	$10.44	$10.32

Investment Operations
Net Investment Income	.487	.509	.593	.631
Net Realized and Unrealized Gain (Loss) on Investments	(.040)	(.200)	.300	.120

Total from Investment Operations	.447	.309	.893	.751

Distributions
Dividends from Net Investment Income	(.487)	(.509)	(.593)	(.631)
Distributions from Realized Capital Gains	--	--	(.020)	--

Total Distributions	(.487)	(.509)	(.613)	(.631)

Net Asset Value, End of Period	$10.48	$10.52	$10.72	$10.44

Total Return	4.38%	2.96%	8.78%	7.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,363	$5,335	$6,031	$3,605
Ratio of Total Expenses to Average Net Assets	0.13%	0.13%	0.17%	0.19%**
Ratio of Net Investment Income to Average Net Assets	4.68%	4.80%	5.54%	6.17%**
Portfolio Turnover Rate†	53%	64%	65%	37%

*Inception. **Annualized. †The portfolio turnover rates excluding paydowns on mortgage-backed securities were 19%, 26%, 17%, and 8%.

Long-Term Treasury Fund Investor Shares
	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$11.52	$11.66	$10.84	$10.88	$9.74

Investment Operations
Net Investment Income	.574	.562	.585	.601	.621
Net Realized and Unrealized Gain (Loss) on Investments	.314	(.001)	.973	(.040)	1.140

Total from Investment Operations	.888	.561	1.558	.561	1.761

Distributions
Dividends from Net Investment Income	(.574)	(.562)	(.585)	(.601)	(.621)
Distributions from Realized Capital Gains	(.074)	(.139)	(.153)	--	--

Total Distributions	(.648)	(.701)	(.738)	(.601)	(.621)

Net Asset Value, End of Period	$11.76	$11.52	$11.66	$10.84	$10.88

Total Return	8.01%	4.94%	14.77%	5.26%	18.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,490	$1,471	$1,677	$1,363	$1,365
Ratio of Total Expenses to Average Net Assets	0.24%	0.26%	0.28%	0.29%	0.29%
Ratio of Net Investment Income to Average Net Assets	5.02%	4.81%	5.19%	5.52%	6.00%
Portfolio Turnover Rate	38%	64%	100%	64%	49%

60

Long-Term Treasury Fund Admiral Shares
	Year Ended January 31,			Feb.12, 2001* to
For a Share Outstanding Throughout Each Period	2005	2004	2003	Jan. 31, 2002

Net Asset Value, Beginning of Period	$11.52	$11.66	$10.84	$10.92

Investment Operations
Net Investment Income	.588	.577	.599	.597
Net Realized and Unrealized Gain (Loss) on Investments	.314	(.001)	.973	(.080)

Total from Investment Operations	.902	.576	1.572	.517

Distributions
Dividends from Net Investment Income	(.588)	(.577)	(.599)	(.597)
Distributions from Realized Capital Gains	(.074)	(.139)	(.153)	--

Total Distributions	(.662)	(.716)	(.752)	(.597)

Net Asset Value, End of Period	$11.76	$11.52	$11.66	$10.84

Total Return	8.15%	5.07%	14.92%	4.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$436	$450	$536	$532
Ratio of Total Expenses to Average Net Assets	0.12%	0.13%	0.15%	0.15%**
Ratio of Net Investment Income to Average Net Assets	5.15%	4.94%	5.34%	5.60%**
Portfolio Turnover Rate	38%	64%	100%	64%

*Inception
**Annualized

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

61

NOTES TO FINANCIAL STATEMENTS

Vanguard U.S. Government Bond Funds comprise the Short-Term Treasury, Short-Term Federal, Inflation-Protected Securities, Intermediate-Term Treasury, GNMA, and Long-Term Treasury Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund, except the Inflation-Protected Securities Fund, offers Investor Shares and Admiral Shares. The Inflation-Protected Securities Fund offers Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

Institutional Shares were first issued on December 12, 2003, and are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $10,000,000.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Yorktown™ Liquidity Fund and Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the funds’ pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: Each fund may use U.S. Agency, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Mortgage-Dollar-Rolls: The GNMA Fund has entered into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage-dollar-rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased on the Statement of Net Assets. The primary risk associated with mortgage-dollar-rolls is that a counterparty will default on its obligations to deliver purchased securities.

62

4. Repurchase Agreements: The funds, along with other members of The Vanguard Group, may transfer uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. The funds may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

6. Distributions: Distributions from net investment income are declared daily by all funds except the Inflation-Protected Securities Fund, and paid on the first business day of the following month. Quarterly income dividends from the Inflation-Protected Securities Fund, and all funds’ annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7. Security Lending: The funds may lend their securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral (cash or U.S. government and agency securities) at least equal to the market value of securities loaned. The funds invest cash collateral received in Vanguard Market Liquidity Fund, and record a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, and/or fees received from borrowers, less expenses associated with the loan.

8. Other: Interest income includes income distributions received from Vanguard Yorktown Liquidity Fund and Vanguard Market Liquidity Fund, and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes investment advisory services to the Short-Term Treasury, Short-Term Federal, Inflation-Protected Securities, Intermediate-Term Treasury, and Long-Term Treasury Funds on an at-cost basis.

Wellington Management Company, LLP, provides investment advisory services to the GNMA Fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2005, the investment advisory fee of the GNMA Fund represented an effective annual rate of 0.01% of average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, shareholder account maintenance, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40%

63

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

of its net assets in capital contributions to Vanguard. At January 31, 2005, the funds had contributed capital to Vanguard (included in Other Assets) of:

Bond Fund	Capital Contribution to Vanguard (000)	Percentage of Fund Net Assets	Percentage of Vanguard's Capitalization

Short-Term Treasury	$459	0.01%	0.46%
Short-Term Federal	408	0.01	0.41
Inflation-Protected Securities	1,009	0.01	1.01
Intermediate-Term Treasury	499	0.01	0.50
GNMA	3,151	0.01	3.15
Long-Term Treasury	244	0.01	0.24

The funds’ trustees and officers are also directors and officers of Vanguard.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The Short-Term Federal, Inflation-Protected Securities, Intermediate-Term Treasury, and Long-Term Treasury Funds used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the funds have reclassified $660,000, $12,950,000, $1,293,000, and $2,418,000, respectively, from accumulated net realized gains to paid-in capital.

At January 31, 2005, the funds had the following tax-basis amounts available for distribution, and capital losses available to offset future net capital gains:

	Capital Gains Available for Distribution		Capital Losses
Bond Fund	Short-Term (000)	Long-Term (000)	Amount (000)	Expiration: Fiscal Years Ending January 31,

Short-Term Treasury	--	--	$8,132	2013-2014
Short-Term Federal	--	--	3,202	2014
Inflation-Protected Securities	$11,057	$15,542	--	--
Intermediate-Term Treasury	122	6,240	--	--
GNMA	--	--	63,620	2012-2014
Long-Term Treasury	2,139	4,987	--	--

Short-term gain distributions are treated as ordinary income dividends for tax purposes. The Inflation-Protected Securities Fund’s total ordinary income (including both taxable income and short-term gains) available for distribution was $25,854,000. Short-Term Federal Fund capital gains required to be distributed in December 2004 included net gains realized through October 31, 2004. Subsequently, the fund realized capital losses of $3,202,000, which are available to offset future net capital gains.

64

The following funds had realized losses through January 31, 2005, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes:

Deferred Losses
Bond Fund	(000)

Inflation-Protected Securities	$7,111
Intermediate-Term Treasury	4,812
Long-Term Treasury	7,998

At January 31, 2005, net unrealized appreciation (depreciation) of investment securities for tax purposes was:

	(000)
Bond Fund	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation (Depreciation)

Short-Term Treasury	$6,228	$(11,434)	$(5,206)
Short-Term Federal	8,374	(34,175)	(25,801)
Inflation-Protected Securities	348,723	(5,473)	343,250
Intermediate-Term Treasury	146,022	(1,508)	144,514
GNMA	452,409	(33,840)	418,569
Long-Term Treasury	238,037	--	238,037

At January 31, 2005, the aggregate settlement value of open futures contracts expiring in March 2005 and the related unrealized appreciation (depreciation) were:

	(000)
Bond Fund/Futures Contracts	Number of Long (Short) Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

Short-Term Treasury/5-Year Treasury Note	(1,600)	$174,800	$19
Short-Term Federal/5-Year Treasury Note	(100)	10,925	6
Inflation-Protected Securities/
30-Year Treasury Bond	(1,090)	125,180	(1,123)
Intermediate-Term Treasury/
5-Year Treasury Note	(1,895)	207,029	(118)
Long-Term Treasury/
5-Year Treasury Note	(1,090)	119,083	(85)
10-Year Treasury Note	(155)	17,401	(20)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

65

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

E. During the year ended January 31, 2005, purchases and sales of investment securities other than temporary cash investments were:

	(000)
	U.S. Government Securities
Bond Fund	Purchases	Sales

Short-Term Treasury	$3,612,231	$4,373,885
Short-Term Federal	1,851,493	1,485,339
Inflation-Protected Securities	7,323,316	4,808,770
Intermediate-Term Treasury	2,227,530	2,383,527
GNMA	12,422,653	12,278,055
Long-Term Treasury	679,194	714,867

F. Capital share transactions for each class of shares were:

	Year Ended January 31,
	2005		2004
Bond Fund	Amount (000)	Shares (000)	Amount (000)	Shares (000)

Short-Term Treasury
Investor Shares
Issued	$579,668	54,942	$900,163	83,698
Issued in Lieu of Cash Distributions	45,921	4,358	80,274	7,489
Redeemed	(765,459)	(72,606)	(1,120,985)	(104,398)

Net Increase (Decrease)--Investor Shares	(139,870)	(13,306)	(140,548)	(13,211)

Admiral Shares
Issued	627,914	59,484	623,981	58,060
Issued in Lieu of Cash Distributions	38,883	3,690	68,051	6,347
Redeemed	(688,565)	(65,301)	(942,867)	(87,797)

Net Increase (Decrease)--Admiral Shares	(21,768)	(2,127)	(250,835)	(23,390)

Short-Term Federal
Investor Shares
Issued	$622,627	59,257	$1,053,089	98,762
Issued in Lieu of Cash Distributions	65,802	6,278	76,904	7,224
Redeemed	(839,271)	(79,999)	(1,408,208)	(132,279)

Net Increase (Decrease)--Investor Shares	(150,842)	(14,464)	(278,215)	(26,293)

Admiral Shares
Issued	336,464	32,009	427,420	40,122
Issued in Lieu of Cash Distributions	16,141	1,540	16,992	1,596
Redeemed	(310,276)	(29,608)	(446,231)	(41,938)

Net Increase (Decrease)--Admiral Shares	42,329	3,941	(1,819)	(220)

66

	Year Ended January 31,
	2005		2004
Bond Fund	Amount (000)	Shares (000)	Amount (000)	Shares (000)

Inflation-Protected Securities
Investor Shares
Issued	$3,779,246	302,089	$3,748,477	306,482
Issued in Lieu of Cash Distributions	297,140	23,947	181,163	14,812
Redeemed	(1,804,409)	(144,934)	(2,040,378)	(167,391)

Net Increase (Decrease)--Investor Shares	2,271,977	181,102	1,889,262	153,903

Institutional Shares
Issued	407,738	40,524	209,709	21,127
Issued in Lieu of Cash Distributions	20,403	2,054	2,039	209
Redeemed	(33,803)	(3,389)	(7,297)	(740)

Net Increase (Decrease)--Institutional Shares	394,338	39,189	204,451	20,596

Intermediate-Term Treasury
Investor Shares
Issued	$457,574	40,419	$638,062	54,738
Issued in Lieu of Cash Distributions	83,196	7,357	121,901	10,517
Redeemed	(598,499)	(52,976)	(1,124,191)	(96,914)

Net Increase (Decrease)--Investor Shares	(57,729)	(5,200)	(364,228)	(31,659)

Admiral Shares
Issued	368,411	32,464	399,815	34,316
Issued in Lieu of Cash Distributions	64,130	5,671	89,574	7,729
Redeemed	(434,069)	(38,414)	(734,597)	(63,309)

Net Increase (Decrease)--Admiral Shares	(1,528)	(279)	(245,208)	(21,264)

GNMA
Investor Shares
Issued	$3,483,812	334,053	$5,204,029	489,942
Issued in Lieu of Cash Distributions	699,968	67,212	802,044	75,820
Redeemed	(4,400,217)	(423,363)	(8,447,390)	(799,709)

Net Increase (Decrease)--Investor Shares	(216,437)	(22,098)	(2,441,317)	(233,947)

Admiral Shares
Issued	1,411,973	135,426	2,124,492	199,846
Issued in Lieu of Cash Distributions	156,970	15,071	188,963	17,861
Redeemed	(1,517,634)	(146,027)	(2,885,230)	(273,316)

Net Increase (Decrease)--Admiral Shares	51,309	4,470	(571,775)	(55,609)

Long-Term Treasury
Investor Shares
Issued	$247,414	21,558	$436,126	36,938
Issued in Lieu of Cash Distributions	70,348	6,145	86,214	7,423
Redeemed	(327,224)	(28,738)	(699,430)	(60,336)

Net Increase (Decrease)--Investor Shares	(9,462)	(1,035)	(177,090)	(15,975)

Admiral Shares
Issued	77,557	6,821	111,160	9,676
Issued in Lieu of Cash Distributions	18,729	1,636	23,706	2,042
Redeemed	(119,268)	(10,485)	(216,416)	(18,573)

Net Increase (Decrease)--Admiral Shares	(22,982)	(2,028)	(81,550)	(6,855)

67

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard U.S. Government Bond Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Inflation-Protected Securities Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard GNMA Fund and Vanguard Long-Term Treasury Fund (separate funds of Vanguard U.S. Government Bond Funds, hereafter referred to as the “Funds”) at January 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2005 by correspondence with the custodians and brokers and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund and Vanguard Yorktown Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia,Pennsylvania

March 11, 2005

SPECIAL 2004 TAX INFORMATION
(UNAUDITED) FOR VANGUARD U.S. GOVERNMENT BOND FUNDS

This information for the fiscal year ended January 31, 2005, is included pursuant to provisions of the Internal Revenue Code.

The Short-Term Federal, Inflation-Protected Securities, Intermediate-Term Treasury, and Long-Term Treasury Funds distributed $5,362,000, $45,969,000, $6,679,000, and $14,055,000, respectively, as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

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69

INVEST WITH VANGUARD FOR YOUR RETIREMENT

Vanguard offers low-cost, high-quality solutions that combine a variety of investment choices to help you achieve your retirement goals.

A Vanguard traditional IRA enables you to make deductible or nondeductible contributions that can grow tax-deferred until you take distributions in retirement, while a Vanguard Roth IRA allows you to make nondeductible contributions with tax-free withdrawals when you take qualified distributions.

With either type of Vanguard IRA®, your investment options include:

• Vanguard mutual funds

Select from our comprehensive lineup of more than 70 low-cost mutual funds suitable for retirement investing—all with no sales commissions—to help you reach your retirement goals. We offer a broad selection of stock, bond, balanced, and money market funds.

• Vanguard Target Retirement Funds

Choose a single, all-in-one portfolio that is professionally managed and well diversified. It automatically shifts from a more aggressive to a more conservative asset allocation as your target retirement date approaches, so you can leave the time-consuming details of portfolio management to Vanguard.

• Other investment options

Consolidate and build your portfolio in a single account that provides access to the universe of stocks, bonds, options, certificates of deposit (CDs), exchange-traded funds (ETFs), and non-Vanguard mutual funds through Vanguard Brokerage Services®.

ROLLOVER OPTIONS

When you change jobs or retire, you can take greater control of your investments by rolling over your assets in an employer-sponsored retirement plan to a Vanguard IRA. To initiate a rollover, visit Vanguard.com, where you can complete our easy online application. You can also print out the application and mail it to us—or call a Vanguard retirement specialist at 800-205-6189.

MAXIMIZE YOUR RETIREMENT INVESTMENTS

Are you taking full advantage of your IRA? You should be. With increased contribution limits, these tax-advantaged accounts are powerful options for retirement savers. To take full advantage of your retirement account, consider these simple, but important, steps:

• Contribute the maximum amount each year.

If you invest as much in your IRA as the law allows—$3,000 for 2004 and $4,000 for 2005 if you are under the age of 50, and $3,500 and $4,500, respectively, if you are aged 50 or older—you will increase your chances of meeting your retirement goals. Provided you meet the eligibility requirements, max out your contribution every year you can.

• Make automatic contributions.

You can make regular contributions to your IRA by taking advantage of Vanguard’s Automatic Investment Plan, which deducts your contributions from your bank account on a schedule you select—making retirement investing a healthy habit.

• Keep your savings on course.

Unless you’ve invested in a Vanguard Target Retirement Fund, you should rebalance your account periodically to ensure that your target asset allocations are aligned to meet your retirement objectives.

• Protect those you care about.

You determine who will receive your retirement assets after your death, so it’s important to keep your beneficiary designations up to date. They will generally override any other instructions—even those in your will.

• Adopt a long-term approach.

A successful investment strategy requires a long-term perspective and staying on course—even when the financial markets are declining. Market-timing and performance-chasing are losing strategies that can cause you to stray from the path to your retirement goals.

If you have any questions about IRAs or would like to talk to a Vanguard retirement specialist, call 800-205-6189.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members' responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business
School (since 2000); Senior Associate Dean, Director of Faculty
Recruiting, and Chair of Finance Faculty, Harvard Business School;
Director and Chairman of Unx, Inc. (equities trading firm) (since 2003);
Director of registered investment companies advised by Merrill Lynch
Investment Managers and affiliates (1985–2004), Genbel Securities
Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam Investment Management (1999–2001),
Sanlam, Ltd. (South African insurance company) (2001–2003),
Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com
(investment research) (1999–2001); and Trustee of Commonfund
(investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard Brokerage Services, Vanguard.com, Vanguard IRA , Admiral, PlainTalk , Yorktown, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information

This report is intended for the funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web
www.vanguard.com

Fund Information
800-662-7447

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Account Services
800-662-2739

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Services
800-523-1036

Text Telephone
800-952-3335

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q320 032005

Vanguard® Corporate Bond Funds
January 31, 2005

CONTENTS
1	CHAIRMAN'S LETTER
8	NOTICE TO SHAREHOLDERS
12	ADVISORS' REPORTS
19	FUND PROFILES
23	GLOSSARY OF INVESTMENT TERMS
24	PERFORMANCE SUMMARIES
30	ABOUT YOUR FUND'S EXPENSES
33	FINANCIAL STATEMENTS
99	ADVANTAGES OF VANGUARD.COM

SUMMARY
•	During the 12 months ended January 31, 2005, the four Vanguard corporate bond funds posted returns that ranged from 1.7% to 9.9%.
•	Three of the four funds topped the average returns of their respective peer groups. The High-Yield Corporate Fund slightly lagged its average peer.
•	Bonds with the longest maturities posted the highest returns.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:
•	Put your interests first at all times.
•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
•	Communicate candidly not only about the rewards of investing but also about the risks and costs.
•	Maintain highly effective controls to safeguard your assets and protect your confidential information.
•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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     CHAIRMAN’S LETTER

Dear Shareholder,

The rise in interest rates and fall in bond prices that many investors and pundits had expected never fully materialized during the fiscal year ended January 31, 2005. While that trend did occur with short-term bonds, just the opposite was true for long-term issues. The latter generally posted the highest total returns, thanks to a combination of interest income and capital appreciation.

2005 Total Returns	Fiscal Year Ended January 31

Vanguard Short-Term Investment-Grade Fund
Investor Shares	1.7%
Admiral Shares	1.8
Institutional Shares	1.8
Lehman 1-5 Year U.S. Credit Index	1.9
Average 1-5 Year Investment Grade Fund*	1.3

Vanguard Intermediate-Term Investment-Grade Fund
Investor Shares	4.2%
Admiral Shares	4.3
Lehman 5-10 Year U.S. Credit Index	5.4
Average Intermediate Investment Grade Fund*	3.6

Vanguard Long-Term Investment-Grade Fund
Investor Shares	9.8%
Admiral Shares	9.9
Lehman Long Credit A or Better Index	10.0
Average Corporate A-Rated Fund*	3.8

Vanguard High-Yield Corporate Fund
Investor Shares	7.3%
Admiral Shares	7.4
Lehman High Yield Index	8.9
Average High-Current-Yield Fund*	8.0

*Derived from data provided by Lipper Inc.

As the table at left shows, the three Vanguard investment-grade bond funds posted 12-month returns that ranged from 1.7% for the Investor Shares of the Short-Term Investment-Grade Fund to 9.9% for the Admiral Shares of the Long-Term Investment-Grade Fund. All three funds also outpaced the average returns of their respective fund peer groups. The High-Yield Corporate Fund, which returned 7.3% for Investor Shares and 7.4% for Admiral Shares, lagged its average peer.

Total returns are based on change in share prices plus reinvested income and capital gains distributions. The table on page 7 shows share prices at the start and end of the period for each of the funds, as well as the distributions made during the year. The table on page 4 shows the income and capital components of each fund’s return, as well as yields at the start and end of the period. Yields rose for all except the Long-Term Investment-Grade Fund.

Admiral™ Shares

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Institutional Shares

This class of shares carries even lower expenses and is available for a minimum investment of $50 million.

As you may have noticed, three of our four corporate bond funds had a partial name change during the past six months. The word “Corporate” in their names became “Investment-Grade.” This change gives the investment advisors flexibility to invest more in mortgage-backed, U.S. Treasury, and agency securities when these are attractively priced. The funds’ fundamental characteristics have not changed, and all will continue to invest primarily in corporate issues.

BOND RESULTS DEFIED THE MARKET’S EXPECTATIONS

Given the apparent strength of the economic recovery at the start of the fiscal year, it seemed inevitable that the Federal Reserve Board would resume its traditional inflation-fighting role and boost short-term interest rates, causing a ripple effect across the maturity spectrum. Anticipating such a trend, the bond market did indeed push prices lower and yields higher in the spring, even before the Fed made its first move in June. However, as the year progressed, mixed economic signals and the modest level of inflation (except for commodities such as oil) revived interest in long-term bonds, and their yields fell. The yield of the 30-year U.S. Treasury bond dropped 37 basis points (0.37 percentage point) to 4.59% during the 12 months; the yield of the bellwether 10-year Treasury note ended the period at 4.13%, which was right where it started.

Meanwhile, yields of short-term bonds, which are more sensitive to changes in monetary policy, continued to climb. The Fed raised its target for the federal funds rate through five separate quarter-point increases. The target rate, which started the period at a historical low of 1.00%, ended at 2.25% (and the Fed added another quarter-point shortly after the fiscal year-end). The yield of the 3-month Treasury bill, a proxy for money market yields, rose more than 1.5 percentage points, from 0.91% to 2.46%. The 3-year Treasury note’s yield rose 116 basis points to 3.39%.

Overall, the taxable investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 4.2%. Across the maturity spectrum, corporate bonds generally turned in better returns than government securities. High-yield bonds had another strong year, although their returns were modest in comparison with the previous fiscal period. Meanwhile, municipal bonds posted returns equal or superior to those of equivalent taxable securities, even before factoring in the munis’ tax advantage.

U.S. STOCK GAINS WERE RESPECTABLE; INTERNATIONAL MARKETS SIZZLED

Equity investors’ optimism waxed and waned with the changing economic picture, and this was reflected in the volatility of the stock market. The dips would have mostly canceled out the peaks had it not been for a strong two-month rally that followed the November presidential election. For the full 12 months, the Dow Jones Wilshire 5000 Composite Index, a proxy for the broad U.S. equity market, returned 7.2%.

Generally, small-capitalization stocks outpaced large-caps, and value stocks—those with prices considered low relative to company earnings, book value, and other measures—outpaced their growth counterparts. Among industry sectors, the top performers were energy-related stocks, which benefited as the price of crude oil climbed to a record $55 a barrel during the period.

Market Barometer	Average Annual Total Returns Periods Ended January 31, 2005
	One Year	Three Years	Five Years
Bonds
Lehman Aggregate Bond Index	4.2%	6.1%	7.9%
(Broad taxable market)
Lehman Municipal Bond Index	4.9	6.2	7.5
Citigroup 3-Month Treasury Bill Index	1.3	1.3	2.7
Stocks
Russell 1000 Index(Large-caps)	6.6%	3.8%	-1.4%
Russell 2000 Index(Small-caps)	8.7	10.3	6.0
Dow Jones Wilshire 5000 Index	7.2	5.0	-1.1
(Entire market)
MSCI All Country World Index
ex USA (International)	17.4	14.6	0.8
CPI
Consumer Price Index	3.0%	2.5%	2.5%

International stocks, particularly those in emerging markets, posted outstanding returns compared with U.S. stocks. Strong gains abroad were enhanced for U.S.-based investors by a weak U.S. dollar, which reached multiyear lows relative to most major currencies.

Yields and Returns
	SEC 30-Day Annualized Yields on January 31,		Components of Total Returns Fiscal Year Ended January 31, 2005
Bond Fund	2004	2005	Capital Return	Income Return	Total Return

Short-Term
Investment-Grade
Investor Shares	2.83%	3.34%	-1.7%	3.4%	1.7%
Admiral Shares	2.91	3.42	-1.7	3.5	1.8
Institutional Shares	2.93	3.45	-1.7	3.5	1.8

Intermediate-Term
Investment-Grade
Investor Shares	4.13%	4.32%	-0.5%	4.7%	4.2%
Admiral Shares	4.23	4.42	-0.5	4.8	4.3

Long-Term
Investment-Grade
Investor Shares	5.40%	5.14%	3.8%	6.0%	9.8%
Admiral Shares	5.46	5.25	3.8	6.1	9.9

High-Yield Corporate
Investor Shares	5.79%	5.99%	-0.2%	7.5%	7.3%
Admiral Shares	5.85	6.10	-0.2	7.6	7.4

THE FOUR FUNDS’ RESULTS REFLECTED MARKET CONDITIONS

With the exception of the Long-Term Investment-Grade Fund, our corporate bond funds saw their share prices decline during the fiscal year, though each fund’s income more than offset the decline. All three of the investment-grade funds bested the average returns of their mutual fund peers—most dramatically in the case of the Long-Term Fund, which led by a full 6 percentage points. This striking margin was largely a result of the fund’s normal positioning; it maintains an average maturity considerably longer than the average for its peer group. Longer maturity was an advantage in the period because long-term rates were declining; however, the same factor can cause the fund to lag peers when trends go the other way.

The High-Yield Corporate Fund slightly lagged its average peer, also because of positioning. Our fund invests in the “upper tier” of the below-investment-grade bond market, largely avoiding the issues with the most speculative (lowest) credit ratings. These riskier bonds faltered early in the fiscal year, but they rallied during the second half, giving the fund’s competitors an edge.

Total Returns			Ten Years Ended January 31, 2005
	Average Annual Return		Final Value of a $10,000 Initial Investment
Bond Fund Investor Shares	Vanguard Fund	Average Competing Fund	Vanguard Fund	Average Competing Fund

Short-Term Investment-Grade	6.0%	5.4%	$17,948	$16,866
Intermediate-Term
Investment-Grade	7.8	6.6	21,248	18,941
Long-Term Investment-Grade	9.2	6.7	24,016	19,186
High-Yield Corporate	7.5	6.8	20,564	19,238

For more details on the funds’ holdings and performance, please see the Advisors’ Reports, which begin on page 12.

ALL FOUR FUNDS OUTPACED AVERAGE PEERS OVER THE PAST DECADE

It should be kept in mind that one year’s results aren’t sufficient for evaluating a long-term investment, because short-term fluctuations can drastically change absolute and relative performance from year to year. Long-term performance is a better gauge of how well a fund meets its mandate.

As the accompanying table shows, all four Vanguard funds outperformed their respective average peers by healthy margins during the past decade. For example, a hypothetical $10,000 initial investment in the Long-Term Investment-Grade Fund would have grown to $24,016—or $4,830 more than the result of a similar investment in the average competitor. The difference alone is almost half the initial investment.

The investment advisors—Vanguard Fixed Income Group and Wellington Management Company—clearly added value through their asset management skills. Vanguard’s low costs have also helped by allowing more of the funds’ gains to go into shareholders’ pockets. Each of our funds has an expense ratio (operating costs as a percentage of net asset value) that’s a fraction of the average for its peer group. (For a comparison of our funds’ costs with the averages for their competitors, see page 32.)

Keeping costs low is important in any investment plan, because expenses directly detract from the returns that a shareholder receives. Costs are especially significant, however, for bond and money market funds, which tend to produce returns within a narrower range than stock funds do.

BALANCE AND DIVERSIFICATION STILL KEY TO LONG-TERM SUCCESS

The past year has underscored an important lesson: No one can accurately and consistently predict the financial markets, and it’s usually counterproductive even to try. Defying widespread expectations, the bond market did not go into a tailspin, and long-term bonds, which were supposed to be hit the hardest, made the largest gains. This is not to say that bond investors won’t face rough seas ahead; the potential is always there. But no matter the market conditions, bonds serve two vital roles: providing relatively high current income and serving as ballast against the higher volatility of stocks.

Lacking a crystal ball, I’ll repeat the same counsel that we provide every year: Build a portfolio diversified across and within asset classes—stocks, bonds, and short-term reserves—in proportions appropriate for your personal circumstances and risk tolerance, then stay the course. Such a balanced portfolio, coupled with low costs and the discipline to ignore investment fads, can help you reach your long-term financial objectives.

If you want more information about creating such an investment plan, I suggest visiting Vanguard.com. Our website provides many interactive tools that you might find useful.

Thank you for entrusting your hard-earned dollars to Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

FEBRUARY 11, 2005

Your Fund's Performance at a Glance			January 31, 2004-January 31, 2005
			Distributions Per Share
Bond Fund	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Short-Term Investment-Grade
Investor Shares	$10.81	$10.63	$0.362	$0.000
Admiral Shares	10.81	10.63	0.370	0.000
Institutional Shares	10.81	10.63	0.373	0.000

Intermediate-Term
Investment-Grade
Investor Shares	$10.19	$10.08	$0.474	$0.055
Admiral Shares	10.19	10.08	0.484	0.055

Long-Term Investment-Grade
Investor Shares	$9.40	$9.76	$0.521	$0.000
Admiral Shares	9.40	9.76	0.531	0.000

High-Yield Corporate Fund
Investor Shares	$6.40	$6.39	$0.460	$0.000
Admiral Shares	6.40	6.39	0.466	0.000

NOTICE TO SHAREHOLDERS

The board of trustees of Vanguard High-Yield Corporate Fund has decided to adopt a new advisory fee schedule for the fund, effective May 1, 2005. The new schedule is expected to raise the fund’s expense ratio to 0.23% from 0.22% for Investor Shares and to 0.13% from 0.12% for Admiral Shares. The increase represents an additional $1 in costs on a $10,000 investment. This change will not affect the fund’s investment objective, policies, or strategies. The fund’s trustees regularly evaluate its investment advisory agreement, focusing on factors such as the advisor’s investment process, style consistency, and performance, as well as the composition and depth of the management and research teams. In deciding to adopt the new fee schedule, the trustees considered the fund’s performance and a wide range of information relating to Wellington Management Company, LLP, which has managed the fund since its inception in 1978.

The fund has entered into a new investment advisory agreement with Wellington Management Company to reflect the new fee schedule; however, other terms of the existing agreement have not changed.

Under the new agreement, the fund pays Wellington Management Company a fee at the end of each fiscal quarter. The fee is calculated by applying an annual percentage rate to the fund’s average month-end net assets for the quarter, as follows:

Annual Percentage Rate Schedule
Average Month-End Net Assets	Annual Percentage Rate	Average Month-End Net Assets	Annual Percentage Rate

On the first $1 billion	0.060%	On the next $6 billion	0.030%
On the next $3 billion	0.040%	Over $10 billion	0.025%

For the fiscal year ended January 31, 2005, the advisory fee paid by Vanguard High-Yield Corporate Fund was $2.8 million, or 0.03% of the fund’s net assets. Under the amended agreement, the fund’s total annual advisory fees are expected to increase marginally to 0.04% of assets. If the new fee schedule had been in place throughout the fiscal year ended January 31, 2005, the advisory fee paid by the fund would have been $3.5 million, or 0.04% of the fund’s net assets. The average advisory fee paid by funds in Vanguard High-Yield Corporate Fund’s Lipper peer group was 0.53% of assets as of January 31, 2005.

Wellington Management Company serves as investment advisor to another mutual fund that has an investment objective similar to that of Vanguard High-Yield Corporate Fund. The other fund has $96 million in assets. The advisory fee rate payable to Wellington Management Company amounts to 0.40% of the portfolio’s assets.

BOARD APPROVAL OF THE AMENDED AND RESTATED INVESTMENT ADVISORY
AGREEMENT WITH WELLINGTON MANAGEMENT COMPANY

Wellington Management Company is responsible for managing the investment and reinvestment of Vanguard High-Yield Corporate Fund’s assets and for continuously reviewing, supervising, and administering the fund’s investment program. The advisor discharges its responsibilities subject to the supervision and oversight of the officers and trustees of the fund.

Vanguard High-Yield Corporate Fund’s trustees retained Wellington Management Company under the terms of an Amended and Restated Investment Advisory Agreement. The board’s decision to revise the current advisory fee schedule was based upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance results. In considering whether to approve the new agreement, the board engaged in arms-length discussions with Wellington Management Company and considered the following factors, among others:

•	The trustees considered the benefits to shareholders of continuing to retain Wellington Management Company as the advisor to the fund, particularly in light of the nature, extent, and quality of services provided by Wellington. The board considered the quality of investment management to the fund over both the short and long term and the organizational depth and stability of the firm. The board noted that Wellington Management Company has been the fund’s advisor since inception in 1978 and that the firm has over 75 years of investment management experience. The board concluded that the proposed advisory fee schedule would help the fund and its shareholders maintain a solid portfolio management team. The board concluded that under the new advisory fee schedule, the fund and its shareholders will benefit because the new fee arrangement will help Wellington Management Company retain and expand the fund’s competitive management team.

•	The trustees considered the investment performance of the fund compared with those of the fund’s peer group and relevant benchmarks. The board concluded that Vanguard High-Yield Corporate Fund has consistently performed within expectations, given the fund’s unique position in the high-yield fund group. The fund’s mandated focus on higher-quality issues within the high-yield market led to relative outperformance in times of tight or distressed credit markets and higher default rates, and to relative underperformance in periods when the market rebounded and lower-quality issues posted the best performance.

•	The trustees considered the cost of services to be provided, including consideration of competitive fee rates and the fact that, after the adjustment, the fund’s advisory fee remains significantly below that of most of its peers.

•	The trustees considered the extent to which economies of scale would be realized as the fund grows, including a consideration of appropriate breakpoints in the fee schedule. By including asset-based breakpoints in the fee schedule, the fund’s trustees ensure that if the fund continues to grow, investors will benefit by realizing economies of scale in the form of a lower advisory fee ratio.

The trustees considered all of the circumstances and information provided by both Wellington Management Company and Vanguard regarding the performance of the fund, and concluded that approval of the Amended and Restated Investment Advisory Agreement is in the best interest of the fund and its shareholders.

The advisory agreement will continue for one year from its effective date and is renewable after that for successive one-year periods. The agreement will be reviewed annually by the fund’s trustees, a majority of whom are not “interested persons” of either the fund or Wellington Management Company as defined in federal securities laws.

BACKGROUND INFORMATION ON WELLINGTON MANAGEMENT COMPANY

Wellington Management Company, a Massachusetts partnership with offices at 75 State Street, Boston, MA 02109, is an investment firm that was founded in 1928. As of December 31, 2004, Wellington Management Company managed over $470 billion in assets for a variety of clients, including mutual funds, institutions, and separate accounts.

The manager primarily responsible for overseeing Vanguard High-Yield Corporate Fund is Earl E. McEvoy, senior vice president and partner of Wellington Management Company. Mr. McEvoy has worked in investment management since 1972, and has been manager of the fund since 1984. Education: B.A., Dartmouth College; M.B.A., Columbia Business School.

Wellington Management Company is owned by its 87 partners, all of whom are active members of the firm. The managing partners of the firm are Laurie A. Gabriel, John R. Ryan, and Perry M. Traquina. Please note that the managing partners are not necessarily those with the largest economic interests in the firm.

VANGUARD'S POLICIES FOR MANAGING CHANGES TO INVESTMENT ADVISORY ARRANGEMENTS

Vanguard has adopted practical and cost-effective policies for managing the Vanguard funds’ arrangements with their unaffiliated investment advisors, as permitted by a recent order from the U.S. Securities and Exchange Commission (SEC).

Background

In 1993, Vanguard was among the first mutual fund companies to receive permission from the SEC to streamline the process of changing a fund’s investment advisory arrangements. In essence, the SEC allowed the boards of the Vanguard funds to enter into new or revised advisory arrangements without the delay and expense of a shareholder vote. This ability, which is subject to a number of SEC conditions designed to protect shareholder interests, has saved the Vanguard funds and their shareholders several million dollars in proxy costs since 1993. It has also enabled the funds’ trustees to quickly implement advisory changes in the best interest of shareholders.

Over the past 11 years, many mutual fund companies have followed Vanguard’s lead in obtaining similar arrangements from the SEC. As the SEC gained experience in this area, it granted more flexible conditions to other fund companies than it had granted to Vanguard in 1993. Consequently, Vanguard asked the SEC for permission to update its policies concerning its arrangements with outside investment advisors.

Our Updated Policies

The SEC has granted Vanguard permission to follow even more practical and cost-effective policies in managing the Vanguard funds’ investment advisory arrangements:

•	Shareholder notification. Like other fund companies, Vanguard will have up to 90 days after a fund enters into a new advisory agreement to notify shareholders of the change. Previously, Vanguard was required to notify shareholders at least 30 days before any such change, if possible. In practice, Vanguard expects to continue notifying shareholders of advisory changes as soon as is practical, taking into account opportunities to reduce postage expenses by enclosing notices with previously scheduled mailings.

•	Redemption fees. Vanguard High-Yield Corporate Fund charges a redemption fee on shares redeemed within one year of purchase. Previously, the Vanguard funds were required to waive their redemption fees for 90 days after giving notice of an advisory change. The SEC has not generally applied this requirement to other fund companies and has now eliminated it for Vanguard. (Redemption fees—which are paid to the fund, not to Vanguard—are designed to ensure that short-term investors pay their fair share of a fund’s transaction costs.)

Please consult Vanguard High-Yield Corporate Fund’s Statement of Additional Information for a complete explanation of how advisory fees are calculated.

      ADVISOR’S REPORT

For the Short- and Intermediate-Term Investment-Grade Funds

THE INVESTMENT ENVIRONMENT

The nation’s real (inflation-adjusted) gross domestic product experienced healthy expansion during calendar-year 2004, although the 12-month increase didn’t quite match the brisk 4.5% annualized pace set during the first quarter. The rate of job growth, after a strong start, became relatively tepid through much of the period. Various inflation indicators also seemed on the rise as the year began, but they moderated by the middle of the period. (Signs of inflation jumped again toward the end of the year, but that was largely because of a surge in energy prices.)

With the economic picture so rosy at the outset, the Federal Reserve Board telegraphed its intention to gradually end its very accommodative monetary policy, under which the Fed had kept interest rates at historical lows to stimulate the economy. The predictable sell-off of bonds began, and by early summer, the yields of intermediate- and long-term Treasuries had peaked.

However, by the time the Fed started raising the target federal funds rate in June, economic conditions were beginning to look chancier, and intermediate- and long-term Treasury securities rallied through the close of the fiscal period. Further bolstering performance was strong demand for Treasuries from foreign investors and indications that inflation, while rising, remained well within the Fed’s desired range.

Investment Philosophy

The funds reflect a belief that no one bond portfolio is right for all investors. The funds offer an array of portfolios with specific maturity and quality characteristics so investors can select the portfolio or combination of portfolios appropriate to their needs.

Confident that the economy was on the right track, the Fed kept to its program and raised its target for the federal funds rate in five steps from 1.00% to 2.25%. (The Fed boosted the target again, to 2.50%, shortly after the close of our fiscal year.)

Yields of short-term Treasuries, which react the most to changes in monetary policy, finished the fiscal year higher than where they started;

yields of long-term Treasuries ended lower than where they began. The result was a flattening of the yield curve—a graph line showing how interest rates change according to maturity, from shortest to longest, for bonds of identical quality. Or, to put it plainly: Long-term securities outperformed those with shorter maturities, because bond prices move in the opposite direction from yields. The 10-year Treasury was the fulcrum on the yield curve, ending the fiscal year with its yield unchanged at 4.13%.

Starting and Ending Yields of U.S. Treasury Securities
Maturity	January 31, 2004	January 31, 2005	Change (basis points)

2 years	1.82%	3.27%	+145
3 years	2.23	3.39	+116
5 years	3.14	3.69	+55
10 years	4.13	4.13	0
30 years	4.96	4.59	-37

Source: Bloomberg.

THE CORPORATE BOND MARKET

During the first half of the fiscal year, corporate bonds generally suffered steeper price declines than their Treasury counterparts. Only the higher income that corporate issues offer kept their total returns above those of equivalent Treasuries. But the picture changed in the second half. For the full 12 months, longer-maturity bonds outperformed short-term issues, and lower-quality corporate bonds outperformed higher-quality ones by substantial margins. Issues rated Aa returned 73 basis points more than equivalent Treasuries, while “crossover” credits (those rated investment-grade by one credit-rating agency and below-investment-grade by another agency) provided 404 basis points of excess return.

Among the top-performing industries were paper and packaging. Bonds in each of these industries outperformed Treasuries by more than 300 basis points. Issues from automotive companies, by contrast, lagged Treasuries.

THE FUNDS’ POSITIONING

We made tactical moves with the funds’ durations that added value as the yield curve flattened. In addition, the funds held lower-quality paper, including high-yield and crossover names, to take advantage of the market’s appetite for yields. Some of these issues were upgraded to investment-grade, thus adding more value to the portfolio, thanks to excellent credit calls by our research staff.

At this point, with lower-quality issues having substantially outperformed during the past six months, we plan to take profits, reducing those positions and adding issues with higher credit ratings.

The new-issue market recently heated up, with floating-rate issues dominating supply and trading more cheaply than fixed-rate paper. We took advantage of those prices and swapped the floating-rate coupons for fixed-rate payments, locking in the higher rates. The Short-Term Investment-Grade Fund also held on to positions in 5/1 hybrid adjustable-rate mortgages. Mortgage-backed securities outperformed corporate securities during the second half of the fiscal year and provided further diversification in the portfolio.

Robert F. Auwaerter, PRINCIPAL

VANGUARD FIXED INCOME GROUP

FEBRUARY 8, 2005

      ADVISOR’S REPORT

For the Long-Term Investment-Grade and High-Yield Corporate Funds

THE INVESTMENT ENVIRONMENT

Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund are portfolios investing almost exclusively in the U.S. corporate bond market with varying degrees of credit and duration risk. Both portfolios are affected by the direction of interest rates and by the overall health of the U.S. economy, which affects business conditions for issuers of corporate bonds.

In one sense, calendar-year 2004 was a repeat of 2003: Bond investors continued to be optimistic about the direction of the economy and therefore remained willing to embrace credit risk. Supporting the optimism were data showing that businesses added 2.2 million jobs, unemployment fell, and the U.S. economy grew by more than 4% during 2004. However, as expected, the Federal Reserve Board took action to temper the enthusiasm for risk-taking by raising its target for the federal funds rate.

U.S. Treasury rates reacted differently to the improving economic landscape. The yield of the 5-year Treasury note rose over the year, the yield of the 10-year Treasury was unchanged, and the yield of the 30-year Treasury actually declined. The 5-year Treasury’s rise in yield was attributable to the Fed’s actions; the decline of the 30-year Treasury’s yield resulted from investors’ perception that economic growth will be slower in the years ahead and that inflationary pressures will be contained by the Fed.

The extra yield offered by corporate issues—the “spread” over Treasuries that compensates investors for taking extra risk—declined for both high-yield and investment-grade issues. From a historical perspective, valuations for investment-grade and high-yield bonds were fairly high at year-end, making these issues less attractive than in prior years.

Many companies greatly improved their balance sheets in 2004 by taking advantage of lower interest rates to refinance debt obligations. Ratings agencies tended to view these improvements favorably, leading to an increase in upgrades. This shift was especially true in the high-yield market. In 2003, the Moody’s downgrade-to-upgrade ratio was 2.4. In 2004, this ratio fell to 0.8. Default rates also declined from 2003 levels. The Moody’s U.S. speculative-grade default rate fell from 5.4% in 2003 to 2.8% in 2004.

Not surprisingly, these positive trends led to increased primary-market issuance. In fact, issuance in 2004 eclipsed the level in 2003, itself a very strong year. The high-yield market, for example, had $141 billion in issuance in 2003 and $160 billion in 2004. Interestingly, the amount of debt issued by lower-rated companies increased dramatically in 2004. Seven percent of speculative-grade issuance was rated Caa in 2003; this category accounted for 19% of issuance in 2004. At the same time, lower-quality bonds outperformed higher-quality bonds.

The Fed is expected to continue raising its target for short-term rates, a policy that indicates to investors that the economy is changing. In the coming months, bond investors will continue to debate the probability of slower growth, increased inflationary pressures, and whether corporate credit risk will continue to be rewarded.

Bonds generally have an asymmetrical payoff, meaning their prices can decline much more than they are able to appreciate. A strategy to mitigate this erosion is to diversify across issuers and industries to dampen the effects of any credit mistakes. This diversification, along with our fundamental credit research effort, remains a constant ingredient in our investment approach as the Fed continues to prod interest rates upward.

LONG-TERM INVESTMENT-GRADE FUND

Successes: The fund benefited from its weighting in securities rated Baa, which outperformed higher-rated issues. Over the fiscal year, the fund experienced no serious credit problems among issuers. A continued decline in risk premiums on corporate bonds could provide some support for the fund’s net asset value even if interest rates rise for Treasuries, as we expect they will.

Shortfalls: The fund marginally underperformed its benchmark index over the 12 months ended January 31. While the fund generally benefited from declining yields on the long end of the curve—with its long duration, the fund is extremely sensitive to changes in long-term rates—we attribute this underperformance to suboptimal duration management versus the benchmark. We also note that the fund averaged a 15% position in Baa-rated debt for the year; in hindsight, it would have been better to own more of these securities.

Positioning: The fund is consistently positioned with long-term investment-grade bonds that carry excellent call protection. The major risk to this fund, with its long average duration and maturity, is a rise in long-term interest rates. We are keeping the fund’s duration close to that of the benchmark in the belief that long rates will remain relatively stable in the near term. While we believe that the next major move in rates will be upward, we cannot ignore the reality that demand for long-maturity issues exceeds supply, as evidenced by the recent dramatic drop in long-term rates. The fund’s long duration will continue to capture the additional yield offered in return for the risk, but we recognize that the difference between intermediate and long rates narrowed significantly over the past year.

The second risk always present in this fund is that the credit of corporate issuers will deteriorate. To mitigate this risk, the fund is well diversified by issuer and industry. The fund does not own emerging-markets debt or foreign bonds denominated in non-U.S. currencies. We generally purchase bonds of well-established, larger companies with stable operating histories.

HIGH-YIELD CORPORATE FUND

Successes: The fund did not experience any defaults over the last 12 months. In this regard, we were bolstered in part by the improving credit cycle.

Shortfalls: Although it posted respectable absolute gains for a low-interest-rate environment, the fund underperformed its benchmark by a wide margin in the fiscal year as risk premiums narrowed substantially. Our bias toward “upper-tier” credits within the below-investment-grade market hindered relative results, as investors embraced risk and the lower end of the credit spectrum enjoyed outsized returns. Another factor that worked against us during the past fiscal year was a relatively short average duration; we underestimated the impact of falling long-term Treasury rates on the high-yield market.

Positioning: As noted, the fund follows a relatively high-quality bias within the “junk bond” market. In periods when risk premiums are narrowing and prices are rising, the upper-tier strategy can cause the fund to underperform a portfolio of higher-risk bonds. In absolute terms, however, the fund’s net asset value rises in such periods, alleviating some of the prospective underperformance.

At this point, the extra yield to be gained by lowering credit quality does not justify the risk of loss of principal. The fund’s holdings continue to be focused on cash-paying issues almost exclusively rated “B” or better. We maintain a modest U.S. Treasury reserve for liquidity and remain committed to the higher-quality spectrum of the below-investment-grade market. The fund is diversified by issuer and by industry to decrease risk. We avoid emerging-markets debt, preferred stocks, and equity-linked securities such as convertibles.

Earl E. McEvoy, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

WELLINGTON MANAGEMENT COMPANY, LLP

FEBRUARY 9, 2005

As of 1/31/2005
FUND PROFILES
These Profiles provide snapshots of each fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 23.

SHORT-TERM INVESTMENT-GRADE FUND
Financial Attributes	Fund	Comparative Index*	Broad Index**

Number of Issues	721	1,158	5,836
Yield		—	—
Investor Shares	3.3%
Admiral Shares	3.4%
Institutional Shares	3.5%
Yield to Maturity	3.6%†	3.9%	4.4%
Average Coupon	4.0%	5.3%	5.2%
Average Effective Maturity	2.8 years	2.9 years	6.9 years
Average Quality††	Aa3	A1	Aa1
Average Duration	2.0 years	2.6 years	4.2 years
Expense Ratio		—	—
Investor Shares	0.18%
Admiral Shares	0.11%
Institutional Shares	0.08%
Short-Term Reserves	1%	—	—

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	0.91	1.00	0.76	1.00
Beta	0.64	1.00	0.40	1.00

Sector Diversification‡(% of portfolio)
Asset-Backed/Commercial Mortgage-Backed	18%
Finance	29
Foreign	1
Government Mortgage-Backed	8
Industrial	30
Treasury/Agency	7
Utilities	5
Other	1

Short-Term Reserves	1%

Total	100%

Distribution by Credit Quality††
(% of portfolio)
Aaa	39%
Aa	18
A	24
Baa	17
Ba	2

Total	100%

Distribution by Maturity (% of portfolio)
Under 1 Year	17%
1-3 Years	56
3-5 Years	16
Over 5 Years	11

Total	100%

Investment Focus

*	Lehman 1-5 Year U.S. Credit Index.
**	Lehman Aggregate Bond Index.
†	Before expenses.
††	Moody's Investors Service.
‡	The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.	Visit our website at Vanguard.com for regularly updated fund information.

FUND PROFILES (CONTINUED)

INTERMEDIATE-TERM INVESTMENT-GRADE FUND

Financial Attributes	Fund	Comparative Index*	Broad Index**

Number of Issues	492	954	5,836
Yield		—	—
Investor Shares	4.3%
Admiral Shares	4.4%
Yield to Maturity	4.5%†	4.8%	4.4%
Average Coupon	5.5%	6.2%	5.2%
Average Effective Maturity	6.3 years	7.4 years	6.9 years
Average Quality††	A1	A2	Aa1
Average Duration	4.9 years	5.9 years	4.2 years
Expense Ratio		—	—
Investor Shares	0.20%
Admiral Shares	0.10%
Short-Term Reserves	2%	—	—

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	0.97	1.00	0.95	1.00
Beta	0.77	1.00	1.14	1.00

Sector Diversification‡(% of portfolio)
Asset-Backed/Commercial Mortgage-Backed	7%
Finance	27
Foreign	2
Government Mortgage-Backed	5
Industrial	39
Treasury/Agency	10
Utilities	8

Short-Term Reserves	2%

Total	100%

Distribution by Credit Quality††
(% of portfolio)

Aaa	29%
Aa	10
A	35
Baa	23
Ba	2
B	1

Total	100%

Distribution by Maturity (% of portfolio)

Under 1 Year	1%
1-5 Years	28
5-10 Years	68
10-20 Years	3

Total	100%

Investment Focus

*	Lehman 5-10 Year U.S. Credit Index.
**	Lehman Aggregate Bond Index.
†	Before expenses.
††	Moody's Investors Service.
‡	The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

LONG-TERM INVESTMENT-GRADE FUND
Financial Attributes	Fund	Comparative Index*	Broad Index**

Number of Issues	222	398	5,836
Yield
——
Investor Shares	5.1%
Admiral Shares	5.3%
Yield to Maturity	5.3%†	5.4%	4.4%
Average Coupon	6.7%	6.5%	5.2%
Average Effective Maturity	20.5 years	23.2 years	6.9 years
Average Quality††	A1	A1	Aa1
Average Duration	11.3 years	11.4 years	4.2 years
Expense Ratio		—	—
Investor Shares	0.25%
Admiral Shares	0.14%
Short-Term Reserves	2%	—	—

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	0.98	1.00	0.89	1.00
Beta	1.00	1.00	2.14	1.00

Sector Diversification‡(% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	0%
Finance	35
Foreign	4
Government Mortgage-Backed	0
Industrial	48
Treasury/Agency	0
Utilities	8
Other	3

Short-Term Reserves	2%

Total	100%

Distribution by Credit Quality††
(% of portfolio)

Aaa	6%
Aa	31
A	49
Baa	13
Not rated	1

Total	100%

Distribution by Maturity (% of portfolio)

Under 1 Year	0%
1-5 Years	0
5-10 Years	12
10-20 Years	23
20-30 Years	64
Over 30 Years	1

Total	100%

Investment Focus

*	Lehman Long Credit A or Better Index.
**	Lehman Aggregate Bond Index.
†	Before expenses.
††	Moody's Investors Service.
‡	The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.	Visit our website at Vanguard.com for regularly updated fund information.

FUND PROFILES (CONTINUED)

HIGH-YIELD CORPORATE FUND
Financial Attributes	Fund	Comparative Index*	Broad Index**

Number of Issues	383	1,678	5,836
Yield		—	—
Investor Shares	6.0%
Admiral Shares	6.1%
Yield to Maturity	6.6%†	7.4%	4.4%
Average Coupon	8.3%	8.1%	5.2%
Average Effective Maturity	7.0 years	8.3 years	6.9 years
Average Quality††	Ba2	B1	Aa1
Average Duration	4.1 years	4.7 years	4.2 years
Expense Ratio		—	—
Investor Shares	0.22%
Admiral Shares	0.12%
Short-Term Reserves	0%	—	—

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	0.89	1.00	0.03	1.00
Beta	0.62	1.00	0.22	1.00

Sector Diversification (% of portfolio)

Basic Industry	16%
Capital Goods	8
Communication	21
Consumer Cyclical	14
Consumer Non-Cyclical	9
Energy	5
Finance	3
Other Industrial	3
Technology	5
Transportation	1
Treasury/Agency	5
Utilities	10

Total	100%

Distribution by Credit Quality††
(% of portfolio)

Aaa	5%
Aa	0
A	0
Baa	2
Ba	42
B	49
Not rated	2

Total	100%

Distribution by Maturity (% of portfolio)

Under 1 Year	1%
1-5 Years	21
5-10 Years	74
10-20 Years	2
20-30 Years	2

Total	100%

Investment Focus

*	Lehman High Yield Index.
**	Lehman Aggregate Bond Index.
†	Before expenses.
††	Moody's Investors Service.	Visit our website at Vanguard.com for regularly updated fund information.

      GLOSSARY OF INVESTMENT TERMS

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

As of 1/31/2005	PERFORMANCE SUMMARIES
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the funds. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

SHORT-TERM INVESTMENT-GRADE FUND

Cumulative Performance January 31, 1995–January 31, 2005

	Average Annual Total Returns Periods Ended January 31, 2005			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment

Short-Term Investment-Grade Fund Investor Shares	1.71%	5.51%	6.02%	$17,948
Lehman Aggregate Bond Index	4.16	7.92	7.58	20,759
Lehman 1-5 Year U.S. Credit Index	1.94	6.99	6.95	19,577
Average 1-5 Year Investment Grade Fund*	1.34	5.05	5.37	16,866

	One Year	Since Inception**	Final Value of a $250,000 Investment

Short-Term Investment-Grade Fund Admiral Shares	1.79%	4.60%	$298,879
Lehman Aggregate Bond Index	4.16	6.55	321,499
Lehman 1-5 Year U.S. Credit Index	1.94	6.13	316,605

	One Year	Five Years	Since Inception**	Final Value of a $50,000,000 Investment

Short-Term Investment-Grade Fund Institutional Shares	1.81%	5.63%	5.47%	$73,907,846
Lehman Aggregate Bond Index	4.16	7.92	6.79	80,939,490
Lehman 1-5 Year U.S. Credit Index	1.94	6.99	6.31	78,306,086

*	Derived from data provided by Lipper Inc.
**	Inception dates are February 12, 2001, for the Admiral Shares and September 30, 1997, for the Institutional Shares.
Note: See Financial Highlights tables on pages 85 and 86 for dividend and capital gains information.

Fiscal Year Total Returns (%) January 31, 1995-January 31, 2005
	Short-Term Investment-Grade Fund Investor Shares			Lehman*		Short-Term Investment-Grade Fund Investor Shares			Lehman*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return
1996	5.2%	6.8%	12.0%	13.7%	2001	2.6%	7.1%	9.7%	10.7%
1997	-1.7	6.2	4.5	4.6	2002	0.6	6.3	6.9	8.3
1998	1.1	6.4	7.5	8.0	2003	-0.4	5.4	5.0	8.7
1999	-0.1	6.3	6.2	7.1	2004	0.3	4.0	4.3	5.6
2000	-3.4	6.2	2.8	1.5	2005	-1.7	3.4	1.7	1.9

Average Annual Total Returns for periods ended December 31, 2004

This table presents average annual total returns through the latest calendar quarter— rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Ten Years
Inception Date		Year	Years	Capital	Income	Total

Short-Term Investment-Grade Fund
Investor Shares	10/29/1982	2.11%	5.54%	0.34%	5.84%	6.18%
Admiral Shares	2/12/2001	2.19	4.70**	—	—	—
Institutional Shares	9/30/1997	2.21	5.66	-0.18**	5.71**	5.53**

*	Lehman 1–5 Year U.S. Credit Index.
**	Return since inception.

PERFORMANCE SUMMARIES (CONTINUED)

INTERMEDIATE-TERM INVESTMENT-GRADE FUND

Cumulative Performance January 31, 1995–January 31, 2005

	Average Annual Total Returns Periods Ended January 31, 2005			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment

Intermediate-Term Investment-Grade Fund Investor Shares	4.24%	8.43%	7.83%	$21,248
Lehman Aggregate Bond Index	4.16	7.92	7.58	20,759
Lehman 5-10 Year U.S. Credit Index	5.40	9.65	8.54	22,702
Average Intermediate Investment Grade Fund*	3.57	6.93	6.60	18,941

	One Year	Since Inception**	Final Value of a $250,000 Investment

Intermediate-Term Investment-Grade Fund Admiral Shares	4.34%	7.42%	$332,059
Lehman Aggregate Bond Index	4.16	6.55	321,499
Lehman 5-10 Year U.S. Credit Index	5.40	8.63	347,161

Fiscal Year Total Returns (%) January 31, 1995-January 31, 2005
	Intermediate-Term Investment-Grade Fund Investor Shares			Lehman†		Intermediate-Term Investment-Grade Fund Investor Shares			Lehman†
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return
1996	12.1%	7.8%	19.9%	21.1%	2001	5.4%	7.8%	13.2%	14.3%
1997	-4.2	6.5	2.3	2.7	2002	1.5	6.7	8.2	8.1
1998	3.3	6.9	10.2	10.4	2003	3.1	6.2	9.3	11.0
1999	1.2	6.5	7.7	8.4	2004	2.1	5.3	7.4	9.7
2000	-8.9	6.2	-2.7	-3.7	2005	-0.5	4.7	4.2	5.4

*	Derived from data provided by Lipper Inc.
**	February 12, 2001.
†	Lehman 5-10 Year U.S. Credit Index.
Note: See Financial Highlights tables on page 87 for dividend and capital gains information.

Average Annual Total Returns for periods ended December 31, 2004

This table presents average annual total returns through the latest calendar quarter— rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Ten Years
Inception Date		Year	Years	Capital	Income	Total

Intermediate-Term Investment-Grade Fund
Investor Shares	11/1/1993	4.75%	8.26%	1.48%	6.50%	7.98%
Admiral Shares	2/12/2001	4.86	7.45*	—	—	—

*Return since inception

PERFORMANCE SUMMARIES (CONTINUED)

LONG-TERM INVESTMENT-GRADE FUND

Cumulative Performance January 31, 1995–January 31, 2005

	Average Annual Total Returns Periods Ended January 31, 2005			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment

Long-Term Investment-Grade Fund Investor Shares	9.77%	10.45%	9.16%	$24,016
Lehman Aggregate Bond Index	4.16	7.92	7.58	20,759
Lehman Long Credit A or Better Index	10.05	11.03	9.40	24,567
Average Corporate A-Rated Fund*	3.80	7.13	6.73	19,186

	One Year	Since Inception**	Final Value of a $250,000 Investment

Long-Term Investment-Grade Fund Admiral Shares	9.89%	9.68%	$360,672
Lehman Aggregate Bond Index	4.16	6.55	321,499
Lehman Long Credit A or Better Index	10.05	10.22	367,766

Fiscal Year Total Returns (%) January 31, 1995-January 31, 2005
	Long-Term Investment-Grade Fund Investor Shares				Lehman†		Long-Term Investment-Grade Fund Investor Shares			Lehman†
Fiscal Year	Capital Return		Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return
1996	15.3%		8.3%	23.6%	23.9%	2001	6.8%	7.7%	14.5%	15.8%
1997	-6.0		6.9	0.9	0.7	2002	1.5	6.8	8.3	9.1
1998	7.9		7.6	15.5	15.3	2003	5.0	6.8	11.8	12.7
1999	2.9		6.6	9.5	10.3	2004	2.2	5.9	8.1	7.7
2000	-13.	3	5.9	-7.4	-8.3	2005	3.8	6.0	9.8	10.0

Average Annual Total Returns for periods ended December 31, 2004

This table presents average annual total returns through the latest calendar quarter— rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Ten Years
Inception Date		Year	Years	Capital	Income	Total

Long-Term Investment-Grade Fund
Investor Shares	7/9/1973	8.94%	9.92%	2.27%	6.84%	9.11%
Admiral Shares	2/12/2001	9.06	9.16 **	—	—	—

*	Derived from data provided by Lipper Inc.
**	Return since the Admiral Shares' inception on February 12, 2001.
†	Lehman Long Credit AA or Better Index through March 2000; Lehman Long Credit A or Better Index thereafter.
Note: See Financial Highlights tables on page 88 for dividend and capital gains information.

HIGH-YIELD CORPORATE FUND

Cumulative Performance January 31, 1995–January 31, 2005

	Average Annual Total Returns Periods Ended January 31, 2005			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment

High-Yield Corporate Fund Investor Shares*	7.34%	5.83%	7.48%	$20,564
Lehman Aggregate Bond Index	4.16	7.92	7.58	20,759
Lehman High Yield Index	8.90	7.03	7.97	21,538
Average High-Current-Yield Fund**	8.00	4.65	6.76	19,238

	One Year	Since Inception†	Final Value of a $250,000 Investment

High-Yield Corporate Fund Admiral Shares*	7.44%	8.53%	$325,403
Lehman Aggregate Bond Index	4.16	5.28	295,100
Lehman High Yield Index	8.90	12.12	361,299

Fiscal Year Total Returns (%) January 31, 1995-January 31, 2005
	High-Yield Corporate Fund Investor Shares			Lehman††		High-Yield Corporate Fund Investor Shares			Lehman††
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return
1996	9.0%	10.0%	19.0%	19.6%	2001	-4.4%	9.1%	4.7%	1.6%
1997	-0.3	9.3	9.0	10.5	2002	-9.6	8.5	-1.1	-1.4
1998	3.8	9.3	13.1	13.7	2003	-5.7	8.3	2.6	1.2
1999	-3.0	8.3	5.3	1.5	2004	7.9	8.6	16.5	27.2
2000	-7.8	8.0	0.2	0.5	2005	-0.2	7.5	7.3	8.9

Average Annual Total Returns for periods ended December 31, 2004

This table presents average annual total returns through the latest calendar quarter— rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Ten Years
Inception Date		Year	Years	Capital	Income	Total

High-Yield Corporate Fund*
Investor Shares	12/27/1978	8.52%	5.70%	-1.08%	8.72%	7.64%
Admiral Shares	11/12/2001	8.62	8.83†	—	—	—

*	Total return figures do no reflect the 1% fee assessed on redemptions of shares held for less than one year.
**	Derived from data provided by Lipper Inc.
†	Return since the Admiral Shares' inception on November 12, 2001.
††	Lehman High Yield Index.
Note: See Financial Highlights tables on page 89 for dividend and capital gains information.

      ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on page 31 illustrates your fund’s costs in two ways:

•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table on page 31 are meant to highlight and help you compare ongoing costs only; they do not include the funds’ low-balance fees or the High-Yield Corporate Fund’s 1% fee on redemptions of shares held for less than one year. These fees are described in the prospectus. If a fee were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the funds’ expenses, including annual expense ratios in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Six Months Ended January 31, 2005
Bond Fund	Beginning Account Value July 31, 2004	Ending Account Value Jan. 31, 2005	Expenses Paid During Period*

Based on Actual Fund Return
Short-Term
Investment-Grade
Investor Shares	$1,000.00	$1,014.23	$0.91
Admiral Shares	1,000.00	1,014.62	0.51
Institutional Shares	1,000.00	1,014.75	0.35
Intermediate-Term
Investment-Grade
Investor Shares	1,000.00	1,042.03	1.08
Admiral Shares	1,000.00	1,042.55	0.56
Long-Term
Investment-Grade
Investor Shares	1,000.00	1,103.46	1.32
Admiral Shares	1,000.00	1,104.07	0.74
High-Yield Corporate
Investor Shares	1,000.00	1,061.46	1.14
Admiral Shares	1,000.00	1,062.01	0.62

Based on Hypothetical 5% Yearly Return
Short-Term
Investment-Grade
Investor Shares	$1,000.00	$1,024.23	$0.92
Admiral Shares	1,000.00	1,024.63	0.51
Institutional Shares	1,000.00	1,024.78	0.36
Intermediate-Term
Investment-Grade
Investor Shares	1,000.00	1,024.08	1.07
Admiral Shares	1,000.00	1,024.58	0.56
Long-Term
Investment-Grade
Investor Shares	1,000.00	1,023.88	1.27
Admiral Shares	1,000.00	1,024.43	0.71
High-Yield Corporate
Investor Shares	1,000.00	1,024.03	1.12
Admiral Shares	1,000.00	1,024.53	0.61

*	The calculations are based on expenses incurred in the most recent six-month period. The funds' annualized six-month expense ratios for that period are: for the Short-Term Investment-Grade Fund, 0.18% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.21% for Investor Shares and 0.11% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.25% for Investor Shares and 0.14% for Admiral Shares; and for the High-Yield Corporate Fund, 0.22% for Investor Shares and 0.12% for Admiral Shares. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Expense Ratios:
Your fund compared with its peer group
Bond Fund	Fund	Peer Group*

Short-Term Investment-Grade		0.94%
Investor Shares	0.18%
Admiral Shares	0.11
Institutional Shares	0.08

Intermediate-Term Investment-Grade		1.01%
Investor Shares	0.20%
Admiral Shares	0.10

Long-Term Investment-Grade		1.14%
Investor Shares	0.25%
Admiral Shares	0.14

High-Yield Corporate		1.30%
Investor Shares	0.22%
Admiral Shares	0.12

*	Peer groups are: for the Short-Term Investment-Grade Fund, the Average 1–5 Year Investment Grade Fund; for the Intermediate-Term Investment-Grade Fund, the Average Intermediate Investment Grade Fund; for the Long-Term Investment-Grade Fund, the Average Corporate A-Rated Fund; and for the High-Yield Corporate Fund, the Average High-Current-Yield Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2004.

As of 1/31/2005	FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, sovereign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund’s net assets. Undistributed Net Investment Income is minimal because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Each fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Short-Term Investment-Grade Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (10.5%)
U.S. Government Securities (2.1%)
U.S. Treasury Note	2.75%	8/15/2007		$25,065	$24,701
U.S. Treasury Note	3.00%	2/15/2008		92,500	91,387
U.S. Treasury Note	3.375%	9/15/2009		120,000	118,519
U.S. Treasury Note	3.375%	10/15/2009		33,795	33,357
U.S. Treasury Note	3.50%	11/15/2009		50,000	49,625
U.S. Treasury Note	4.75%	5/15/2014		15,610	16,359
U.S. Treasury Note	4.25%	8/15/2014		26,460	26,708
U.S. Treasury Note	4.25%	11/15/2014		19,050	19,220

					379,876

Agency Bonds and Notes (0.4%)
Federal Home Loan Bank*	2.375%	2/15/2006		87,285	86,547
Mortgage-Backed Securities (8.0%)
Federal Home Loan Mortgage Corp.*	3.50%	3/15/2010	(1)	26,621	26,619
Federal Home Loan Mortgage Corp.*	3.50%	10/15/2015	(1)	19,576	19,551
Federal Home Loan Mortgage Corp.*	3.678%	8/1/2033	(1)	15,166	15,018
Federal Home Loan Mortgage Corp.*	3.70%	8/1/2033	(1)	10,735	10,667

Short-Term Investment-Grade Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

Federal Home Loan Mortgage Corp.*	3.863%	8/1/2033	(1)	$19,204	$19,119
Federal Home Loan Mortgage Corp.*	3.876%	7/1/2033	(1)	74,742	74,183
Federal Home Loan Mortgage Corp.*	3.924%	6/1/2033	(1)	25,330	25,176
Federal Home Loan Mortgage Corp.*	4.00%	10/15/2018	(1)	34,974	35,115
Federal Home Loan Mortgage Corp.*	4.07%	5/1/2033	(1)	13,916	13,932
Federal Home Loan Mortgage Corp.*	4.085%	6/1/2033	(1)	33,327	33,367
Federal Home Loan Mortgage Corp.*	4.112%	5/1/2033	(1)	23,179	23,250
Federal Home Loan Mortgage Corp.*	4.221%	2/1/2033	(1)	15,187	15,276
Federal Home Loan Mortgage Corp.*	4.264%	1/1/2033	(1)	20,009	20,164
Federal Home Loan Mortgage Corp.*	4.618%	10/1/2032	(1)	19,547	19,802
Federal Home Loan Mortgage Corp.*	4.712%	9/1/2032	(1)	26,882	27,284
Federal Home Loan Mortgage Corp.*	4.80%	9/1/2032	(1)	14,272	14,501
Federal Home Loan Mortgage Corp.*	4.834%	8/1/2032	(1)	25,004	25,361
Federal Home Loan Mortgage Corp.*	4.883%	9/1/2032	(1)	25,852	26,303
Federal Home Loan Mortgage Corp.*	5.00%	5/15/2018	(1)	16,528	16,787
Federal Home Loan Mortgage Corp.*	5.00%	5/15/2018	(1)	21,981	22,517
Federal Home Loan Mortgage Corp.*	5.00%	9/15/2018	(1)	16,660	16,944
Federal Home Loan Mortgage Corp.*	5.032%	8/1/2032	(1)	27,538	28,083
Federal Home Loan Mortgage Corp.*	5.105%	7/1/2032	(1)	13,431	13,699
Federal Home Loan Mortgage Corp.*	5.177%	8/1/2032	(1)	14,976	15,300
Federal Home Loan Mortgage Corp.*	6.00%	3/1/2017	(1)	5,011	5,253
Federal Home Loan Mortgage Corp.*	6.00%	4/1/2017	(1)	1,680	1,760
Federal Home Loan Mortgage Corp.*	6.00%	4/1/2017	(1)	7,324	7,678
Federal Home Loan Mortgage Corp.*	6.00%	4/1/2017	(1)	18,469	19,362
Federal Home Loan Mortgage Corp.*	7.00%	1/1/2009	(1)	1,637	1,721
Federal National Mortgage Assn.*	3.00%	8/25/2032	(1)	9,202	9,102
Federal National Mortgage Assn.*	3.424%	8/1/2033	(1)	20,570	20,305
Federal National Mortgage Assn.*	3.495%	8/1/2033	(1)	19,692	19,485
Federal National Mortgage Assn.*	3.50%	1/25/2009	(1)	28,064	28,048
Federal National Mortgage Assn.*	3.50%	9/25/2009	(1)	21,574	21,548
Federal National Mortgage Assn.*	3.595%	8/1/2033	(1)	15,092	14,940
Federal National Mortgage Assn.*	3.71%	8/1/2033	(1)	35,706	35,491
Federal National Mortgage Assn.*	3.716%	7/1/2033	(1)	26,385	26,259
Federal National Mortgage Assn.*	3.719%	6/1/2033	(1)	67,420	67,140
Federal National Mortgage Assn.*	3.721%	6/1/2033	(1)	35,965	35,822
Federal National Mortgage Assn.*	3.727%	8/1/2033	(1)	6,976	6,932
Federal National Mortgage Assn.*	3.734%	9/1/2033	(1)	38,850	38,616
Federal National Mortgage Assn.*	3.769%	10/1/2033	(1)	19,566	19,461
Federal National Mortgage Assn.*	3.803%	8/1/2033	(1)	36,816	36,675
Federal National Mortgage Assn.*	3.809%	9/1/2033	(1)	55,206	54,978
Federal National Mortgage Assn.*	3.832%	7/1/2033	(1)	36,108	35,999
Federal National Mortgage Assn.*	3.935%	4/1/2033	(1)	25,546	25,532
Federal National Mortgage Assn.*	3.974%	5/1/2033	(1)	43,145	43,263
Federal National Mortgage Assn.*	4.008%	5/1/2033	(1)	10,775	10,747
Federal National Mortgage Assn.*	4.055%	5/1/2033	(1)	30,726	30,815
Federal National Mortgage Assn.*	4.078%	4/1/2033	(1)	13,750	13,812
Federal National Mortgage Assn.*	4.135%	5/1/2033	(1)	21,271	21,402
Federal National Mortgage Assn.*	4.207%	7/1/2033	(1)	65,600	66,087
Federal National Mortgage Assn.*	4.516%	12/1/2032	(1)	16,241	16,467
Federal National Mortgage Assn.*	4.845%	9/1/2032	(1)	10,329	10,492
Federal National Mortgage Assn.*	4.927%	9/1/2032	(1)	6,574	6,688
Federal National Mortgage Assn.*	5.118%	8/1/2032	(1)	12,077	12,338

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

Federal National Mortgage Assn.*	5.226%	7/1/2032	(1)	$6,888	$7,046
Federal National Mortgage Assn.*	6.00%	12/1/2016	(1)	16,309	17,116
Federal National Mortgage Assn.*	6.00%	3/1/2017	(1)	13,802	14,485
Federal National Mortgage Assn.*	6.00%	5/1/2017	(1)	18,472	19,374
Federal National Mortgage Assn.*	6.50%	12/1/2011	(1)	1,808	1,916
Federal National Mortgage Assn.*	6.50%	9/1/2016	(1)	27,199	28,808
Federal National Mortgage Assn.*	6.50%	9/1/2016	(1)	14,492	15,349
Federal National Mortgage Assn.*	7.00%	10/1/2011	(1)	3,346	3,521
Federal National Mortgage Assn.*	7.00%	4/1/2013	(1)	18,563	19,537
Federal National Mortgage Assn.*	7.50%	3/1/2015	(1)	2,142	2,273

					1,451,661

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $1,936,148)					1,918,084

CORPORATE BONDS (85.7%)

Asset-Backed/Commercial Mortgage-Backed Securities (20.7%)
AESOP Funding II LLC	2.75%	7/20/2007	(1)(2)	32,900	32,640
AESOP Funding II LLC	2.76%	4/20/2008	(1)(2)	19,020	18,694
American Express Credit Account Master Trust	2.60%	12/15/2008	(1)(3)	14,320	14,344
American Express Credit Account Master Trust	2.60%	2/16/2009	(1)(3)	13,785	13,815
American Express Credit Account Master Trust	2.59%	11/16/2009	(1)(3)	12,375	12,383
American Express Credit Account Master Trust	2.59%	9/15/2010	(1)(3)	23,200	23,268
American Express Credit Account Master Trust	2.93%	11/15/2010	(1)	16,000	16,144
American Express Credit Account Master Trust	2.57%	3/15/2012	(1)(3)	16,630	16,657
Bank of America Mortgage Securities	4.428%	8/25/2032	(1)	2,031	2,015
Bank of America Mortgage Securities	4.879%	9/25/2032	(1)	4,011	4,027
Bank of America Mortgage Securities	3.983%	2/25/2033	(1)	6,612	6,590
Bank of America Mortgage Securities	4.183%	5/25/2033	(1)	9,144	9,052
Bank of America Mortgage Securities	3.419%	7/25/2033	(1)	13,443	13,055
Bank of America Mortgage Securities	3.592%	2/25/2034	(1)	13,657	13,310
Bank One Issuance Trust	2.53%	10/15/2008	(1)(3)	58,100	58,156
Bank One Issuance Trust	2.51%	10/15/2009	(1)	19,540	19,548
Bank One Issuance Trust	2.59%	12/15/2010	(1)(3)	25,000	25,075
Bear Stearns Commercial Mortgage Securities, Inc.	4.254%	7/11/2042	(1)	11,800	11,792
BMW Floorplan Master Owner Trust	2.53%	10/17/2008	(1)(2)(3)	97,500	97,500
BMW Floorplan Master Owner Trust	2.68%	10/17/2008	(1)(2)(3)	8,770	8,774
BMW Vehicle Owner Trust	1.94%	2/25/2007	(1)	21,307	21,232
BMW Vehicle Owner Trust	2.53%	2/25/2008	(1)	36,500	36,063
BMW Vehicle Owner Trust	2.67%	3/25/2008	(1)	35,000	34,693
California Infrastructure & Economic Development
Bank Special Purpose Trust PG&E-1	6.42%	9/25/2008	(1)	41,792	42,897
California Infrastructure & Economic Development
Bank Special Purpose Trust SCE-1	6.38%	9/25/2008	(1)	7,332	7,533
Capital Auto Receivables Asset Trust	2.27%	1/17/2006	(1)	11,728	11,719
Capital Auto Receivables Asset Trust	2.35%	10/16/2006	(1)	30,000	29,860
Capital Auto Receivables Asset Trust	2.64%	11/17/2008	(1)	15,500	15,166
Capital One Master Trust	2.99%	10/15/2010	(1)	23,750	23,983
Capital One Multi-Asset Execution Trust	2.95%	8/17/2009	(1)	56,630	56,107
Capital One Multi-Asset Execution Trust	4.15%	7/16/2012	(1)	37,800	37,745
Capital One Prime Auto Receivables Trust	2.02%	11/15/2007	(1)	14,585	14,464
Capital One Prime Auto Receivables Trust	3.06%	3/17/2008	(1)	11,225	11,171

Short-Term Investment-Grade Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

Chase Credit Card Master Trust	2.51%	5/15/2009	(1)	$22,000	$22,016
Chase Credit Card Master Trust	2.59%	7/15/2010	(1)(3)	24,900	25,002
Chase Funding Mortgage Loan Asset-Backed Certificates	2.727%	3/25/2020	(1)	26,310	25,983
Chase Manhattan Auto Owner Trust	2.26%	11/15/2007	(1)	37,900	37,528
Chase Manhattan Auto Owner Trust	2.08%	5/15/2008	(1)	53,500	52,704
Citibank Credit Card Issuance Trust	7.45%	9/15/2007	(1)	24,790	25,400
Citibank Credit Card Issuance Trust	7.05%	9/17/2007	(1)	14,875	15,221
Citibank Credit Card Issuance Trust	2.70%	1/15/2008	(1)	35,000	34,809
Citibank Credit Card Issuance Trust	2.55%	1/20/2009	(1)	47,550	46,634
Citibank Credit Card Issuance Trust	2.76%	1/15/2010	(1)	16,000	16,033
Citigroup Mortgage Loan Trust	4.735%	3/25/2034	(1)	18,452	18,555
CNH Equipment Trust	2.47%	1/15/2008	(1)	38,980	38,672
Connecticut RRB Special Purpose Trust CL&P-1	5.36%	3/30/2007	(1)	3,757	3,773
Countrywide Home Loans	4.542%	9/19/2032	(1)	4,013	3,986
Countrywide Home Loans	4.106%	5/25/2033	(1)	18,353	18,183
Countrywide Home Loans	3.493%	11/19/2033	(1)	31,006	30,321
DaimlerChrysler Auto Trust	2.12%	11/8/2006	(1)	74,500	74,284
DaimlerChrysler Auto Trust	2.56%	11/8/2006	(1)	11,562	11,558
DaimlerChrysler Auto Trust	2.00%	12/8/2007	(1)	26,950	26,557
DaimlerChrysler Auto Trust	2.98%	8/8/2008	(1)	39,200	38,867
DaimlerChrysler Master Owner Trust	2.53%	2/15/2008	(1)(3)	25,500	25,510
Detroit Edison Securitization Funding LLC	5.51%	3/1/2007	(1)	6,884	6,900
Discover Card Master Trust I	2.51%	4/16/2010	(1)	34,200	34,232
Discover Card Master Trust I	2.49%	9/16/2010	(1)	46,000	46,049
Federal National Mortgage Assn. Grantor Trust	2.869%	11/25/2029	(1)	2,539	2,533
Federal National Mortgage Assn. Grantor Trust	2.65%	6/25/2033	(1)(3)	8,773	8,748
Federal National Mortgage Assn. Whole Loan	2.349%	11/25/2033	(1)	4,899	4,882
Fifth Third Auto Trust	3.19%	2/20/2008	(1)	19,000	18,944
Fleet Credit Card Master Trust II	2.40%	7/15/2008	(1)	25,400	25,195
Fleet Home Equity Loan Trust	2.75%	1/20/2033	(1)(3)	20,914	20,933
Ford Credit Auto Owner Trust	2.93%	3/15/2008	(1)	73,265	72,832
Ford Credit Auto Owner Trust	3.48%	11/15/2008	(1)	30,000	29,940
GE Capital Credit Card Master Note Trust	2.53%	6/15/2010	(1)	19,500	19,529
GE Capital Credit Card Master Note Trust	2.52%	9/15/2010	(1)	44,900	44,943
GMAC Mortgage Corp. Loan Trust	2.61%	6/25/2034	(1)	48,830	48,830
GMAC Mortgage Corp. Loan Trust	2.68%	10/25/2034	(1)(3)	20,000	20,000
Granite Mortgages PLC	2.61%	9/20/2044	(1)	25,000	25,002
GreenPoint Home Equity Loan Trust	2.75%	4/15/2029	(1)(3)	9,640	9,640
Harley-Davidson Motorcycle Trust	4.50%	1/15/2010	(1)	24,241	24,501
Harley-Davidson Motorcycle Trust	2.63%	11/15/2010	(1)	30,000	29,577
Harley-Davidson Motorcycle Trust	2.07%	2/15/2011	(1)	19,700	19,458
Harley-Davidson Motorcycle Trust	2.76%	5/15/2011	(1)	25,000	24,576
Harley-Davidson Motorcycle Trust	2.53%	11/15/2011	(1)	19,000	18,537
Harley-Davidson Motorcycle Trust	3.56%	2/15/2012	(1)	26,620	26,542
Hertz Vehicle Financing	2.38%	5/25/2008	(1)	61,040	59,504
Holmes Financing PLC	2.74%	4/15/2011	(1)	48,830	48,859
Honda Auto Receivables Owner Trust	1.69%	2/21/2007	(1)	41,217	40,943
Honda Auto Receivables Owner Trust	2.14%	4/23/2007	(1)	28,200	27,989
Honda Auto Receivables Owner Trust	2.19%	5/15/2007	(1)	29,220	28,947
Honda Auto Receivables Owner Trust	2.40%	2/21/2008	(1)	25,000	24,599
Hyundai Auto Receivables Trust	2.33%	11/15/2007	(1)	20,450	20,256

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

John Deere Owner Trust	2.32%	12/17/2007	(1)	$12,700	$12,526
M&I Auto Loan Trust	2.49%	10/22/2007	(1)	10,751	10,744
M&I Auto Loan Trust	2.31%	2/20/2008	(1)	49,250	48,848
Master Adjustable Rate Mortgages Trust	3.927%	4/25/2034	(1)	37,687	37,281
MBNA Credit Card Master Note Trust	2.60%	8/16/2010	(1)(3)	35,000	35,144
MBNA Master Credit Card Trust	7.15%	1/15/2008	(1)	59,500	60,761
MBNA Master Credit Card Trust	6.45%	2/15/2008	(1)	1,290	1,307
Mellon Bank Premium Finance Loan Master Trust	2.79%	12/17/2007	(1)	25,900	25,912
Mellon Bank Premium Finance Loan Master Trust	2.65%	6/15/2009	(1)	30,500	30,515
Merrill Lynch Mortgage Investors, Inc.	4.21%	2/25/2033	(1)	31,830	31,570
Merrill Lynch Mortgage Investors, Inc.	4.61%	7/25/2033	(1)	18,983	18,938
Merrill Lynch Mortgage Investors, Inc.	4.683%	2/25/2034	(1)	34,780	35,068
Morgan Stanley Auto Loan Trust	2.64%	11/15/2007	(1)	24,430	24,235
Morgan Stanley Dean Witter Credit Card
Home Equity Line of Credit Trust	2.80%	11/25/2015	(1)(3)	13,763	13,783
Morgan Stanley Mortgage Loan Trust	4.115%	2/25/2034	(1)	20,533	20,349
National City Auto Receivables Trust	2.11%	7/15/2008	(1)	73,225	71,979
Nissan Auto Receivables Owner Trust	1.89%	12/15/2006	(1)	19,741	19,663
Nissan Auto Receivables Owner Trust	4.80%	2/15/2007	(1)	1,098	1,102
Nissan Auto Receivables Owner Trust	2.85%	10/15/2007	(1)	36,000	35,622
Nissan Auto Receivables Owner Trust	2.01%	11/15/2007	(1)	27,400	26,953
Nissan Auto Receivables Owner Trust	2.70%	12/17/2007	(1)	22,080	21,873
Nissan Auto Receivables Owner Trust	2.05%	3/16/2009	(1)	15,000	14,608
PECO Energy Transition Trust	6.05%	3/1/2009	(1)	39,200	40,587
Permanent Financing PLC	2.53%	3/10/2009	(1)	19,650	19,650
Permanent Financing PLC	2.57%	9/10/2010	(1)	59,470	59,481
Permanent Financing PLC	2.57%	6/10/2011	(1)	26,600	26,600
PP&L Transition Bond Co. LLC	6.96%	12/26/2007	(1)	53,000	54,074
PP&L Transition Bond Co. LLC	7.05%	6/25/2009	(1)	20,550	21,743
Provident Funding Mortgage Loan Trust	4.067%	4/25/2034	(1)	37,369	37,026
Regions Auto Receivables Trust	2.63%	1/16/2007	(1)	10,848	10,840
Regions Auto Receivables Trust	1.75%	5/15/2007	(1)	20,189	20,089
Regions Auto Receivables Trust	2.31%	1/15/2008	(1)	37,725	37,429
Rental Car Finance Corp.	2.73%	6/25/2009	(1)	28,540	28,662
Residential Funding Mortgage Securities II	2.21%	1/25/2019	(1)	19,385	19,015
Salomon Brothers Mortgage Securities VII	4.128%	9/25/2033	(1)	44,531	44,107
Superior Wholesale Inventory Financing Trust	2.56%	3/15/2011	(1)	38,100	38,142
Target Credit Card Master Trust	2.674%	6/27/2011	(1)	55,000	55,095
Thornburg Mortgage Securities Trust	3.349%	3/25/2044	(1)	23,821	23,250
Toyota Auto Receivables Owner Trust	1.69%	3/15/2007	(1)	19,508	19,406
Toyota Auto Receivables Owner Trust	4.00%	7/15/2008	(1)	7,856	7,894
Toyota Auto Receivables Owner Trust	2.79%	1/15/2010	(1)	27,000	26,644
Triad Automobile Receivables Trust	1.90%	7/14/2008	(1)	30,350	29,814
USAA Auto Owner Trust	2.41%	10/16/2006	(1)	4,449	4,448
USAA Auto Owner Trust	2.67%	10/15/2010	(1)	34,000	33,239
Vendee Mortgage Trust	5.00%	2/15/2019	(1)	8,819	8,838
Vendee Mortgage Trust	5.75%	12/15/2020	(1)	9,015	9,033
Volkswagen Auto Lease Trust	2.36%	12/20/2005	(1)	5,625	5,623
Volkswagen Auto Loan Enhanced Trust	2.27%	10/22/2007	(1)	40,000	39,547
Wachovia Asset Securitization, Inc.	2.79%	6/25/2033	(1)(3)	13,796	13,809
Wachovia Auto Owner Trust	3.19%	6/20/2008	(1)	71,300	71,024

Short-Term Investment-Grade Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

Washington Mutual Mortgage Pass-Through Certificates	5.508%	4/26/2032	(1)	$2,765	$2,779
Washington Mutual Mortgage Pass-Through Certificates	4.424%	9/25/2032	(1)	3,282	3,299
Washington Mutual Mortgage Pass-Through Certificates	4.144%	1/25/2033	(1)	5,851	5,823
Washington Mutual Mortgage Pass-Through Certificates	3.842%	8/25/2033	(1)	14,520	14,319
Washington Mutual Mortgage Pass-Through Certificates	4.06%	9/25/2033	(1)	17,356	17,135
Wells Fargo Home Equity Trust	3.97%	9/25/2024	(1)	34,110	33,935
WFS Financial Owner Trust	2.29%	5/20/2008	(1)(5)	38,230	38,054
WFS Financial Owner Trust	2.85%	9/22/2008	(1)	23,900	23,732
World Financial Network Credit Card Master Trust	2.58%	7/15/2010	(1)	19,550	19,574
World Omni Auto Receivables Trust	1.98%	5/15/2007	(1)	21,468	21,380

					3,768,408

Finance (29.8%)
Banking (14.5%)
ABN AMRO Bank NV	2.334%	5/11/2007		142,700	142,747
Amsouth Bank NA	2.82%	11/3/2006		22,225	21,910
Astoria Financial Corp.	5.75%	10/15/2012		12,000	12,617
Banco Merchantile del Norte Cayman	5.875%	2/17/2014	(2)	34,000	34,206
Banco Santander Chile	2.80%	12/9/2009	(2)	18,900	18,894
Bank of America Corp.	7.125%	9/15/2006		9,940	10,502
Bank of America Corp.	4.75%	10/15/2006		26,659	27,202
Bank of America Corp.	5.25%	2/1/2007		21,470	22,153
Bank of Montreal	6.10%	9/15/2005		12,350	12,562
Bank of New York Co., Inc.	3.90%	9/1/2007		54,410	54,605
Bank of Nova Scotia	2.65%	3/28/2008	(3)	94,000	93,912
Bank of Scotland Treasury Services	2.25%	5/1/2006	(2)	65,820	64,854
Bank of Scotland Treasury Services	3.50%	11/30/2007	(2)	89,900	89,127
Bank One NA (IL)	5.50%	3/26/2007		94,009	97,639
BankAmerica Corp.	6.20%	2/15/2006		8,500	8,747
BankAmerica Corp.	6.625%	8/1/2007		10,000	10,671
BankBoston NA	6.375%	4/15/2008		13,000	13,979
Citicorp Lease Pass-Through Trust	7.22%	6/15/2005	(2)	14,822	15,037
Citigroup, Inc.	5.50%	8/9/2006		38,625	39,720
Citigroup, Inc.	2.22%	11/1/2007	(3)	33,100	33,053
Citigroup, Inc.	2.59%	6/9/2009		81,000	81,110
CoreStates Capital Corp.	6.75%	11/15/2006		16,400	17,251
Fifth Third Bank	2.70%	1/30/2007		98,400	96,802
First Bank System, Inc.	6.875%	9/15/2007		5,750	6,186
Firstar Bank Milwaukee NA	7.80%	7/5/2010		25,600	26,096
Golden West Financial Corp.	4.125%	8/15/2007		10,975	11,073
GreenPoint Financial Corp.	3.20%	6/6/2008		41,060	40,019
HBOS Treasury Services PLC	2.31%	5/19/2006		24,700	24,666
HSBC Bank USA	3.875%	9/15/2009		38,500	38,048
HSBC Bank USA	2.61%	12/14/2009		38,500	38,559
HSBC USA, Inc.	7.00%	11/1/2006		26,515	27,995
Independence Community Bank	3.75%	4/1/2014		23,750	22,882
J.P. Morgan Chase Co.	3.125%	12/11/2006		70,784	70,230
M T Bank Corp.	3.85%	4/1/2013	(2)	16,150	15,952
Mellon Funding Corp.	3.25%	4/1/2009		23,400	22,654
National Australia Bank	6.60%	12/10/2007		9,026	9,639
National City Bank	2.50%	4/17/2006		26,300	26,018
National City Bank	3.30%	5/15/2007		49,000	48,539

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)

National City Bank of Indiana	4.875%	7/20/2007		$19,850	$20,388
National City Corp.	3.20%	4/1/2008		22,250	21,776
National City Corp.	3.125%	4/30/2009		39,325	37,875
National Westminster Bank PLC	7.375%	10/1/2009		5,845	6,628
National Westminster Bank PLC	7.75%	4/29/2049	(1)(3)	23,222	25,397
Nationwide Building Society	2.625%	1/30/2007	(2)	61,800	60,521
Royal Bank of Scotland Group PLC	2.37%	11/24/2006	(2)	36,500	36,459
Royal Bank of Scotland Group PLC	7.375%	4/29/2049	(1)(3)	11,470	11,919
Salomon Smith Barney Holdings Inc.	5.875%	3/15/2006		30,000	30,841
SE Banken	6.875%	2/15/2009		8,750	9,630
Southtrust Bank NA	2.54%	6/14/2007		38,000	37,989
Sovereign Bancorp, Inc.	2.71%	8/25/2006		17,125	17,121
Sovereign Bank	4.00%	2/1/2008		7,100	7,100
State Street Capital Trust	2.79%	2/15/2008		61,850	62,093
SunTrust Banks, Inc.	4.00%	10/15/2008		10,450	10,423
SunTrust Banks, Inc.	2.53%	6/2/2009		40,850	40,844
Synovus Financial Corp.	7.25%	12/15/2005		19,750	20,423
Union Planters Bank NA	5.125%	6/15/2007		66,005	68,082
US Bancorp	2.75%	3/30/2006		12,000	11,906
US Bancorp	5.10%	7/15/2007		13,885	14,338
US Bank NA	3.70%	8/1/2007		6,840	6,838
US Bank NA	5.70%	12/15/2008		28,500	30,112
US Central Credit Union	2.70%	9/30/2009		9,091	8,866
Wachovia Corp.	4.95%	11/1/2006		14,900	15,218
Wachovia Corp.	2.773%	7/20/2007	(3)	34,175	34,203
Wachovia Corp.	6.375%	2/1/2009		34,800	37,610
Wachovia Corp.	3.625%	2/17/2009		15,650	15,439
Washington Mutual Finance Corp.	6.25%	5/15/2006		24,400	25,261
Washington Mutual, Inc.	2.40%	11/3/2005		6,850	6,814
Washington Mutual, Inc.	5.625%	1/15/2007		11,000	11,386
Washington Mutual, Inc.	4.375%	1/15/2008		46,194	46,668
Wells Fargo Co.	7.25%	8/24/2005		10,250	10,496
Wells Fargo & Co.	2.58%	9/15/2006		29,325	29,358
Wells Fargo & Co.	2.609%	9/28/2007		86,800	86,729
Wells Fargo & Co.	3.75%	10/15/2007		25,000	24,991
Wells Fargo & Co.	5.25%	12/1/2007		29,125	30,284
Wells Fargo & Co.	4.20%	1/15/2010		50,000	50,129
Western Financial Bank	9.625%	5/15/2012		5,610	6,339
Westpac Banking	2.44%	5/25/2007	(2)	52,300	52,288
World Savings Bank, FSB	2.46%	6/1/2007		57,050	57,061
Zions Bancorp	2.70%	5/1/2006		51,925	51,352
Brokerage (4.8%)
Bear Stearns Co., Inc.	3.00%	3/30/2006		24,888	24,769
Bear Stearns Co., Inc.	5.70%	1/15/2007		43,450	45,034
Bear Stearns Co., Inc.	7.80%	8/15/2007		17,790	19,451
Bear Stearns Co., Inc.	4.00%	1/31/2008		11,100	11,136
Bear Stearns Co., Inc.	3.25%	3/25/2009		24,887	24,022
Credit Suisse First Boston USA, Inc.	2.664%	4/5/2007		39,000	39,112
Credit Suisse First Boston USA, Inc.	4.625%	1/15/2008		44,850	45,720
Credit Suisse First Boston USA, Inc.	3.875%	1/15/2009		31,325	30,989

Short-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Credit Suisse First Boston USA, Inc.	4.125%	1/15/2010	$48,600	$48,068
E*Trade Financial Corp.	8.00%	6/15/2011(2)	7,950	8,526
Franklin Resources Inc.	3.70%	4/15/2008	14,100	13,994
Goldman Sachs Group, Inc.	6.34%	3/1/2006	16,903	17,429
Goldman Sachs Group, Inc.	2.85%	10/27/2006	29,300	28,908
Goldman Sachs Group, Inc.	2.685%	7/2/2007	24,650	24,674
Goldman Sachs Group, Inc.	2.689%	10/5/2007	59,750	59,770
Goldman Sachs Group, Inc.	3.022%	7/23/2009	21,965	22,036
LaBranche & Co.	9.50%	5/15/2009	5,625	5,752
LaBranche & Co.	11.00%	5/15/2012	1,625	1,743
Lehman Brothers Holdings, Inc.	4.00%	1/22/2008	80,800	81,111
Lehman Brothers Holdings, Inc.	4.25%	1/27/2010	31,050	30,895
Merrill Lynch Co., Inc.	2.601%	2/25/2005	35,000	34,995
Merrill Lynch Co., Inc.	2.94%	1/30/2006	23,650	23,553
Merrill Lynch & Co., Inc.	3.375%	9/14/2007	48,000	47,576
Morgan Stanley Dean Witter	2.76%	1/12/2007	25,000	24,994
Morgan Stanley Dean Witter	5.80%	4/1/2007	38,525	40,171
Morgan Stanley Dean Witter	3.875%	1/15/2009	9,425	9,338
Morgan Stanley Dean Witter	2.94%	1/15/2010	61,900	61,889
Morgan Stanley Dean Witter	6.75%	4/15/2011	17,500	19,537
Morgan Stanley Dean Witter	4.75%	4/1/2014	19,035	18,718
Topaz Ltd.	6.92%	3/10/2007(2)	8,239	8,335
Finance Companies (4.0%)
American Express Centurion Bank	2.59%	7/19/2007	23,750	23,766
American Express Co.	5.50%	9/12/2006	15,135	15,610
American Express Co.	4.75%	6/17/2009	9,500	9,771
American Express Credit Corp.	2.64%	9/19/2006(3)	45,000	45,077
American Express Credit Corp.	3.00%	5/16/2008	36,920	36,030
American General Finance Corp.	2.40%	8/16/2007	25,000	25,002
American General Finance Corp.	4.50%	11/15/2007	30,000	30,483
American General Finance Corp.	2.79%	1/18/2008	24,200	24,196
American General Finance Corp.	3.875%	10/1/2009	39,000	38,384
Capital One Bank	6.875%	2/1/2006	9,775	10,092
Capital One Bank	5.00%	6/15/2009	14,650	15,019
CIT Group, Inc.	3.65%	11/23/2007	39,100	38,716
Countrywide Home Loan	5.50%	8/1/2006	66,975	68,817
General Electric Capital Corp.	2.80%	1/15/2007	39,600	38,984
General Electric Capital Corp.	5.375%	3/15/2007	72,330	74,843
General Electric Capital Corp.	3.50%	8/15/2007	8,200	8,147
General Electric Capital Corp.	2.81%	7/28/2008	39,150	39,199
HSBC Finance Corp.	4.125%	11/16/2009	17,500	17,382
SLM Corp.	2.67%	9/15/2005	17,000	16,999
SLM Corp.	2.69%	3/15/2006	25,000	25,001
SLM Corp.	2.82%	1/25/2007	35,000	35,027
SLM Corp.	5.625%	4/10/2007	12,620	13,088
USAA Capital Corp.	7.54%	3/30/2005(2)	25,000	25,187
USAA Capital Corp.	3.13%	12/15/2005	43,000	42,983
USAA Capital Corp.	7.05%	11/8/2006	12,240	12,996

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Insurance (5.2%)
AIG SunAmerica Global Financing IV	5.85%	2/1/2006(2)	$27,900	$28,601
AIG SunAmerica Global Financing IX	5.10%	1/17/2007(2)	44,000	45,140
ASIF Global Finance XXVI	2.50%	1/30/2007(2)	24,425	23,884
Aspen Insurance Holdings Ltd.	6.00%	8/15/2014(2)	10,600	10,841
Hartford Financial Services Group, Inc.	2.375%	6/1/2006	19,020	18,715
Hartford Financial Services Group, Inc.	4.70%	9/1/2007	4,850	4,944
ING Security Life Institutional Funding	2.98%	1/27/2006(2)	50,000	50,082
ING Security Life Institutional Funding	4.25%	1/15/2010(2)	29,500	29,498
Jackson National Life Insurance Co.	5.25%	3/15/2007(2)	14,800	15,237
John Hancock Global Funding II	5.625%	6/27/2006(2)	16,840	17,333
Lincoln National Corp.	5.25%	6/15/2007	12,000	12,378
Marsh & McLennan Cos., Inc.	5.375%	7/15/2014	4,100	4,051
MassMutual Global Funding II	2.659%	6/28/2005	87,000	87,015
MassMutual Global Funding II	2.66%	12/13/2005(2)	25,000	25,037
MassMutual Global Funding II	3.25%	6/15/2007(2)	33,300	32,879
MBIA Global Funding LLC	2.644%	1/26/2007(2)(3)	20,000	19,999
MetLife Global Funding I	4.75%	6/20/2007(2)	18,700	19,048
MetLife, Inc.	3.911%	5/15/2005	37,400	37,510
MetLife, Inc.	5.25%	12/1/2006	13,775	14,170
Monumental Global Funding	5.20%	1/30/2007(2)	17,755	18,257
Monumental Global Funding II	2.83%	4/10/2006(2)	75,000	75,156
Nationwide Life Global Funding	5.35%	2/15/2007(2)	47,250	48,509
New York Life Global Funding	3.875%	1/15/2009(2)	23,700	23,531
PRICOA Global Funding I	3.90%	12/15/2008(2)	33,160	32,922
Principal Life Global	6.125%	3/1/2006(2)	61,610	63,362
Principal Life Global	2.43%	11/13/2006(2)	24,360	24,386
Protective Life US Funding	5.875%	8/15/2006(2)	48,950	50,624
TIAA Global Markets	2.75%	1/13/2006(2)	50,000	49,736
TIAA Global Markets	5.00%	3/1/2007(2)	37,990	39,035
TIAA Global Markets	4.125%	11/15/2007(2)	15,000	15,106
Travelers Property Casualty Corp.	3.75%	3/15/2008	14,160	13,974
Real Estate Investment Trusts (1.1%)
American Health Properties	7.50%	1/15/2007	11,700	12,478
Arden Realty LP	5.20%	9/1/2011	7,700	7,806
Brandywine Realty Trust	4.50%	11/1/2009	19,850	19,639
Developers Diversified Realty	5.25%	4/15/2011	7,330	7,449
EOP Operating LP	6.625%	2/15/2005	5,705	5,712
EOP Operating LP	8.375%	3/15/2006	28,650	30,128
Health Care REIT, Inc.	7.50%	8/15/2007	3,435	3,702
Health Care REIT, Inc.	8.00%	9/12/2012	9,750	11,342
HRPT Properties Trust	6.95%	4/1/2012	10,000	11,055
iStar Financial Inc.	7.00%	3/15/2008	2,320	2,488
New Plan Excel Realty Trust	5.875%	6/15/2007	7,500	7,812
Rouse Co.	3.625%	3/15/2009	7,595	7,127
Simon Property Group Inc.	7.375%	1/20/2006	15,000	15,547
Simon Property Group Inc.	4.875%	3/18/2010	27,900	28,371
Simon Property Group Inc.	4.875%	8/15/2010	15,450	15,685
Thornburg Mortgage	8.00%	5/15/2013	3,900	4,134

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Other (0.2%)
Berkshire Hathaway Finance Corp.	2.66%	1/11/2008(2)	$19,000	$18,995
Berkshire Hathaway Finance Corp.	3.375%	10/15/2008	22,600	22,223

				5,422,748

Industrial (29.6%)
Basic Industry (1.2%)
Airgas, Inc.	6.25%	7/15/2014	4,050	4,111
BHP Finance USA Ltd.	6.69%	3/1/2006	22,625	23,481
Boise Cascade LLC	7.125%	10/15/2014(2)	1,600	1,672
E.I. du Pont de Nemours & Co.	4.125%	4/30/2010	12,200	12,243
Equistar Chemicals LP	10.125%	9/1/2008	2,080	2,371
Equistar Chemicals LP	8.75%	2/15/2009	2,400	2,640
Falconbridge Ltd.	7.35%	11/1/2006	3,775	3,939
Georgia-Pacific Corp.	8.125%	5/15/2011	1,600	1,842
Georgia-Pacific Corp.	8.00%	1/15/2014	3,200	3,616
International Paper Co.	7.00%	8/15/2006	6,000	6,310
International Paper Co.	7.625%	1/15/2007	10,700	11,482
International Paper Co.	4.25%	1/15/2009	11,400	11,441
International Paper Co.	6.75%	9/1/2011	19,000	21,424
International Steel Group, Inc.	6.50%	4/15/2014	8,800	9,460
Jefferson Smurfit Corp.	7.50%	6/1/2013	5,420	5,610
Lubrizol Corp.	5.875%	12/1/2008	10,920	11,441
Lubrizol Corp.	4.625%	10/1/2009	27,150	27,209
Monsanto Co.	4.00%	5/15/2008	12,275	12,266
Nova Chemicals Corp.	6.50%	1/15/2012	4,775	4,984
Praxair, Inc.	4.75%	7/15/2007	4,950	5,059
Rio Tinto Finance USA Ltd.	5.75%	7/3/2006	24,050	24,787
Weyerhaeuser Co.	5.50%	3/15/2005	16,049	16,096
Capital Goods (3.7%)
Allied Waste North America Inc.	10.00%	8/1/2009	8,443	8,865
Avery Dennison Corp.	2.49%	8/10/2007(3)	23,800	23,798
Boeing Capital Corp.	5.65%	5/15/2006	3,345	3,438
Boeing Capital Corp.	5.75%	2/15/2007	12,890	13,407
Carlisle Cos., Inc.	7.25%	1/15/2007	15,600	16,538
Caterpillar Financial Services Corp.	2.625%	1/30/2007	46,785	45,843
Caterpillar Financial Services Corp.	3.00%	2/15/2007	48,000	47,345
Crown Euro Holdings SA	9.50%	3/1/2011	6,185	6,912
CSR America, Inc.	6.875%	7/21/2005	5,860	5,957
Emerson Electric Co.	7.875%	6/1/2005	24,305	24,694
General Dynamics Corp.	2.125%	5/15/2006	66,900	65,851
Harsco Corp.	5.125%	9/15/2013	8,000	8,132
John Deere Capital Corp.	2.639%	5/20/2005	17,000	17,009
John Deere Capital Corp.	2.57%	3/16/2006	10,000	10,001
John Deere Capital Corp.	2.629%	6/28/2006	17,500	17,507
John Deere Capital Corp.	5.125%	10/19/2006	4,620	4,739
John Deere Capital Corp.	3.90%	1/15/2008	42,675	42,707
L-Communications Corp.	7.625%	6/15/2012	2,325	2,534
L-Communications Corp.	6.125%	7/15/2013	1,550	1,585
L-Communications Corp.	5.875%	1/15/2015(2)	5,600	5,558
Masco Corp.	2.70%	3/9/2007(2)	34,200	34,253

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Masco Corp.	4.625%	8/15/2007	$10,900	$11,101
Minnesota Mining & Manufacturing ESOP Trust	5.62%	7/15/2009(2)	23,877	24,901
NMHG Holding Co.	10.00%	5/15/2009	3,835	4,238
Northrop Grumman Corp.	7.00%	3/1/2006	34,565	35,829
Oakmont Asset Trust	4.514%	12/22/2008(2)	16,110	16,094
Owens-Brockway Glass Container, Inc.	8.875%	2/15/2009	7,750	8,389
PACTIV Corp.	7.20%	12/15/2005	4,875	5,015
Raytheon Co.	6.50%	7/15/2005	15,273	15,494
Raytheon Co.	6.75%	8/15/2007	6,149	6,580
Texas Industries Inc.	10.25%	6/15/2011	4,700	5,452
Textron Financial Corp.	2.611%	8/28/2007(3)	14,250	14,262
Trinity Industries	6.50%	3/15/2014	4,800	4,776
TRW, Inc.	8.75%	5/15/2006	19,600	20,800
Tyco International Group SA	6.375%	2/15/2006	23,650	24,272
Tyco International Group SA	5.80%	8/1/2006	32,180	33,214
Tyco International Group SA	6.375%	10/15/2011	9,765	10,812
United Technologies Corp.	4.875%	11/1/2006	20,725	21,175
Communication (4.9%)
America Movil SA de C.V.	4.125%	3/1/2009	15,625	15,429
AT&T Wireless Services, Inc.	7.35%	3/1/2006	28,325	29,485
AT&T Wireless Services, Inc.	7.50%	5/1/2007	19,050	20,555
British Sky Broadcasting Corp.	6.875%	2/23/2009	4,750	5,191
British Telecommunications PLC	7.875%	12/15/2005(3)	60,050	62,326
Cenveo Corp.	7.875%	12/1/2013	4,400	3,850
Cingular Wireless	5.625%	12/15/2006	29,925	30,930
Citizens Communications	9.25%	5/15/2011	4,000	4,663
Citizens Communications	6.25%	1/15/2013	800	802
Clear Channel Communications, Inc.	3.125%	2/1/2007	25,500	25,004
Clear Channel Communications, Inc.	4.625%	1/15/2008	16,365	16,430
Clear Channel Communications, Inc.	4.25%	5/15/2009	15,970	15,706
Clear Channel Communications, Inc.	4.50%	1/15/2010	16,630	16,345
Comcast Cable Communications, Inc.	6.375%	1/30/2006	13,720	14,106
Comcast Cable Communications, Inc.	8.375%	5/1/2007	13,950	15,302
Comcast Corp.	5.85%	1/15/2010	11,700	12,479
Cox Communications, Inc.	3.875%	10/1/2008	4,725	4,648
Cox Communications, Inc.	4.625%	1/15/2010(2)	13,400	13,367
Cox Enterprises, Inc.	7.875%	9/15/2010(2)	12,000	13,489
Deutsche Telekom International Finance	8.25%	6/15/2005(3)	63,375	64,536
Dex Media West LLC	9.875%	8/15/2013	2,299	2,609
DirecTV Holdings	8.375%	3/15/2013	6,260	7,042
France Telecom	7.95%	3/1/2006(3)	27,665	28,906
GTE Corp.	6.36%	4/15/2006	7,950	8,208
Lenfest Communications, Inc.	8.375%	11/1/2005	18,615	19,293
New York Times Co.	7.625%	3/15/2005	20,200	20,311
News America, Inc.	6.625%	1/9/2008	24,370	26,187
NYNEX Corp.	9.55%	5/1/2010	12,779	14,466
Pacific Bell	6.875%	8/15/2006	10,525	11,033
R.R. Donnelley & Sons Co.	5.00%	11/15/2006	4,760	4,859
Rogers Cable Inc.	6.75%	3/15/2015(2)	400	408
SBC Communications, Inc.	4.125%	9/15/2009	23,650	23,448

Short-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Shaw Communications Inc.	8.25%	4/11/2010	$4,275	$4,836
Sprint Capital Corp.	6.00%	1/15/2007	14,780	15,320
Sprint Capital Corp.	6.125%	11/15/2008	22,180	23,633
Sprint Capital Corp.	6.375%	5/1/2009	17,860	19,246
TCI Communications, Inc.	8.00%	8/1/2005	11,367	11,630
Telecom Italia Capital	4.00%	11/15/2008	23,010	22,793
Tele-Communications, Inc.	7.25%	8/1/2005	25,153	25,642
Telecorp PCS Inc.	10.625%	7/15/2010	12,920	14,044
Telefonos de Mexico SA	8.25%	1/26/2006	42,120	44,088
Telefonos de Mexico SA	4.50%	11/19/2008	28,325	28,423
Telus Corp.	7.50%	6/1/2007	15,470	16,696
Univision Communications, Inc.	2.875%	10/15/2006	14,175	13,968
Univision Communications, Inc.	3.50%	10/15/2007	20,010	19,699
USA Interactive	7.00%	1/15/2013	18,500	20,408
USA Networks, Inc.	6.75%	11/15/2005	14,607	14,968
Verizon Wireless Capital	5.375%	12/15/2006	41,475	42,751
Consumer Cyclical (5.6%)
American Honda Finance	2.689%	6/3/2005(2)	50,000	50,014
American Honda Finance	2.83%	10/3/2005(2)	5,300	5,304
American Honda Finance	2.97%	1/27/2006(2)	26,900	26,941
Carnival Corp.	3.75%	11/15/2007	15,110	15,049
Cendant Corp.	6.25%	1/15/2008	18,500	19,637
Centex Corp.	4.55%	11/1/2010	5,570	5,547
Cooper-Standard Automotive Group	8.375%	12/15/2014(2)	400	380
CVS Corp.	5.625%	3/15/2006	30,000	30,720
CVS Corp.	4.00%	9/15/2009	9,500	9,448
DaimlerChrysler North America Holding Corp.	7.75%	6/15/2005	14,360	14,593
DaimlerChrysler North America Holding Corp.	2.94%	9/10/2007	18,300	18,364
DaimlerChrysler North America Holding Corp.	4.05%	6/4/2008	35,400	35,146
DaimlerChrysler North America Holding Corp.	7.20%	9/1/2009	9,150	10,117
Delphi Corp.	6.55%	6/15/2006	8,400	8,562
Delphi Corp.	6.50%	5/1/2009	7,591	7,694
Ford Motor Credit Co.	6.50%	1/25/2007	19,500	20,139
Ford Motor Credit Co.	4.95%	1/15/2008	18,950	18,810
Ford Motor Credit Co.	7.375%	10/28/2009	28,275	30,188
Ford Motor Credit Co.	5.70%	1/15/2010	10,000	9,964
General Motors Acceptance Corp.	6.125%	2/1/2007	32,635	33,248
General Motors Acceptance Corp.	4.375%	12/10/2007	18,850	18,272
General Motors Acceptance Corp.	4.56%	12/1/2014	12,300	11,734
Harley Davidson Inc.	3.625%	12/15/2008(2)	9,750	9,640
Home Depot Inc.	5.375%	4/1/2006	11,800	12,076
International Speedway Corp.	4.20%	4/15/2009	25,270	25,144
Isle of Capri Casinos	9.00%	3/15/2012	5,440	6,011
J.C. Penney Co., Inc.	8.00%	3/1/2010	3,875	4,393
Johnson Controls, Inc.	5.00%	11/15/2006	22,220	22,743
KB Home	6.375%	8/15/2011	8,750	9,253
Liberty Media Corp.	3.99%	9/17/2006	47,170	47,734
Lowe's Cos., Inc.	7.50%	12/15/2005	19,900	20,579
Mandalay Resorts Group	7.625%	7/15/2013	4,000	4,360
May Department Stores Co.	3.95%	7/15/2007	9,500	9,488

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

May Department Stores Co.	5.95%	11/1/2008	$17,020	$17,980
MDC Holdings Inc.	7.00%	12/1/2012	5,385	6,039
MGM Mirage, Inc.	8.50%	9/15/2010	5,600	6,356
Mohawk Industries Inc.	6.50%	4/15/2007	11,640	12,309
Park Place Entertainment Corp.	7.875%	3/15/2010	5,425	6,090
Pulte Homes, Inc.	7.30%	10/24/2005	6,900	7,075
Royal Caribbean Cruises	6.75%	3/15/2008	6,470	6,891
Royal Caribbean Cruises	8.75%	2/2/2011	2,320	2,720
Shaw Group Inc.	10.75%	3/15/2010	3,900	4,329
Speedway Motorsports Inc.	6.75%	6/1/2013	4,425	4,602
Sun Sage BV	8.25%	3/26/2009(2)	4,000	4,270
Target Corp.	5.95%	5/15/2006	9,830	10,138
Target Corp.	7.50%	7/15/2006	4,525	4,779
Target Corp.	5.40%	10/1/2008	27,295	28,686
Target Corp.	5.375%	6/15/2009	7,955	8,392
Tenneco Automotive Inc.	8.625%	11/15/2014(2)	4,400	4,587
Time Warner, Inc.	6.125%	4/15/2006	9,800	10,093
Time Warner, Inc.	8.11%	8/15/2006	27,067	28,835
Time Warner, Inc.	6.15%	5/1/2007	13,500	14,176
Toll Corp.	8.25%	2/1/2011	2,305	2,481
Toyota Motor Credit Corp.	2.48%	9/9/2005(3)	40,900	40,923
URS Corp.	12.25%	5/1/2009	68	72
URS Corp.	11.50%	9/15/2009	2,993	3,472
Viacom Inc.	7.15%	5/20/2005	10,100	10,222
Viacom International Inc.	7.75%	6/1/2005	29,750	30,199
Viacom International Inc.	6.40%	1/30/2006	23,850	24,542
Viacom International Inc.	5.625%	5/1/2007	14,650	15,229
Volkswagen Credit Inc.	2.72%	6/13/2005(2)	55,000	55,004
Wal-Mart Stores, Inc.	4.00%	1/15/2010	20,000	19,928
WCI Communities Inc.	9.125%	5/1/2012	9,300	10,369
Wynn Las Vegas LLC	6.625%	12/1/2014(2)	8,000	7,880
Yum! Brands, Inc.	8.50%	4/15/2006	15,568	16,459
Yum! Brands, Inc.	7.65%	5/15/2008	11,979	13,271
Yum! Brands, Inc.	8.875%	4/15/2011	6,800	8,342
Consumer Noncyclical (7.0%)
Abbott Laboratories	5.625%	7/1/2006(4)	48,790	50,283
Abbott Laboratories	6.40%	12/1/2006	16,600	17,470
Aetna, Inc.	7.375%	3/1/2006	13,915	14,457
Altria Group, Inc.	5.625%	11/4/2008	9,475	9,796
Amgen Inc.	4.00%	11/18/2009(2)	32,150	31,898
Anthem, Inc.	4.875%	8/1/2005	38,140	38,465
Bavaria SA	8.875%	11/1/2010(2)	3,960	4,346
Beckman Instruments, Inc.	7.45%	3/4/2008	13,355	14,627
Biovail Corp.	7.875%	4/1/2010	5,610	5,792
Brown-Forman Corp.	2.125%	3/15/2006	75,225	74,237
Cadbury Schweppes US Finance	3.875%	10/1/2008(2)	44,815	44,472
Campbell Soup Co.	5.50%	3/15/2007	25,570	26,497
Campbell Soup Co.	5.875%	10/1/2008	13,500	14,372
Cardinal Health, Inc.	4.45%	6/30/2005	16,030	16,093
Cargill Inc.	6.25%	5/1/2006(2)	47,580	49,191

Short-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Church & Dwight Co., Inc.	6.00%	12/15/2012(2)	$800	$812
Clorox Co.	2.544%	12/14/2007(2)	23,650	23,641
Conagra, Inc.	6.00%	9/15/2006	19,500	20,211
Corn Products International Inc.	8.25%	7/15/2007	9,100	10,010
Coventry Health Care Inc.	5.875%	1/15/2012(2)	2,375	2,405
Dean Foods Co.	6.75%	6/15/2005	10,000	10,075
Dean Foods Co.	6.625%	5/15/2009	1,600	1,672
Del Monte Corp.	6.75%	2/15/2015(2)	800	808
Diageo Capital PLC	6.125%	8/15/2005	12,125	12,311
Diageo Capital PLC	2.76%	4/20/2007	29,300	29,289
Diageo Capital PLC	3.375%	3/20/2008	25,000	24,636
Diageo Finance BV	3.00%	12/15/2006	42,600	42,125
Fisher Scientific International Inc.	8.125%	5/1/2012	3,690	4,077
Fisher Scientific International Inc.	6.75%	8/15/2014(2)	1,600	1,692
Fortune Brands Inc.	2.875%	12/1/2006	23,620	23,322
Fred Meyer, Inc.	7.45%	3/1/2008	10,880	11,947
General Mills, Inc.	5.125%	2/15/2007	66,900	68,681
Guidant Corp.	6.15%	2/15/2006	28,475	29,304
H.J. Heinz Co.	6.00%	3/15/2008	9,525	10,115
HCA Inc.	6.75%	7/15/2013	7,300	7,576
Hormel Foods Corp.	6.625%	6/1/2011	8,900	9,963
Hospira, Inc.	4.95%	6/15/2009	19,000	19,426
Humana Inc.	7.25%	8/1/2006	22,050	23,138
Kellogg Co.	4.875%	10/15/2005	8,290	8,384
Kellogg Co.	6.00%	4/1/2006	49,071	50,496
Kraft Foods, Inc.	4.625%	11/1/2006	23,125	23,516
Kraft Foods, Inc.	5.25%	6/1/2007	18,500	19,086
Kraft Foods, Inc.	4.125%	11/12/2009	16,150	16,035
Kroger Co.	7.625%	9/15/2006	6,765	7,178
Kroger Co.	7.65%	4/15/2007	8,810	9,499
Kroger Co.	6.375%	3/1/2008	9,170	9,786
Land O'Lakes Inc.	9.00%	12/15/2010	1,590	1,725
Land O'Lakes Inc.	8.75%	11/15/2011	2,505	2,474
Manor Care Inc.	8.00%	3/1/2008	1,920	2,118
MedPartners Inc.	7.375%	10/1/2006	39,935	42,023
Omnicare, Inc.	6.125%	6/1/2013	3,875	3,817
Pepsi Bottling Holdings Inc.	5.625%	2/17/2009(2)	9,700	10,286
PepsiAmericas Inc.	5.95%	2/15/2006	24,790	25,444
PepsiAmericas Inc.	3.875%	9/12/2007	16,400	16,409
Quest Diagnostic, Inc.	6.75%	7/12/2006	43,870	45,749
Safeway, Inc.	3.80%	8/15/2005	60,350	60,535
Sara Lee Corp.	1.95%	6/15/2006	23,550	23,064
Scotts Co.	6.625%	11/15/2013	3,950	4,157
Smithfield Foods, Inc.	7.00%	8/1/2011(2)	2,000	2,130
Swift & Co.	10.125%	10/1/2009	3,075	3,421
Unilever Capital Corp.	6.875%	11/1/2005	19,500	20,015
UnitedHealth Group, Inc.	3.375%	8/15/2007	9,500	9,392
UnitedHealth Group, Inc.	3.30%	1/30/2008	23,875	23,461
Wellpoint Health Networks Inc.	6.375%	6/15/2006	36,660	38,022

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Energy (1.7%)
Burlington Resources, Inc.	5.60%	12/1/2006	$41,650	$42,993
Chesapeake Energy Corp.	7.75%	1/15/2015	3,050	3,286
Chesapeake Energy Corp.	6.875%	1/15/2016	5,400	5,602
Devon Energy Corp.	2.75%	8/1/2006	47,370	46,815
Diamond Offshore Drilling	5.15%	9/1/2014(2)	10,700	10,896
Encana Corp.	4.60%	8/15/2009	7,750	7,883
Kerr-McGee Corp.	6.625%	10/15/2007	17,080	18,178
Occidental Petroleum	7.65%	2/15/2006	23,150	24,177
Occidental Petroleum	5.875%	1/15/2007	19,215	19,994
Occidental Petroleum	4.00%	11/30/2007	15,741	15,794
Oil Enterprises Ltd.	6.239%	6/30/2008(2)(6)	17,364	18,461
Petrobras International Finance	7.75%	9/15/2014	1,600	1,668
PF Export Receivables Master Trust	3.748%	6/1/2013(2)	10,592	10,182
PF Export Receivables Master Trust	3.25%	12/1/2013(2)(7)	24,140	24,140
PF Export Receivables Master Trust	6.436%	6/1/2015(2)	18,776	19,060
Pioneer Natural Resources Co.	6.50%	1/15/2008	1,750	1,865
Tosco Corp.	7.625%	5/15/2006	14,600	15,341
Tosco Corp.	7.25%	1/1/2007	14,265	15,161
Valero Energy Corp.	8.375%	6/15/2005	5,315	5,415
Technology (1.2%)
Computer Associates Inc.	4.75%	12/1/2009(2)	6,275	6,293
Computer Sciences Corp.	7.50%	8/8/2005	24,335	24,875
Dell Inc.	6.55%	4/15/2008	11,475	12,359
First Data Corp.	6.75%	7/15/2005	4,450	4,524
First Data Corp.	4.70%	11/1/2006	6,440	6,557
First Data Corp.	5.625%	11/1/2011	100	108
Harris Corp.	6.35%	2/1/2028	30,200	32,210
Hewlett-Packard Co.	3.625%	3/15/2008	9,437	9,380
International Business Machines Corp.	4.875%	10/1/2006	87,000	88,964
International Business Machines Corp.	3.80%	2/1/2008	29,800	29,807
SunGard Data Systems, Inc.	3.75%	1/15/2009	7,600	7,409
Transportation (2.2%)
American Airlines, Inc.	3.857%	7/9/2010	10,542	10,265
American Airlines, Inc. Pass-Through Certificates	3.15%	9/23/2007(6)	20,045	20,155
Burlington Northern Santa Fe Corp.	6.375%	12/15/2005	20,640	21,169
Burlington Northern Santa Fe Corp.	7.875%	4/15/2007	15,330	16,635
Canadian National Railway Co.	4.25%	8/1/2009	3,000	3,021
Continental Airlines Enhanced Equipment
Trust Certificates	6.648%	9/15/2017	4,443	4,265
CSX Corp.	2.75%	2/15/2006	33,420	33,166
CSX Corp.	7.45%	5/1/2007	6,420	6,890
ERAC USA Finance Co.	7.35%	6/15/2008(2)	6,280	6,905
FedEx Corp.	6.875%	2/15/2006	16,315	16,885
FedEx Corp.	2.65%	4/1/2007	19,500	19,057
Hertz Corp.	8.25%	6/1/2005	27,350	27,772
Hertz Corp.	6.625%	5/15/2008	5,000	5,186
JetBlue Airways Corp.	6.74%	3/15/2008	6,000	6,179
JetBlue Airways Corp.	5.39%	11/15/2008	5,600	5,615

Short-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

JetBlue Airways Corp.	2.865%	12/15/2013	$23,400	$23,445
JetBlue Airways Corp.	2.91%	3/15/2014	28,509	28,578
JetBlue Airways Corp.	2.74%	11/15/2016	19,135	19,217
Norfolk Southern Corp.	8.375%	5/15/2005	39,475	40,053
Norfolk Southern Corp.	7.35%	5/15/2007	2,060	2,217
Norfolk Southern Corp.	5.257%	9/17/2014	10,806	11,176
Northwest Airlines Enhanced Equipment
Trust Certificates	7.575%	3/1/2019	2,306	2,352
Quantas Airways	5.125%	6/20/2013(2)	23,000	23,181
Southwest Airlines Co.	5.25%	10/1/2014	14,600	14,689
TFM SA de CV	12.50%	6/15/2012	3,160	3,666
Union Pacific Corp.	6.70%	12/1/2006	8,000	8,413
Union Pacific Corp.	5.75%	10/15/2007	15,200	15,873
Union Pacific Corp.	3.875%	2/15/2009	9,500	9,396
Other (2.1%)
Black & Decker Corp.	7.00%	2/1/2006	23,425	24,214
Briggs & Stratton Corp.	8.875%	3/15/2011	17,570	21,084
Cintas Corp.	5.125%	6/1/2007	16,400	16,893
Parker Retirement Savings Plan Trust	6.34%	7/15/2008(2)	9,417	9,856
Stanley Works	3.50%	11/1/2007	6,880	6,819
Targeted Return Index Securities Trust 5-2002	5.94%	1/25/2007(2)	104,364	107,484
Traded Custody Receipt	5.878%	3/1/2007(2)	187,920	193,565

				5,392,338

Utilities (5.6%)
Electric (4.5%)
American Electric Power Co., Inc.	6.125%	5/15/2006	17,402	17,955
Appalachian Power Corp.	2.86%	6/29/2007	9,500	9,497
Carolina Power & Light Co.	7.50%	4/1/2005	32,775	33,024
CMS Energy Corp.	6.30%	2/1/2012	1,400	1,396
Conectiv Inc.	6.73%	6/1/2006	12,601	12,999
Constellation Energy Group, Inc.	7.875%	4/1/2005	9,176	9,247
Detroit Edison Co.	5.05%	10/1/2005	9,500	9,617
Dominion Resources, Inc.	7.625%	7/15/2005	20,800	21,228
DTE Energy Co.	6.45%	6/1/2006	19,575	20,285
Entergy Gulf States	3.60%	6/1/2008	32,800	32,342
FirstEnergy Corp.	5.50%	11/15/2006	17,852	18,350
FPL Group Capital, Inc.	2.85%	3/30/2005	20,000	19,994
FPL Group Capital, Inc.	3.25%	4/11/2006	46,575	46,507
Georgia Power Capital Trust	4.875%	11/1/2042	55,000	55,947
Georgia Power Co.	4.875%	7/15/2007	16,540	16,932
GWF Energy LLC	6.131%	12/30/2011(2)	14,888	15,091
HQI Transelec Chile SA	7.875%	4/15/2011	31,683	36,354
Indiana Michigan Power Co.	6.125%	12/15/2006	20,170	21,020
MidAmerican Energy Holdings Co.	7.23%	9/15/2005	21,600	22,076
National Rural Utilities Cooperative Finance Corp.	3.00%	2/15/2006	47,350	47,177
Nevada Power Co.	10.875%	10/15/2009	2,375	2,725
Nevada Power Co.	8.25%	6/1/2011	5,425	6,184
Niagara Mohawk Power Corp.	9.75%	11/1/2005	6,865	7,182
NiSource Finance Corp.	7.625%	11/15/2005	26,050	26,885
NiSource Finance Corp.	3.20%	11/1/2006	6,600	6,538
Northern States Power Co.	2.875%	8/1/2006	18,875	18,661

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Ohio Edison	4.00%	5/1/2008	$8,000	$7,999
Oncor Electric Delivery Co.	5.00%	9/1/2007	10,000	10,254
Pacific Gas & Electric Co.	3.60%	3/1/2009	12,320	12,085
PPL Capital Funding, Inc.	7.75%	4/15/2005	14,825	14,958
PPL Capital Funding, Inc.	8.375%	6/15/2007	28,775	31,471
PPL Capital Funding, Inc.	4.33%	3/1/2009	23,450	23,379
PSI Energy Inc.	6.65%	6/15/2006	19,110	19,876
Public Service Co. of Colorado	4.375%	10/1/2008	12,260	12,422
Public Service Co. of New Mexico	4.40%	9/15/2008	6,050	6,110
Public Service Electric & Gas	4.00%	11/1/2008	11,380	11,379
Puget Sound Energy Inc.	3.363%	6/1/2008	12,700	12,399
South Carolina Electric & Gas Co.	7.50%	6/15/2005	9,930	10,091
Southern California Edison Co.	2.93%	1/13/2006	6,645	6,662
Southern California Edison Co.	8.00%	2/15/2007	13,960	15,110
SP PowerAssets Ltd.	3.80%	10/22/2008(2)	18,875	18,686
Texas-New Mexico Power Co.	6.125%	6/1/2008	15,150	15,529
Virginia Electric & Power Co.	5.75%	3/31/2006	25,173	25,846
Western Resources, Inc.	9.75%	5/1/2007	20,000	22,350
Natural Gas (1.1%)
AGL Capital Corp.	7.125%	1/14/2011	9,900	11,191
CenterPoint Energy	8.90%	12/15/2006	25,365	27,605
CenterPoint Energy	6.50%	2/1/2008	18,360	19,536
Energen Corp.	2.68%	11/15/2007	33,100	33,095
Enterprise Products Operating LP	8.25%	3/15/2005	20,675	20,789
Enterprise Products Operating LP	4.00%	10/15/2007(2)	13,680	13,592
Pacific Energy Partners	7.125%	6/15/2014	2,850	3,007
Panhandle Eastern Pipeline	2.75%	3/15/2007	7,610	7,426
PG&E Gas Transmission NW	7.10%	6/1/2005	13,226	13,396
Plains All American Pipeline LP	4.75%	8/15/2009(2)	25,800	26,029
Ras Laffan Liquified Natural Gas Co.	3.437%	9/15/2009(2)	17,404	16,993
TGT Pipeline, LLC	5.50%	2/1/2017(2)	4,775	4,822
Yosemite Security Trust	8.25%	11/15/2004(2)**	11,820	4,728

				1,014,028

TOTAL CORPORATE BONDS
(Cost $15,587,770)				15,597,522

SOVEREIGN BONDS (U.S. Dollar-Denominated) (1.0%)

Corporacion Andina de Fomenta	3.05%	1/26/2007	44,700	44,695
Export Development Canada	4.55%	6/30/2005	5,500	5,538
Export-Import Bank of Korea	4.125%	2/10/2009(2)	19,200	19,055
Federal Republic of Brazil	8.875%	10/14/2019	5,575	5,756
Pemex Finance Ltd.	8.02%	5/15/2007	13,575	14,291
Pemex Finance Ltd.	6.55%	2/15/2008(7)	13,688	13,725
Pemex Finance Ltd.	9.69%	8/15/2009	38,950	44,208
Petrobras International Finance	9.125%	7/2/2013	3,950	4,419
Republic of Costa Rica	8.05%	1/31/2013(2)	2,310	2,402
Republic of Korea	4.875%	9/22/2014	14,750	14,757
United Mexican States	4.625%	10/8/2008	8,000	8,080

TOTAL SOVEREIGN BONDS
(Cost $171,558)				176,926

Short-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

TAXABLE MUNICIPAL BONDS (0.5%)
California State Dept. of Water Resources
Power Supply Rev.	3.975%	5/1/2005	$62,725	$62,880
Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
(Reliant Energy Seward Project) GO	6.75%	12/1/2036	4,000	4,212
Texas Municipal Gas Corp.	2.60%	7/1/2007(2)	27,210	27,134

TOTAL TAXABLE MUNICIPAL BONDS
(Cost $93,961)				94,226

			Shares

CONVERTIBLE PREFERRED STOCK (0.1%)

Public Storage, 6.60% Cvt. Pfd.
(Cost $7,708)			308,325	8,265

TEMPORARY CASH INVESTMENTS (2.4%)

Vanguard Market Liquidity Fund, 2.36%†			402,936,248	402,936
Vanguard Market Liquidity Fund, 2.36%†—Note F			30,858,920	30,859

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $433,795)				433,795

TOTAL INVESTMENTS (100.2%)
(Cost $18,230,940)				18,228,818

OTHER ASSETS AND LIABILITIES (-0.2%)

Other Assets—Note C				251,537
Liabilities—Note F				(286,448)

				(34,911)

NET ASSETS (100%)				$18,193,907

^	See Note A in Notes to Financial Statements.
*	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line of credit) would require congressional action.
**	Non-income-producing security—security in default.
†	Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1)	The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2005, the aggregate value of these securities was $2,388,190,000, representing 13.1% of net assets.
(3)	Adjustable-rate note.
(4)	Securities with a value of $18,036,000 have been segregated as initial margin for open futures contracts. (5) Scheduled principal and interest payments are guaranteed by Financial Security Assurance.
(6)	Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
(7)	Scheduled principal and interest payments are guaranteed by American Municipal Bond Assurance Corporation.
GO—General Obligation Bond.

Amount (000)

AT JANUARY 31, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$18,463,040
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(254,729)
Unrealized Appreciation (Depreciation)
Investment Securities	(2,122)
Futures Contracts	(793)
Swap Contracts	(11,489)

NET ASSETS	$18,193,907

Investor Shares—Net Assets
Applicable to 1,227,416,910 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$13,048,590

NET ASSET VALUE PER SHARE—INVESTOR SHARES	$10.63

Admiral Shares—Net Assets
Applicable to 400,160,912 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$4,254,086

NET ASSET VALUE PER SHARE—ADMIRAL SHARES	$10.63

Institutional Shares—-Net Assets
Applicable to 83,833,395 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$891,231

NET ASSET VALUE PER SHARE—INSTITUTIONAL SHARES	$10.63

See Note D in Notes to Financial Statements for the tax-basis components of net assets

Intermediate-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (13.6%)

U.S. Government Securities (8.1%)
U.S. Treasury Inflation-Indexed Note	2.375%	1/15/2025	$15,000	$16,358
U.S. Treasury Note	3.125%	4/15/2009	8,000	7,856
U.S. Treasury Note	3.375%	10/15/2009	11,100	10,956
U.S. Treasury Note	3.50%	11/15/2009	20,000	19,850
U.S. Treasury Note	3.50%	12/15/2009	22,150	21,973
U.S. Treasury Note	6.50%	2/15/2010	22,600	25,496
U.S. Treasury Note	5.75%	8/15/2010	10,930	12,020
U.S. Treasury Note	5.00%	2/15/2011	50,600	53,810
U.S. Treasury Note	4.875%	2/15/2012	21,800	23,064
U.S. Treasury Note	4.375%	8/15/2012	20,251	20,789
U.S. Treasury Note	4.25%	8/15/2013	35,000	35,443
U.S. Treasury Note	4.25%	11/15/2013	87,430	88,414
U.S. Treasury Note	4.75%	5/15/2014	12,795	13,409
U.S. Treasury Note	4.25%	11/15/2014	32,725	33,017

				382,455

Agency Bonds and Notes (1.1%)
Federal National Mortgage Assn.*	5.375%	11/15/2011	50,000	53,249

Mortgage-Backed Securities (4.4%)
Federal Home Loan Mortgage Corp.*	4.00%	6/15/2022(1)	7,233	7,220
Federal Home Loan Mortgage Corp.*	4.00%	8/15/2026(1)	13,937	13,684
Federal Home Loan Mortgage Corp.*	4.50%	5/15/2026(1)	88,658	88,971
Federal Home Loan Mortgage Corp.*	4.50%	6/15/2028(1)	31,487	31,262
Federal Home Loan Mortgage Corp.*	4.883%	9/1/2032(1)	4,671	4,753
Federal Home Loan Mortgage Corp.*	5.00%	4/15/2016(1)	27,808	28,385
Federal Home Loan Mortgage Corp.*	5.00%	11/15/2026(1)	15,000	15,342
Federal Home Loan Mortgage Corp.*	5.032%	8/1/2032(1)	10,945	11,161
Federal Home Loan Mortgage Corp.*	6.00%	4/1/2017(1)	8,233	8,631

				209,409

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $637,390)				645,113

CORPORATE BONDS (80.8%)

Asset-Backed/Commercial Mortgage-Backed Securities (7.4%)
American Express Credit Account Master Trust	2.60%	12/15/2008(1)(3)	4,180	4,187
American Express Credit Account Master Trust	2.60%	2/16/2009(1)(3)	4,025	4,034
American Express Credit Account Master Trust	2.59%	11/16/2009(1)(3)	3,625	3,627
American Express Credit Account Master Trust	2.59%	9/15/2010(1)(3)	6,800	6,820
American Express Credit Account Master Trust	2.59%	10/15/2010(1)(3)	10,000	10,029
Bank One Issuance Trust	2.59%	12/15/2010(1)(3)	25,000	25,075
Bank One Issuance Trust	4.37%	4/15/2012(1)	10,000	10,068
Bear Stearns Commercial Mortgage Securities, Inc.	4.254%	7/11/2042(1)	7,360	7,355
California Infrastructure & Economic Development
Bank Special Purpose Trust PG&E-1	6.42%	9/25/2008(1)	978	1,003
California Infrastructure & Economic Development
Bank Special Purpose Trust SCE-1	6.31%	9/25/2008(1)	2,541	2,609
California Infrastructure & Economic Development
Bank Special Purpose Trust SCE-1	6.38%	9/25/2008(1)	8,594	8,829
Capital One Multi-Asset Execution Trust	4.15%	7/16/2012(1)	7,000	6,990

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Chase Credit Card Master Trust	2.51%	5/15/2009(1)	$15,000	$15,011
Chase Credit Card Master Trust	2.59%	7/15/2010(1)(3)	11,000	11,045
Citibank Credit Card Issuance Trust	2.76%	1/15/2010(1)(3)	20,000	20,042
Citibank Credit Card Master Trust	6.30%	5/15/2008(1)	10,000	10,346
COMED Transitional Funding Trust	5.63%	6/25/2009(1)	15,000	15,424
Detroit Edison Securitization Funding LLC	6.19%	3/1/2013(1)	15,000	16,339
Discover Card Master Trust I	2.49%	9/16/2010(1)	25,000	25,027
Fleet Home Equity Loan Trust	2.75%	1/20/2033(1)(3)	6,178	6,184
Ford Credit Floor Plan Master Owner Trust	2.52%	7/15/2009(1)(3)	10,000	10,008
GE Capital Credit Card Master Note Trust	2.53%	6/15/2010(1)	4,480	4,487
GE Capital Credit Card Master Note Trust	2.52%	9/15/2010(1)	11,000	11,010
Illinois Power Special Purpose Trust	5.54%	6/25/2009(1)	7,000	7,203
MBNA Master Credit Card Trust	7.15%	1/15/2008(1)	15,000	15,318
Mellon Bank Premium Finance Loan Master Trust	2.79%	12/17/2007(1)	7,825	7,829
Mellon Bank Premium Finance Loan Master Trust	2.65%	6/15/2009(1)(3)	6,720	6,723
Morgan Stanley Dean Witter Credit Card
Home Equity Line of Credit Trust	2.80%	11/25/2015(1)(3)	4,054	4,054
PECO Energy Transition Trust	6.05%	3/1/2009(1)	10,675	11,053
PECO Energy Transition Trust	6.52%	12/31/2010(1)	10,000	11,123
PP&L Transition Bond Co. LLC	7.05%	6/25/2009(1)	4,325	4,576
PSEG Transition Funding LLC	6.61%	6/15/2015(1)	15,000	17,099
Superior Wholesale Inventory Financing Trust	2.56%	3/15/2011(1)	20,000	20,022
Target Credit Card Master Trust	2.674%	6/27/2011(1)(3)	10,000	10,017

				350,566

Finance (26.4%)
Banking (11.6%)
Astoria Financial Corp.	5.75%	10/15/2012	5,000	5,257
Banco Merchantile del Norte Cayman	5.875%	2/17/2014(2)	8,550	8,602
Banco Santander Peru	5.375%	12/9/2014(2)	4,000	4,072
Bank of America Corp.	7.40%	1/15/2011	10,000	11,585
Bank of America Corp.	4.875%	9/15/2012	12,000	12,351
Bank One Corp.	7.875%	8/1/2010	10,262	11,980
BB&T Corp.	6.50%	8/1/2011	12,500	13,978
BB&T Corp.	4.75%	10/1/2012	5,000	5,055
Citicorp Lease Pass-Through Trust	7.22%	6/15/2005(2)	1,069	1,084
Citigroup, Inc.	2.59%	6/9/2009	25,700	25,735
Citigroup, Inc.	7.25%	10/1/2010	900	1,028
Citigroup, Inc.	5.625%	8/27/2012	20,000	21,352
Deutsche Bank Financial LLC	5.375%	3/2/2015	10,000	10,384
Firstar Bank Milwaukee NA	7.80%	7/25/2010	10,000	10,194
Golden West Financial Corp.	4.75%	10/1/2012	17,000	17,285
GreenPoint Financial Corp.	3.20%	6/6/2008	6,500	6,335
HSBC Bank USA	3.875%	9/15/2009	1,500	1,482
HSBC Bank USA	4.625%	4/1/2014	22,000	21,736
Hudson United Bank	7.00%	5/15/2012	9,200	10,200
J.P. Morgan Chase & Co.	4.50%	11/15/2010	5,000	5,037
J.P. Morgan Chase & Co.	5.75%	1/2/2013	10,000	10,661
J.P. Morgan Chase & Co.	4.875%	3/15/2014	5,000	5,013
J.P. Morgan Chase & Co.	5.125%	9/15/2014	15,000	15,270
M & T Bank Corp.	3.85%	4/1/2013(2)	2,750	2,716
Marshall & Ilsley Bank	5.25%	9/4/2012	4,000	4,186
Mellon Bank NA	4.75%	12/15/2014	5,000	5,024

Intermediate-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Mellon Funding Corp.	3.25%	4/1/2009	$10,000	$9,681
Merchantile Bancshares	4.625%	4/15/2013	10,000	9,957
National Australia Bank	8.60%	5/19/2010	5,000	5,989
National Westminster Bank PLC	7.75%	4/29/2049(1)(3)	7,300	7,984
North Fork Bancorp	5.875%	8/15/2012	5,500	5,936
Regions Financial Corp.	6.375%	5/15/2012	8,975	9,958
Royal Bank of Scotland Group PLC	5.00%	11/12/2013	6,000	6,142
Scotland International Finance	7.70%	8/15/2010(2)	10,000	11,631
SE Banken	6.875%	2/15/2009	5,000	5,503
Southtrust Corp.	5.80%	6/15/2014	5,000	5,362
Sovereign Bank	4.375%	8/1/2013	5,000	4,993
SunTrust Banks, Inc.	2.53%	6/2/2009	12,175	12,173
Union Planters Bank NA	5.125%	6/15/2007	10,000	10,315
Union Planters Corp.	7.75%	3/1/2011	10,000	11,747
UnionBanCal Corp.	5.25%	12/16/2013	3,000	3,088
United Overseas Bank Ltd.	4.50%	7/2/2013(2)	7,000	6,814
US Bank NA	4.95%	10/30/2014	10,000	10,179
Wachovia Corp.	4.875%	2/15/2014	26,315	26,481
Wachovia Corp.	5.25%	8/1/2014	15,000	15,559
Washington Mutual Bank	5.65%	8/15/2014	19,500	20,455
Washington Mutual Bank	5.125%	1/15/2015	9,000	9,024
Washington Mutual Finance Corp.	6.875%	5/15/2011	10,000	11,315
Wells Fargo & Co.	4.20%	1/15/2010	20,000	20,052
Wells Fargo & Co.	5.125%	9/1/2012	10,000	10,471
Wells Fargo & Co.	4.625%	4/15/2014	10,000	9,953
Western Financial Bank	9.625%	5/15/2012	1,640	1,853
Westpac Capital Trust III	5.819%	12/29/2049(1)(2)	14,300	15,197
Wilmington Trust Corp.	4.875%	4/15/2013	15,805	15,769
Zions Bancorp.	6.00%	9/15/2015	11,000	11,815
Brokerage (4.3%)
Bear Stearns Co., Inc.	7.625%	12/7/2009	14,350	16,394
Bear Stearns Co., Inc.	4.50%	10/28/2010	13,350	13,430
Credit Suisse First Boston USA, Inc.	4.875%	1/15/2015	25,000	24,759
E*Trade Financial Corp.	8.00%	6/15/2011(2)	2,050	2,199
Goldman Sachs Group, Inc.	3.022%	7/23/2009	12,500	12,540
Goldman Sachs Group, Inc.	5.125%	1/15/2015	25,000	25,266
LaBranche & Co.	9.50%	5/15/2009	1,375	1,406
LaBranche & Co.	11.00%	5/15/2012	375	402
Lehman Brothers Holdings, Inc.	6.625%	2/15/2008	5,500	5,944
Lehman Brothers Holdings, Inc.	4.375%	11/30/2010	10,000	9,956
Lehman Brothers Holdings, Inc.	4.80%	3/13/2014	14,500	14,407
Merrill Lynch & Co., Inc.	4.50%	11/4/2010	25,000	25,162
Merrill Lynch & Co., Inc.	5.00%	1/15/2015	10,000	10,040
Morgan Stanley Dean Witter	5.30%	3/1/2013	18,000	18,623
Morgan Stanley Dean Witter	4.75%	4/1/2014	20,000	19,667
Topaz Ltd.	6.92%	3/10/2007(2)	3,707	3,751
Finance Companies (4.4%)
American Express Co.	4.75%	6/17/2009	5,000	5,142
American Express Co.	4.875%	7/15/2013	16,417	16,744
American Express Credit Corp.	3.00%	5/16/2008	6,500	6,343

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

American General Finance Corp.	5.375%	10/1/2012	$20,000	$20,810
Block Financial Corp.	5.125%	10/30/2014	12,000	11,987
Capital One Bank	5.125%	2/15/2014	10,000	10,077
Capital One Financial	6.25%	11/15/2013	8,000	8,634
CIT Group, Inc.	5.00%	2/1/2015	12,000	11,983
Countrywide Home Loan	5.50%	8/1/2006	5,000	5,138
Countrywide Home Loan	4.00%	3/22/2011	10,000	9,701
General Electric Capital Corp.	3.25%	6/15/2009	10,000	9,662
General Electric Capital Corp.	5.875%	2/15/2012	25,000	27,134
General Electric Capital Corp.	6.00%	6/15/2012	15,000	16,389
Household Finance Corp.	4.125%	11/16/2009	5,000	4,966
Security Capital Group	7.15%	6/15/2007	2,000	2,150
SLM Corp.	5.05%	11/14/2014	15,000	15,221
USAA Capital Corp.	4.64%	12/15/2009	26,000	26,394
Insurance (3.5%)
Aspen Insurance Holdings Ltd.	6.00%	8/15/2014(2)	6,700	6,852
Hartford Financial Services Group, Inc.	4.625%	7/15/2013	10,000	9,820
Jackson National Life Insurance Co.	5.25%	3/15/2007(2)	9,500	9,781
Lincoln National Corp.	6.20%	12/15/2011	7,000	7,615
Marsh & McLennan Cos., Inc.	5.375%	7/15/2014	5,325	5,262
MetLife, Inc.	6.125%	12/1/2011	25,000	27,352
NAC Re Corp.	7.15%	11/15/2005(4)	6,500	6,683
Nationwide Financial Services	5.90%	7/1/2012	5,000	5,311
Nationwide Life Global Funding	5.35%	2/15/2007(2)	10,820	11,108
New York Life Global Funding	5.375%	9/15/2013(2)	12,000	12,622
Principal Life Global	4.40%	10/1/2010(2)	10,000	10,049
Progressive Corp.	6.375%	1/15/2012	5,800	6,447
Protective Life Secured Trust	4.00%	4/1/2011	5,000	4,881
Prudential Financial, Inc.	5.10%	9/20/2014	15,000	15,184
TIAA Global Markets	5.00%	3/1/2007(2)	16,850	17,314
TIAA Global Markets	4.125%	11/15/2007(2)	8,000	8,057
Real Estate Investment Trusts (2.0%)
Arden Realty LP	5.20%	9/1/2011	1,900	1,926
Brandywine Realty Trust	5.40%	11/1/2014	3,250	3,270
CPG Partners LP	8.25%	2/1/2011	5,000	5,875
Developers Diversified Realty	5.25%	4/15/2011	7,500	7,622
EOP Operating LP	8.10%	8/1/2010	5,000	5,820
EOP Operating LP	7.00%	7/15/2011	10,000	11,244
ERP Operating LP	5.25%	9/15/2014	11,000	11,218
Health Care REIT, Inc.	8.00%	9/12/2012	5,000	5,816
HRPT Properties Trust	6.40%	2/15/2015	9,500	10,268
Irvine Apartment Communities Inc.	7.00%	10/1/2007	5,000	5,303
iStar Financial Inc.	7.00%	3/15/2008	680	729
New Plan Excel Realty Trust	5.875%	6/15/2007	2,205	2,297
Simon Property Group Inc.	4.875%	3/18/2010	10,000	10,169
Simon Property Group Inc.	4.875%	8/15/2010	3,750	3,807
Thornburg Mortgage	8.00%	5/15/2013	1,100	1,166
Weingarten Realty Investors	4.857%	1/15/2014	10,000	9,956

Intermediate-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Other (0.6%)
Berkshire Hathaway Finance Corp.	4.20%	12/15/2010	$5,000	$5,002
Berkshire Hathaway Finance Corp.	4.85%	1/15/2015(2)	22,100	22,277

				1,253,522

Industrial (38.9%)
Basic Industry (1.9%)
Airgas, Inc.	6.25%	7/15/2014	950	964
Boise Cascade LLC	7.125%	10/15/2014(2)	400	418
Celulosa Arauco Constitution SA	5.125%	7/9/2013	9,000	8,931
E.I. du Pont de Nemours & Co.	4.125%	4/30/2010	7,000	7,024
Equistar Chemicals LP	10.125%	9/1/2008	547	624
Equistar Chemicals LP	8.75%	2/15/2009	600	660
Georgia-Pacific Corp.	8.125%	5/15/2011	400	460
Georgia-Pacific Corp.	8.00%	1/15/2014	800	904
International Paper Co.	4.25%	1/15/2009	2,950	2,961
International Paper Co.	6.75%	9/1/2011	10,000	11,276
International Steel Group, Inc.	6.50%	4/15/2014	2,200	2,365
Jefferson Smurfit Corp.	7.50%	6/1/2013	1,580	1,635
Lubrizol Corp.	5.50%	10/1/2014	14,000	14,349
Monsanto Co.	7.375%	8/15/2012	5,000	5,883
Nova Chemicals Corp.	6.50%	1/15/2012	1,225	1,279
Rio Tinto Finance USA Ltd.	2.625%	9/30/2008	7,000	6,691
Rohm & Haas Co.	7.40%	7/15/2009	7,000	7,918
UPM-Kymenne Corp.	5.625%	12/1/2014(2)	10,000	10,450
Yara International ASA	5.25%	12/15/2014(2)	7,000	7,087
Capital Goods (5.2%)
Allied Waste North America Inc.	10.00%	8/1/2009	2,196	2,306
Avery Dennison Corp.	4.875%	1/15/2013	6,800	6,915
BAE Systems	7.156%	12/15/2011(2)	8,843	9,600
Bemis Co. Inc.	6.50%	8/15/2008	5,000	5,415
Boeing Capital Corp.	6.10%	3/1/2011	5,000	5,451
Caterpillar Financial Services Corp.	4.60%	1/15/2014	3,000	2,996
Crane Co.	5.50%	9/15/2013	5,000	5,079
CRH America Inc.	6.95%	3/15/2012	8,555	9,709
Crown Euro Holdings SA	9.50%	3/1/2011	1,815	2,028
Emerson Electric Co.	7.125%	8/15/2010	12,500	14,308
General Dynamics Corp.	4.25%	5/15/2013	16,350	16,127
Hutchison Whampoa International Ltd.	5.45%	11/24/2010(2)	5,000	5,188
John Deere Capital Corp.	7.00%	3/15/2012	13,440	15,539
John Deere Capital Corp.	5.10%	1/15/2013	10,000	10,399
L-3 Communications Corp.	7.625%	6/15/2012	675	736
L-3 Communications Corp.	6.125%	7/15/2013	450	460
L-3 Communications Corp.	5.875%	1/15/2015(2)	1,400	1,389
Masco Corp.	4.625%	8/15/2007	7,000	7,129
Masco Corp.	5.875%	7/15/2012	10,560	11,430
Minnesota Mining & Manufacturing ESOP Trust	5.62%	7/15/2009(2)	4,775	4,980
NMHG Holding Co.	10.00%	5/15/2009	1,165	1,287
Northrop Grumman Corp.	7.125%	2/15/2011	8,500	9,720
Owens-Brockway Glass Container, Inc.	8.875%	2/15/2009	2,250	2,436
Raytheon Co.	4.85%	1/15/2011	13,850	14,127

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Texas Industries Inc.	10.25%	6/15/2011	$1,300	$1,508
Textron, Inc.	4.50%	8/1/2010	7,000	7,057
The Boeing Co.	5.125%	2/15/2013	8,000	8,297
Trinity Industries	6.50%	3/15/2014	1,200	1,194
Tyco International Group SA	6.00%	11/15/2013	11,000	12,004
United Technologies Corp.	6.35%	3/1/2011	30,600	33,986
Waste Management, Inc.	7.375%	8/1/2010	16,370	18,690
Communication (7.0%)
British Sky Broadcasting Corp.	6.875%	2/23/2009	10,000	10,929
British Telecommunications PLC	8.375%	12/15/2010(3)	15,000	17,906
Cenveo Corp.	7.875%	12/1/2013	1,100	962
Citizens Communications	9.25%	5/15/2011	1,000	1,166
Citizens Communications	6.25%	1/15/2013	200	200
Clear Channel Communications, Inc.	4.25%	5/15/2009	6,880	6,766
Clear Channel Communications, Inc.	4.50%	1/15/2010	7,000	6,880
Clear Channel Communications, Inc.	4.40%	5/15/2011	6,000	5,780
Comcast Corp.	5.85%	1/15/2010	18,000	19,199
Comcast Corp.	5.50%	3/15/2011	7,000	7,375
Cox Communications, Inc.	4.625%	6/1/2013	4,000	3,844
Cox Enterprises, Inc.	7.875%	9/15/2010(2)	5,000	5,621
Deutsche Telekom International Finance	8.50%	6/15/2010(3)	10,000	11,871
Dex Media West LLC	9.875%	8/15/2013	579	657
DirecTV Holdings	8.375%	3/15/2013	1,740	1,957
France Telecom	8.50%	3/1/2011(3)	10,000	11,908
Knight Ridder, Inc.	4.625%	11/1/2014	12,000	11,867
News America, Inc.	4.75%	3/15/2010	9,800	9,892
R.R. Donnelley & Sons Co.	4.95%	4/1/2014	5,000	5,022
Rogers Cable Inc.	6.75%	3/15/2015(2)	100	102
SBC Communications, Inc.	6.25%	3/15/2011	5,000	5,458
SBC Communications, Inc.	5.875%	8/15/2012	35,000	37,497
SBC Communications, Inc.	5.10%	9/15/2014	10,000	10,054
Scholastic Corp.	5.00%	4/15/2013	4,425	4,384
Shaw Communications Inc.	8.25%	4/11/2010	1,075	1,216
Sprint Capital Corp.	6.375%	5/1/2009	7,270	7,834
Sprint Capital Corp.	7.625%	1/30/2011	10,000	11,530
Telecom Italia Capital	5.25%	11/15/2013	15,000	15,233
Telecom Italia Capital	4.95%	9/30/2014(2)	10,000	9,873
Telstra Corp. Ltd.	6.375%	4/1/2012	15,000	16,668
Univision Communications, Inc.	3.875%	10/15/2008	7,000	6,929
USA Interactive	7.00%	1/15/2013	9,900	10,921
Verizon Global Funding Corp.	6.875%	6/15/2012	16,000	18,211
Vodafone AirTouch PLC	7.75%	2/15/2010	10,000	11,556
Washington Post Co.	5.50%	2/15/2009	24,350	25,650
Consumer Cyclical (6.3%)
American Honda Finance	2.97%	1/27/2006(2)(3)	22,000	22,034
Centex Corp.	4.55%	11/1/2010	4,600	4,581
Cooper-Standard Automotive Group	8.375%	12/15/2014(2)	100	95
Costco Wholesale Corp.	5.50%	3/15/2007	4,425	4,593
CVS Corp.	6.117%	1/10/2013(2)	7,945	8,492

Intermediate-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

D.R. Horton, Inc.	5.625%	1/15/2016	$10,000	$10,000
DaimlerChrysler North America Holding Corp.	4.05%	6/4/2008	7,000	6,950
DaimlerChrysler North America Holding Corp.	7.20%	9/1/2009	600	663
Delphi Corp.	6.50%	5/1/2009	5,000	5,068
Ford Motor Credit Co.	7.375%	10/28/2009	6,475	6,913
Ford Motor Credit Co.	5.70%	1/15/2010	2,500	2,491
Ford Motor Credit Co.	7.25%	10/25/2011	4,200	4,473
General Motors Acceptance Corp.	6.875%	9/15/2011	5,000	5,015
General Motors Acceptance Corp.	7.00%	2/1/2012	5,000	5,039
General Motors Acceptance Corp.	4.56%	12/1/2014	6,400	6,106
Harrah's Operating Co., Inc.	8.00%	2/1/2011	8,125	9,391
International Speedway Corp.	4.20%	4/15/2009	3,815	3,796
International Speedway Corp.	5.40%	4/15/2014	7,000	7,221
Isle of Capri Casinos	9.00%	3/15/2012	1,560	1,724
J.C. Penney Co., Inc.	8.00%	3/1/2010	1,125	1,275
KB Home	6.375%	8/15/2011	2,250	2,379
Liberty Media Corp.	7.75%	7/15/2009	4,500	4,928
Mandalay Resorts Group	7.625%	7/15/2013	1,000	1,090
May Department Stores Co.	5.75%	7/15/2014	5,000	5,166
MDC Corp.	7.00%	12/1/2012	1,615	1,811
MGM Mirage, Inc.	8.50%	9/15/2010	1,400	1,589
Office Depot, Inc.	6.25%	8/15/2013	10,000	10,710
Park Place Entertainment Corp.	7.875%	3/15/2010	1,575	1,768
Royal Caribbean Cruises	6.75%	3/15/2008	1,530	1,629
Royal Caribbean Cruises	8.75%	2/2/2011	680	797
Ryland Group, Inc.	5.375%	1/15/2015	10,000	10,051
Shaw Group Inc.	10.75%	3/15/2010	1,100	1,221
Speedway Motorsports Inc.	6.75%	6/1/2013	1,075	1,118
Staples Inc.	7.375%	10/1/2012	13,360	15,498
Sun Sage BV	8.25%	3/26/2009(2)	1,000	1,068
Target Corp.	5.375%	6/15/2009	23,100	24,368
Tenneco Automotive Inc.	8.625%	11/15/2014(2)	1,100	1,147
Time Warner, Inc.	6.75%	4/15/2011	5,000	5,590
Time Warner, Inc.	6.875%	5/1/2012	9,500	10,788
Toll Corp.	8.25%	2/1/2011	695	748
Toyota Motor Credit Corp.	4.35%	12/15/2010	20,000	20,258
URS Corp.	12.25%	5/1/2009	25	27
URS Corp.	11.50%	9/15/2009	899	1,043
Viacom International Inc.	6.625%	5/15/2011	9,575	10,667
Wal-Mart Stores, Inc.	4.125%	2/15/2011	34,000	33,912
WCI Communities Inc.	9.125%	5/1/2012	2,700	3,011
Wynn Las Vegas LLC	6.625%	12/1/2014(2)	2,000	1,970
Yum! Brands, Inc.	8.875%	4/15/2011	2,000	2,454
Yum! Brands, Inc.	7.70%	7/1/2012	7,000	8,307
Consumer Noncyclical (9.7%)
Altria Group, Inc.	5.625%	11/4/2008	2,475	2,559
Amgen Inc.	4.85%	11/18/2014(2)	10,000	10,063
Anheuser Busch Cos., Inc.	4.70%	4/15/2012	10,000	10,211
Anheuser-Busch Cos., Inc.	7.50%	3/15/2012	5,000	5,959
Anthem, Inc.	6.80%	8/1/2012	10,000	11,356

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Archer-Daniels-Midland Co.	5.87%	11/15/2010	$10,000	$10,774
Bavaria SA	8.875%	11/1/2010(2)	1,040	1,141
Beckman Coulter Inc.	6.875%	11/15/2011	9,000	10,143
Becton, Dickinson & Co.	4.55%	4/15/2013	8,000	7,952
Biovail Corp.	7.875%	4/1/2010	1,390	1,435
Brown-Forman Corp.	3.00%	3/15/2008	15,000	14,616
Cadbury Schweppes US Finance	5.125%	10/1/2013(2)	4,000	4,086
Campbell Soup Co.	4.875%	10/1/2013	10,000	10,203
Cargill Inc.	6.30%	4/15/2009(2)	8,750	9,475
Cargill Inc.	4.375%	6/1/2013(2)	8,600	8,427
Church & Dwight Co., Inc.	6.00%	12/15/2012(2)	200	203
Clorox Co.	5.00%	1/15/2015(2)	8,000	8,157
Coca Cola Bottling Co.	5.00%	11/15/2012	7,000	7,027
Colgate-Palmolive Co.	5.98%	4/25/2012	14,300	15,799
Conagra, Inc.	6.75%	9/15/2011	16,837	18,996
Coventry Health Care Inc.	5.875%	1/15/2012(2)	625	633
Dean Foods Co.	8.15%	8/1/2007	2,000	2,170
Dean Foods Co.	6.625%	5/15/2009	400	418
Del Monte Corp.	6.75%	2/15/2015(2)	200	202
Diageo Capital PLC	3.375%	3/20/2008	18,000	17,738
Estee Lauder Cos. Inc.	6.00%	1/15/2012	6,800	7,438
Fisher Scientific International Inc.	8.125%	5/1/2012	1,120	1,238
Fisher Scientific International Inc.	6.75%	8/15/2014(2)	400	423
Fosters Finance Corp.	6.875%	6/15/2011(2)	8,650	9,731
Fosters Finance Corp.	4.875%	10/1/2014(2)	4,000	3,981
General Mills, Inc.	6.00%	2/15/2012	10,000	10,878
H.J. Heinz Co.	6.625%	7/15/2011(3)	10,500	11,833
HCA Inc.	6.95%	5/1/2012	3,500	3,689
Health Care Services Corp.	7.75%	6/15/2011(2)	20,000	22,863
Hormel Foods Corp.	6.625%	6/1/2011	16,085	18,006
Hospira, Inc.	5.90%	6/15/2014	8,000	8,448
Kellogg Co.	6.60%	4/1/2011	13,500	15,143
Kroger Co.	6.20%	6/15/2012	9,300	10,161
Land O'Lakes Inc.	9.00%	12/15/2010	410	445
Land O'Lakes Inc.	8.75%	11/15/2011	745	736
Manor Care Inc.	6.25%	5/1/2013	4,000	4,293
Omnicare, Inc.	6.125%	6/1/2013	1,125	1,108
PepsiAmericas Inc.	5.95%	2/15/2006	5,460	5,604
PepsiAmericas Inc.	4.50%	3/15/2013	6,000	5,944
Safeway, Inc.	7.50%	9/15/2009	5,495	6,199
Sara Lee Corp.	6.25%	9/15/2011	30,000	33,217
Schering-Plough Corp.	5.55%	12/1/2013	5,000	5,238
Scotts Co.	6.625%	11/15/2013	1,050	1,105
Smithfield Foods, Inc.	7.00%	8/1/2011(2)	500	532
Swift & Co.	10.125%	10/1/2009	925	1,029
Tate & Lyle International Finance PLC	5.00%	11/15/2014(2)	10,000	9,955
Unilever Capital Corp.	7.125%	11/1/2010	34,000	38,893
UnitedHealth Group, Inc.	5.00%	8/15/2014	12,000	12,175
Wellpoint Health Networks Inc.	6.375%	1/15/2012	7,500	8,299
Wyeth	6.95%	3/15/2011	10,000	11,227

Intermediate-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Energy (2.9%)
Chesapeake Energy Corp.	7.75%	1/15/2015	$950	$1,024
Chesapeake Energy Corp.	6.875%	1/15/2016	1,100	1,141
Conoco Funding Co.	6.35%	10/15/2011	12,000	13,397
Diamond Offshore Drilling	5.15%	9/1/2014(2)	6,680	6,802
Encana Corp.	4.60%	8/15/2009	1,825	1,856
Global Santa Fe	5.00%	2/15/2013	7,500	7,630
LG Caltex Oil Corp.	5.50%	8/25/2014(2)	4,000	4,114
Nexen, Inc.	5.05%	11/20/2013	5,000	4,969
Noble Energy Inc.	5.25%	4/15/2014	3,000	3,040
Oil Enterprises Ltd.	6.239%	6/30/2008(2)(5)	3,307	3,516
Petrobras International Finance	7.75%	9/15/2014	400	417
Petro-Canada	4.00%	7/15/2013	5,000	4,729
PF Export Receivables Master Trust	6.60%	12/1/2011(2)(5)	25,000	26,580
PF Export Receivables Master Trust	3.748%	6/1/2013(2)	3,054	2,935
PF Export Receivables Master Trust	6.436%	6/1/2015(2)	5,473	5,556
Pioneer Natural Resources Co.	6.50%	1/15/2008	500	533
Statoil	5.125%	4/30/2014(2)	10,000	10,286
Sunoco, Inc.	4.875%	10/15/2014	5,000	4,972
Transocean Sedco Forex, Inc.	6.95%	4/15/2008	11,300	12,295
Valero Energy Corp.	6.875%	4/15/2012	6,475	7,361
Woodside Finance Ltd.	5.00%	11/15/2013(2)	10,000	10,150
XTO Energy, Inc.	6.25%	4/15/2013	5,000	5,491
Technology (1.0%)
Applied Materials, Inc.	6.75%	10/15/2007	11,250	12,054
Computer Associates Inc.	4.75%	12/1/2009(2)	1,575	1,580
First Data Corp.	5.625%	11/1/2011	15,750	16,971
Harris Corp.	6.35%	2/1/2028	9,000	9,599
SunGard Data Systems, Inc.	4.875%	1/15/2014	5,000	4,924
Transportation (3.1%)
Burlington Northern Railroad Co. Equipment Trust	7.33%	6/23/2010	2,228	2,238
Burlington Northern Santa Fe Corp.	6.75%	7/15/2011	5,000	5,666
Burlington Northern Santa Fe Corp.	4.30%	7/1/2013	5,000	4,876
Continental Airlines Enhanced Equipment
Trust Certificates	6.563%	2/15/2012	3,000	3,157
Continental Airlines Enhanced Equipment
Trust Certificates	6.648%	9/15/2017	1,298	1,246
CSX Corp.	6.75%	3/15/2011	9,095	10,161
CSX Corp.	5.30%	2/15/2014	5,000	5,156
Delta Air Lines Enhanced Equipment Trust Certificates	6.417%	7/2/2012	8,000	8,330
ERAC USA Finance Co.	7.95%	12/15/2009(2)	10,000	11,515
ERAC USA Finance Co.	8.00%	1/15/2011(2)	5,740	6,725
FedEx Corp.	3.50%	4/1/2009	2,700	2,636
Hertz Corp.	6.625%	5/15/2008	5,000	5,186
Hertz Corp.	6.35%	6/15/2010	5,000	5,086
JetBlue Airways Corp.	6.74%	3/15/2008(3)	1,500	1,545
JetBlue Airways Corp.	5.39%	11/15/2008	1,400	1,404
JetBlue Airways Corp.	2.865%	12/15/2013(3)	5,825	5,836
JetBlue Airways Corp.	2.91%	3/15/2014(3)	7,150	7,167
JetBlue Airways Corp.	2.74%	11/15/2016	4,765	4,786

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Norfolk Southern Corp.	8.625%	5/15/2010	$10,000	$11,976
Northwest Airlines Enhanced Equipment
Trust Certificates	7.575%	3/1/2019	683	697
Quantas Airways	5.125%	6/20/2013(2)	11,700	11,792
Southwest Airlines Co.	5.25%	10/1/2014	3,625	3,647
TFM SA de CV	12.50%	6/15/2012	1,840	2,134
Union Pacific Corp.	3.625%	6/1/2010	9,500	9,158
Union Pacific Corp.	6.65%	1/15/2011	8,223	9,162
Union Pacific Corp.	5.214%	9/30/2014(2)	6,000	6,075
Other (1.8%)
Black & Decker Corp.	7.125%	6/1/2011	8,550	9,739
Briggs & Stratton Corp.	8.875%	3/15/2011	4,150	4,980
Cintas Corp.	6.00%	6/1/2012	5,000	5,451
Eaton Corp.	5.75%	7/15/2012	10,000	10,778
Hughes Supply Inc.	5.50%	10/15/2014(2)	10,000	9,934
Parker Retirement Savings Plan Trust	6.34%	7/15/2008(2)	1,910	1,999
Parker-Hannifin Corp	4.875%	2/15/2013	6,100	6,196
Targeted Return Index Securities Trust 10-2002	6.962%	1/15/2012(2)	20,400	22,743
Targeted Return Index Securities Trust 5-2002	5.94%	1/25/2007(2)	12,488	12,861

				1,848,854

Utilities (8.1%)
Electric (6.6%)
Baltimore Gas & Electric Co.	6.70%	12/1/2006	9,000	9,479
Cincinnati Gas & Electric Co.	5.70%	9/15/2012	7,000	7,449
CMS Energy Corp.	6.30%	2/1/2012	350	349
Columbus Southern Power	4.40%	12/1/2010	6,000	5,980
Consolidated Edison, Inc.	6.25%	2/1/2008	7,750	8,260
Dominion Resources, Inc.	8.125%	6/15/2010	6,600	7,750
Dominion Resources, Inc.	5.00%	3/15/2013	9,000	9,067
Entergy Gulf States	3.60%	6/1/2008	10,000	9,860
Florida Power Corp.	4.80%	3/1/2013	8,000	8,060
FPL Group Capital, Inc.	7.375%	6/1/2009	10,000	11,264
Georgia Power Capital Trust	4.875%	11/1/2042	5,000	5,086
GWF Energy LLC	6.131%	12/30/2011(2)	3,922	3,975
HQI Transelec Chile SA	7.875%	4/15/2011	20,379	23,384
Jersey Central Power & Light	5.625%	5/1/2016	5,000	5,285
Korea East-West Power Co.	4.875%	4/21/2011(2)	5,000	4,971
LG&E Capital Corp.	6.46%	1/15/2008(2)	5,000	5,324
Nevada Power Co.	10.875%	10/15/2009	625	717
Nevada Power Co.	8.25%	6/1/2011	1,575	1,795
NiSource Finance Corp.	7.875%	11/15/2010	5,594	6,533
Nstar	8.00%	2/15/2010	20,000	23,178
Ohio Edison	4.00%	5/1/2008	5,000	4,999
Ohio Power Co.	4.85%	1/15/2014	10,000	10,009
Oncor Electric Delivery Co.	6.375%	5/1/2012	11,700	12,938
Pacific Gas & Electric Co.	4.20%	3/1/2011	5,000	4,943
Pacific Gas & Electric Co.	4.80%	3/1/2014	5,000	5,023
PacifiCorp Australia LLC	6.15%	1/15/2008(2)(6)	14,000	14,829
PECO Energy Co.	5.95%	11/1/2011	15,000	16,446
PECO Energy Co.	4.75%	10/1/2012	4,500	4,576

Intermediate-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

PPL Electric Utilities Corp.	6.25%	8/15/2009	$10,000	$10,812
Public Service Co. of Colorado	5.50%	4/1/2014	7,000	7,419
Public Service Co. of New Mexico	4.40%	9/15/2008	1,600	1,616
Public Service Electric & Gas	4.00%	11/1/2008	2,950	2,950
Southern California Edison Co.	8.00%	2/15/2007	2,250	2,435
Southern California Edison Co.	7.625%	1/15/2010	20,000	22,935
SP PowerAssets Ltd.	5.00%	10/22/2013(2)	15,000	15,288
Texas - New Mexico Power Co.	6.125%	6/1/2008	4,475	4,587
United Electric Distribution	4.70%	4/15/2011(2)	10,000	10,079
Western Resources, Inc.	9.75%	5/1/2007	5,000	5,588
Natural Gas (1.5%)
AGL Capital Corp.	7.125%	1/14/2011	10,000	11,304
Enbridge Energy Partners	4.75%	6/1/2013	10,000	9,906
Enterprise Products Operating LP	8.25%	3/15/2005	4,150	4,173
Enterprise Products Operating LP	4.00%	10/15/2007(2)	2,750	2,732
Florida Gas Transmission	7.625%	12/1/2010(2)	5,000	5,756
KeySpan Corp.	7.875%	2/1/2010	10,000	11,674
Pacific Energy Partners	7.125%	6/15/2014	650	686
Plains All American Pipeline LP	4.75%	8/15/2009(2)	2,850	2,875
Plains All American Pipeline LP	5.875%	8/15/2016(2)	6,500	6,758
Ras Laffan Liquified Natural Gas Co.	3.437%	9/15/2009(2)	4,580	4,472
Southern California Gas Co.	4.375%	1/15/2011	5,000	4,996
TGT Pipeline, LLC	5.50%	2/1/2017(2)	2,900	2,928
Yosemite Security Trust	8.25%	11/15/2004(2)**	2,500	1,000

				384,498

TOTAL CORPORATE BONDS
(Cost $3,719,958)				3,837,440

SOVEREIGN BONDS (U.S. Dollar-Denominated) (1.8%)

Corporacion Andina de Fomento	6.875%	3/15/2012	4,225	4,754
Corporacion Andina de Fomento	5.20%	5/21/2013	5,000	5,105
Export-Import Bank of Korea	4.125%	2/10/2009(2)	4,800	4,764
Federal Republic of Brazil	8.875%	10/14/2019	1,425	1,471
Financement Quebec	5.00%	10/25/2012	10,000	10,351
Korea Highway Corp.	4.875%	4/7/2014(2)	5,000	4,944
Pemex Finance Ltd.	6.55%	2/15/2008	3,824	3,834
Pemex Finance Ltd.	9.69%	8/15/2009	14,250	16,174
Petrobras International Finance	9.125%	7/2/2013	1,050	1,175
Petroliam Nasional Bhd.	7.75%	8/15/2015(2)	10,000	12,279
Republic of Costa Rica	8.05%	1/31/2013(2)	690	718
Republic of Korea	4.875%	9/22/2014	9,325	9,330
United Mexican States	6.375%	1/16/2013	6,000	6,432
United Mexican States	5.875%	1/15/2014	6,000	6,216

TOTAL SOVEREIGN BONDS
(Cost $81,949)				87,547

TAXABLE MUNICIPAL BOND

Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
(Reliant Energy Seward Project) GO
(Cost $1,000)	6.75%	12/1/2036	1,000	1,053

	Shares	Amount (000)

CONVERTIBLE PREFERRED STOCK (0.1%)

Public Storage, 6.60% Cvt. Pfd.
(Cost $1,896)	75,850	$2,033

TEMPORARY CASH INVESTMENTS (3.3%)

Vanguard Market Liquidity Fund, 2.36%†	147,469,578	147,470
Vanguard Market Liquidity Fund, 2.36%†—Note F	9,916,608	9,917

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $157,387)		157,387

TOTAL INVESTMENTS (99.6%)
(Cost $4,599,580)		4,730,573

OTHER ASSETS AND LIABILITIES (0.4%)

Other Assets—Note C		72,766
Liabilities—Note F		(55,725)

		17,041

NET ASSETS (100%)		$4,747,614

^	See Note A in Notes to Financial Statements.
*	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line of credit) would require congressional action.
**	Non-income-producing security—security in default.
†	Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1)	The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2005, the aggregate value of these securities was $592,367,000, representing 12.5% of net assets.
(3)	Adjustable-rate note.
(4)	Securities with a value of $3,419,000 have been segregated as initial margin for open futures contracts.
(5)	Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
(6)	Scheduled principal and interest payments are guaranteed by American Municipal Bond Assurance Corporation.
GO-General Obligation Bond.

Intermediate-Term Investment-Grade Fund	Amount (000)

AT JANUARY 31, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$4,620,784
Undistributed Net Investment Income	—
Overdistributed Net Realized Gains	(3,889)
Unrealized Appreciation (Depreciation)
Investment Securities	130,993
Futures Contracts	(124)
Swap Contracts	(150)

NET ASSETS	$4,747,614

Investor Shares—Net Assets
Applicable to 319,210,679 outstanding $.001
par value shares of beneficial interest(unlimited authorization)	$3,219,159

NET ASSET VALUE PER SHARE—INVESTOR SHARES	$10.08

Admiral Shares—Net Assets
Applicable to 151,561,134 outstanding $.001
par value shares of beneficial interest(unlimited authorization)	$1,528,455

NET ASSET VALUE PER SHARE—ADMIRAL SHARES	$10.08

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

Long-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS

Mortgage-Backed Securities
Federal National Mortgage Assn.*
(Cost $2)	15.50%	10/1/2012(1)	$2	$2

CORPORATE BONDS (90.4%)

Finance (34.6%)
Banking (17.3%)
Abbey National PLC	7.95%	10/26/2029	15,000	19,954
Associates Corp. of North America	6.95%	11/1/2018	5,000	5,912
BB&T Corp.	5.20%	12/23/2015	15,000	15,455
BB&T Corp.	5.25%	11/1/2019	33,100	33,376
Banc One Corp.	7.75%	7/15/2025	25,000	31,489
Banc One Corp.	7.625%	10/15/2026	10,000	12,610
Banc One Corp.	8.00%	4/29/2027	15,000	19,495
Bank of America Corp.	5.375%	6/15/2014	13,400	14,091
Bank of America Corp.	5.125%	11/15/2014	21,725	22,410
Bank of New York Co., Inc.	6.375%	4/1/2012	20,000	22,147
Bank of New York Co., Inc.	5.50%	12/1/2017	10,300	10,637
Citigroup, Inc.	6.625%	1/15/2028	25,000	28,599
Citigroup, Inc.	6.625%	6/15/2032	38,000	43,999
Citigroup, Inc.	6.00%	10/31/2033	17,900	19,233
Citigroup, Inc.	5.85%	12/11/2034	11,500	12,224
Deutsche Bank Financial LLC	5.375%	3/2/2015	13,500	14,018
Fifth Third Bank	4.50%	6/1/2018	8,400	7,965
Financing Corp.	10.70%	10/6/2017	2,255	3,511
Financing Corp.	9.65%	11/2/2018	3,350	4,963
HBOS Treasury Services PLC	6.00%	11/1/2033(2)	36,500	39,498
HSBC Bank USA	4.625%	4/1/2014	37,700	37,247
HSBC Bank USA	5.875%	11/1/2034	14,200	14,885
ING Finance	5.125%	5/1/2015(2)	32,600	32,771
JPMorgan Chase & Co.	5.25%	5/1/2015	37,500	38,038
Mellon Funding Corp.	5.50%	11/15/2018	8,800	9,059
National City Corp.	6.875%	5/15/2019	5,000	5,860
NationsBank Corp.	7.75%	8/15/2015	10,000	12,242
NationsBank Corp.	7.25%	10/15/2025	5,000	6,072
NationsBank Corp.	6.80%	3/15/2028	35,000	40,902
PNC Bank NA	5.25%	1/15/2017	11,500	11,685
Royal Bank of Scotland Group PLC	5.00%	10/1/2014	46,025	46,949
Royal Bank of Scotland Group PLC	4.70%	7/3/2018	15,525	14,900
SunTrust Banks, Inc.	5.45%	12/1/2017	21,000	21,870
US Bank NA	6.30%	2/4/2014	54,000	60,209
US Bank NA	4.80%	4/15/2015	11,500	11,456
Wachovia Bank NA	4.80%	11/1/2014	13,860	13,893
Wachovia Corp.	6.605%	10/1/2025	30,000	34,296
Wachovia Corp.	4.875%	2/15/2014	13,800	13,887
Wachovia Corp.	5.25%	8/1/2014	26,940	27,944
Wells Fargo & Co.	5.00%	11/15/2014	33,450	34,128
Brokerage (3.4%)
Bear Stearns Co., Inc.	4.65%	7/2/2018	10,000	9,411
Credit Suisse First Boston USA, Inc.	4.875%	1/15/2015	11,750	11,637

Long-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Credit Suisse First Boston USA, Inc.	7.125%	7/15/2032	$19,500	$24,053
Goldman Sachs Group, Inc.	6.125%	2/15/2033	55,725	59,250
Merrill Lynch & Co., Inc.	6.875%	11/15/2018	16,000	18,530
Morgan Stanley Dean Witter	4.75%	4/1/2014	24,000	23,600
Morgan Stanley Dean Witter	7.25%	4/1/2032	20,000	24,767
Finance Companies (3.0%)
General Electric Capital Corp.	8.125%	5/15/2012	42,000	51,164
General Electric Capital Corp.	6.75%	3/15/2032	38,975	46,724
Household Finance Corp.	7.625%	5/17/2032(2)	21,200	27,374
SLM Corp.	5.05%	11/14/2014	15,000	15,221
SLM Corp.	5.00%	4/15/2015	9,500	9,607
Insurance (10.9%)
Allstate Corp.	7.50%	6/15/2013	10,000	11,859
Allstate Corp.	6.75%	5/15/2018	20,000	22,784
Allstate Corp.	6.125%	12/15/2032	4,875	5,305
Ambac, Inc.	7.50%	5/1/2023	20,000	23,639
American General Corp.	6.625%	2/15/2029	33,000	38,250
Chubb Corp.	6.80%	11/15/2031	4,000	4,630
Cincinnati Financial Corp.	6.90%	5/15/2028	20,000	23,009
Equitable Cos., Inc.	7.00%	4/1/2028	34,910	41,761
Hartford Life, Inc.	7.375%	3/1/2031	57,500	71,390
John Hancock Mutual Life Insurance Co.	7.375%	2/15/2024(2)	30,000	35,512
Liberty Mutual Insurance Co.	8.50%	5/15/2025(2)	43,335	52,341
MBIA, Inc.	7.00%	12/15/2025	7,550	8,870
MBIA, Inc.	7.15%	7/15/2027	5,000	5,989
Massachusetts Mutual Life	7.625%	11/15/2023(1)(2)	15,970	20,259
Massachusetts Mutual Life	7.50%	3/1/2024(1)(2)	8,710	10,942
MetLife, Inc.	6.375%	6/15/2034	15,000	16,778
Metropolitan Life Insurance Co.	7.80%	11/1/2025(2)	35,000	43,864
New York Life Insurance	5.875%	5/15/2033(2)	52,775	55,580
Prudential Financial, Inc.	5.75%	7/15/2033	13,000	13,385
Travelers Property Casualty Corp.	7.75%	4/15/2026	25,000	30,372
XL Capital Ltd.	6.375%	11/15/2024	11,500	12,283

				1,740,019

Industrial (47.4%)
Basic Industry (5.8%)
Aluminum Co. of America	6.75%	1/15/2028	45,000	53,526
BHP Billington Finance BV	4.80%	4/15/2013	17,500	17,750
Dow Chemical Co.	7.375%	11/1/2029	40,000	50,060
E.I. du Pont de Nemours & Co.	6.50%	1/15/2028	42,100	49,943
International Paper Co.	5.30%	4/1/2015	20,000	20,524
International Paper Co.	6.875%	11/1/2023	10,000	11,440
Morton International, Inc.	9.65%	6/1/2020	10,000	13,771
PPG Industries, Inc.	6.875%	2/15/2012	10,200	11,641
PPG Industries, Inc.	9.00%	5/1/2021	9,750	13,051
Rohm & Haas Co.	7.85%	7/15/2029	25,000	33,336
Weyerhaeuser Co.	7.375%	3/15/2032	15,000	18,275

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Capital Goods (5.6%)
Caterpillar, Inc.	6.625%	7/15/2028	$39,000	$45,997
Caterpillar, Inc.	7.30%	5/1/2031	5,000	6,424
Deere & Co.	6.95%	4/25/2014	18,500	21,680
Deere & Co.	7.125%	3/3/2031	18,680	23,587
Goodrich Corp.	6.80%	2/1/2018	5,115	5,758
Goodrich Corp.	7.10%	11/15/2027	5,025	5,850
Lockheed Martin Corp.	7.65%	5/1/2016	15,000	18,433
Minnesota Mining & Manufacturing Corp.	6.375%	2/15/2028	35,000	40,475
Tenneco Packaging	8.125%	6/15/2017	20,000	24,915
The Boeing Co.	6.625%	2/15/2038	13,000	15,347
The Boeing Co.	7.875%	4/15/2043	8,000	10,950
Tyco International Group SA	6.875%	1/15/2029	14,500	16,897
United Technologies Corp.	8.875%	11/15/2019	15,000	20,470
United Technologies Corp.	6.70%	8/1/2028	5,000	5,918
United Technologies Corp.	7.50%	9/15/2029	15,000	19,503
Communication (7.2%)
Bell Telephone Co. of Pennsylvania	8.35%	12/15/2030	6,260	8,188
BellSouth Corp.	6.875%	10/15/2031	40,000	46,150
BellSouth Corp.	6.00%	11/15/2034	24,000	24,808
Comcast Corp.	6.50%	1/15/2015	20,000	22,299
Cox Communications, Inc.	5.50%	10/1/2015	11,000	11,054
France Telecom	9.25%	3/1/2031(3)	10,000	13,948
GTE Corp.	6.94%	4/15/2028	20,000	22,770
Indiana Bell Telephone Co., Inc.	7.30%	8/15/2026	35,000	40,970
Michigan Bell Telephone Co.	7.85%	1/15/2022	25,000	30,818
New Jersey Bell Telephone Co.	8.00%	6/1/2022	25,000	30,828
News America Inc.	6.20%	12/15/2034(2)	11,750	12,137
Pacific Bell	7.125%	3/15/2026	15,000	17,317
Sprint Capital Corp.	8.75%	3/15/2032	18,100	24,597
Verizon Maryland, Inc.	5.125%	6/15/2033	12,000	10,923
Verizon Virginia Inc.	4.625%	3/15/2013	8,800	8,571
Vodafone Group PLC	5.375%	1/30/2015	34,225	35,751
Consumer Cyclical (4.6%)
Dayton Hudson Corp.	6.65%	8/1/2028	15,000	17,881
General Motors Corp.	7.70%	4/15/2016	10,000	10,135
General Motors Corp.	7.40%	9/1/2025	15,800	14,969
Lowe's Cos., Inc.	6.50%	3/15/2029	26,010	30,262
McDonald's Corp.	6.375%	1/8/2028	12,500	14,196
Target Corp.	7.00%	7/15/2031	20,000	25,069
The Walt Disney Co.	6.20%	6/20/2014	8,000	8,877
The Walt Disney Co.	7.00%	3/1/2032	12,000	14,324
Time Warner, Inc.	6.875%	6/15/2018	10,000	11,403
Time Warner, Inc.	6.625%	5/15/2029	10,775	11,847
Viacom International Inc.	7.875%	7/30/2030	10,000	12,774
Wal-Mart Stores, Inc.	7.55%	2/15/2030	45,000	60,008
Consumer Noncyclical (14.4%)
Anheuser-Busch Cos., Inc.	6.75%	12/15/2027	10,000	11,995
Anheuser-Busch Cos., Inc.	6.80%	8/20/2032	31,900	39,158

Long-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Anheuser-Busch Cos., Inc.	6.00%	11/1/2041	$21,000	$23,213
Archer-Daniels-Midland Co.	8.375%	4/15/2017	20,000	25,707
Archer-Daniels-Midland Co.	7.50%	3/15/2027	4,015	5,138
Archer-Daniels-Midland Co.	6.75%	12/15/2027	11,000	13,080
Archer-Daniels-Midland Co.	6.625%	5/1/2029	4,000	4,711
Archer-Daniels-Midland Co.	5.935%	10/1/2032	5,000	5,456
Becton, Dickinson & Co.	4.90%	4/15/2018	13,200	13,176
Becton, Dickinson & Co.	7.00%	8/1/2027	8,300	10,040
Bestfoods	6.625%	4/15/2028	30,000	35,306
Bristol-Myers Squibb Co.	6.80%	11/15/2026	20,000	23,727
CPC International, Inc.	7.25%	12/15/2026	30,000	37,557
Clorox Co.	5.00%	1/15/2015(2)	9,475	9,661
Coca-Cola Enterprises Inc.	8.50%	2/1/2022	5,000	6,818
Coca-Cola Enterprises Inc.	8.00%	9/15/2022	9,000	11,832
Coca-Cola Enterprises Inc.	6.95%	11/15/2026	10,000	12,055
Coca-Cola Enterprises Inc.	6.75%	1/15/2038	9,477	11,400
Diageo Capital PLC	4.85%	5/15/2018	10,000	9,725
Eli Lilly & Co.	4.50%	3/15/2018	8,800	8,423
Eli Lilly & Co.	7.125%	6/1/2025	12,125	15,064
GlaxoSmithKline Capital Inc.	5.375%	4/15/2034	11,995	12,232
Grand Metropolitan Investment Corp.	7.45%	4/15/2035	7,000	9,072
Hershey Foods Corp.	7.20%	8/15/2027	21,461	27,080
Johnson & Johnson	6.73%	11/15/2023	10,000	12,020
Johnson & Johnson	6.95%	9/1/2029	22,457	28,086
Kellogg Co.	7.45%	4/1/2031	18,800	24,286
Kimberly-Clark Corp.	6.25%	7/15/2018	25,000	28,328
Kimberly-Clark Corp.	6.375%	1/1/2028	12,850	14,873
Kraft Foods, Inc.	6.50%	11/1/2031	20,100	22,829
Pepsi Bottling Group, Inc.	7.00%	3/1/2029	17,000	21,115
Pharmacia Corp.	6.75%	12/15/2027	28,000	33,419
Procter & Gamble Co.	6.45%	1/15/2026	27,000	31,536
Procter & Gamble Co.	8.00%	10/26/2029	5,000	6,925
Procter & Gamble Co.	5.50%	2/1/2034	25,000	26,188
Procter & Gamble Co. ESOP	9.36%	1/1/2021(1)	35,000	47,286
Schering-Plough Corp.	6.75%	12/1/2033	17,920	20,759
Sysco Corp.	6.50%	8/1/2028	22,000	26,116
Energy (5.5%)
BP Capital Markets America	4.20%	6/15/2018	10,000	9,312
Baker Hughes, Inc.	6.875%	1/15/2029	7,914	9,567
Burlington Resources, Inc.	7.40%	12/1/2031	25,000	31,447
ConocoPhillips	5.90%	10/15/2032	11,000	11,949
Devon Financing Corp.	7.875%	9/30/2031	11,400	14,773
Encana Corp.	6.50%	8/15/2034	12,000	13,567
Halliburton Co.	8.75%	2/15/2021	10,000	13,444
Mobil Corp.	8.625%	8/15/2021	22,000	31,019
Phillips Petroleum Co.	7.00%	3/30/2029	10,000	12,065
Suncor Energy, Inc.	5.95%	12/1/2034	22,400	24,000
Texaco Capital, Inc.	9.75%	3/15/2020	17,000	25,655
Texaco Capital, Inc.	8.625%	11/15/2031	13,000	19,725
Tosco Corp.	7.80%	1/1/2027	15,000	19,449

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Tosco Corp.	8.125%	2/15/2030	$20,000	$27,256
Valero Energy Corp.	7.50%	4/15/2032	12,000	14,944
Technology (1.9%)
International Business Machines Corp.	7.00%	10/30/2025	50,000	60,888
International Business Machines Corp.	6.50%	1/15/2028	20,000	23,218
Pitney Bowes, Inc.	4.75%	5/15/2018	11,100	10,845
Transportation (1.9%)
Burlington Northern Santa Fe Corp.	6.875%	12/1/2027	25,000	29,178
CSX Corp.	7.95%	5/1/2027	17,500	22,634
Federal Express Corp.	6.72%	1/15/2022(1)	14,213	16,115
Norfolk Southern Corp.	7.80%	5/15/2027	18,500	23,835
Other (0.5%)
Dover Corp.	6.65%	6/1/2028	4,000	4,753
Eaton Corp.	7.625%	4/1/2024	15,000	19,353

				2,382,778

Utilities (8.4%)
Electric (7.8%)
Alabama Power Co.	5.50%	10/15/2017	15,800	16,706
Alabama Power Co.	5.875%	12/1/2022	8,500	9,221
Alabama Power Co.	5.70%	2/15/2033	12,800	13,657
Arizona Public Service Co.	4.65%	5/15/2015	11,000	10,660
Arizona Public Service Co.	5.625%	5/15/2033	9,000	9,171
Boston Edison Co.	4.875%	10/15/2012	13,730	14,072
Consolidated Edison, Inc.	5.10%	6/15/2033	9,600	9,400
Consolidated Edison, Inc.	5.70%	2/1/2034	4,000	4,272
Dominion Resources, Inc.	6.75%	12/15/2032	7,435	8,471
Dominion Resources, Inc.	6.30%	3/15/2033	7,000	7,542
Duke Energy Corp.	6.00%	12/1/2028	25,000	26,333
Florida Power & Light Co.	5.85%	2/1/2033	6,770	7,371
Florida Power & Light Co.	5.625%	4/1/2034	16,275	17,201
Florida Power Corp.	6.75%	2/1/2028	22,375	25,866
National Rural Utilities Cooperative Finance Corp.	8.00%	3/1/2032	50,000	67,042
Northern States Power Co.	7.125%	7/1/2025	30,000	36,813
Oklahoma Gas & Electric Co.	6.50%	4/15/2028	12,770	14,266
Oncor Electric Delivery Co.	7.00%	5/1/2032	25,000	29,694
Progress Energy, Inc.	7.75%	3/1/2031	8,775	10,865
South Carolina Electric & Gas Co.	6.625%	2/1/2032	35,000	41,952
Southern California Edison Co.	6.00%	1/15/2034	8,800	9,649
Natural Gas (0.6%)
KeySpan Corp.	5.875%	4/1/2033	12,000	12,744
Texas Eastern Corp.	7.00%	7/15/2032	17,000	20,017

				422,985

TOTAL CORPORATE BONDS
(Cost $4,014,778)				4,545,782

Long-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

TAXABLE MUNICIPAL BONDS (2.7%)

Illinois (Taxable Pension) GO	5.10%	6/1/2033	$113,900	$113,278
Wisconsin Public Service Rev.	5.70%	5/1/2026	22,000	23,771

TOTAL TAXABLE MUNICIPAL BONDS
(Cost $132,912)				137,049

SOVEREIGN BONDS (U.S. Dollar-Denominated) (4.2%)

International Bank for Reconstruction & Development	7.625%	1/19/2023	43,320	57,992
Province of British Columbia	6.50%	1/15/2026	13,800	16,587
Province of Ontario	4.50%	2/3/2015	10,000	10,042
Province of Quebec	7.50%	9/15/2029	24,500	32,938
Province of Saskatchewan	8.50%	7/15/2022	10,000	14,202
Quebec Hydro Electric	9.40%	2/1/2021	40,000	59,271
Republic of Italy	6.875%	9/27/2023	17,700	21,894

TOTAL SOVEREIGN BONDS
(Cost $186,473)				212,926

TEMPORARY CASH INVESTMENT (1.6%)

Repurchase Agreement
SBC Warburg Dillon Read
(Dated 1/31/2005, Repurchase Value $79,306,000,
collateralized by Federal National Mortgage Assn.
4.50%-8.50%, 12/1/2008-1/1/2035, Federal Home Loan
Mortgage Corp., 5.00%-10.50%, 7/1/2006-1/1/2035)
(Cost $79,300)	2.50%	2/1/2005	79,300	79,300

TOTAL INVESTMENTS (98.9%)
(Cost $4,413,465)				4,975,059

OTHER ASSETS AND LIABILITIES (1.1%)

Other Assets—Note C				83,999
Liabilities				(26,251)

				57,748

NET ASSETS (100%)				$5,032,807

^	See Note A in Notes to Financial Statements.
*	The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line-of-credit) would require congressional action.
(1)	The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2005, the aggregate value of these securities was $339,939,000, representing 6.8% of net assets.
(3)	Adjustable-rate note.
GO-General Obligation Bond.

Amount (000)

AT JANUARY 31, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$4,506,595
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(35,382)
Unrealized Appreciation	561,594

NET ASSETS	$5,032,807

Investor Shares—Net Assets
Applicable to 443,509,308 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$4,328,435

NET ASSET VALUE PER SHARE—INVESTOR SHARES	$9.76

Admiral Shares—Net Assets
Applicable to 72,172,890 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$704,372

NET ASSET VALUE PER SHARE—ADMIRAL SHARES	$9.76

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

High-Yield Corporate Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

U.S. GOVERNMENT SECURITIES (5.1%)

U.S. Treasury Note	6.875%	5/15/2006	$70,335	$73,698
U.S. Treasury Note	6.625%	5/15/2007	92,790	99,502
U.S. Treasury Note	5.625%	5/15/2008	96,660	103,109
U.S. Treasury Note	5.50%	5/15/2009	92,450	99,528
U.S. Treasury Note	5.75%	8/15/2010	57,675	63,425
U.S. Treasury Note	4.25%	11/15/2014	47,340	47,762

TOTAL U.S. GOVERNMENT SECURITIES
(Cost $488,051)				487,024

CORPORATE BONDS (92.8%)

Finance (2.4%)
Banking (0.6%)
Chevy Chase Savings Bank	6.875%	12/1/2013	23,595	24,332
Western Financial Bank	9.625%	5/15/2012	32,695	36,945
Brokerage (0.4%)
E*Trade Financial Corp.	8.00%	6/15/2011(2)	22,395	24,019
REFCO Finance Holdings	9.00%	8/1/2012(2)	16,580	18,072
Finance Companies (0.3%)
R.H. Donnelley Finance Corp.	8.875%	12/15/2010(2)	24,280	26,890
Insurance (0.4%)
Provident Funding Mortgage Loan Trust	7.00%	7/15/2018	10,655	10,282
UnumProvident Corp.	7.625%	3/1/2011	9,195	9,609
UnumProvident Corp.	6.75%	12/15/2028	16,715	15,211
UnumProvident Corp.	7.375%	6/15/2032	1,430	1,373
Real Estate Investment Trusts (0.6%)
CBRE Escrow Inc.	9.75%	5/15/2010	5,940	6,772
Thornburg Mortgage	8.00%	5/15/2013	25,965	27,523
iStar Financial Inc.	8.75%	8/15/2008	9,028	10,268
iStar Financial Inc.	6.00%	12/15/2010	8,055	8,460
Other (0.1%)
Universal City Florida	7.20%	5/1/2010(2)(3)	5,390	5,579
Universal City Florida	8.375%	5/1/2010(2)	3,805	3,976

				229,311

Industrial (80.6%)
Basic Industry (15.6%)
Abitibi-Consolidated Inc.	8.55%	8/1/2010	83,635	90,535
Abitibi-Consolidated Inc.	7.50%	4/1/2028	27,010	24,647
Acetex Corp.	10.875%	8/1/2009	8,645	9,380
Airgas, Inc.	9.125%	10/1/2011	23,900	26,559
AK Steel Corp.	7.75%	6/15/2012	17,725	18,257
Arch Western Finance	6.75%	7/1/2013(3)	25,005	25,380
Arch Western Finance	6.75%	7/1/2013(2)	19,610	19,904
ARCO Chemical Co.	9.80%	2/1/2020	13,410	15,421
BCP Caylux Holdings	9.625%	6/15/2014(2)	62,005	68,825
Boise Cascade LLC	7.125%	10/15/2014(2)	11,030	11,526

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Borden U.S. Financial/Nova Scotia	9.00%	7/15/2014(2)	$24,585	$27,105
Bowater Canada Finance	7.95%	11/15/2011	42,540	45,518
Bowater Inc.	6.50%	6/15/2013	1,785	1,780
Compass Minerals Group	10.00%	8/15/2011	33,080	37,132
CONSOL Energy Inc.	7.875%	3/1/2012	21,705	24,418
Equistar Chemicals LP	10.125%	9/1/2008	5,775	6,583
Equistar Chemicals LP	10.625%	5/1/2011	21,015	24,167
Fluor Corp.	6.95%	3/1/2007	9,820	10,336
Georgia-Pacific Corp.	8.875%	2/1/2010	47,095	54,395
Georgia-Pacific Corp.	9.375%	2/1/2013	72,660	83,922
Graphic Packaging Inc.	8.50%	8/15/2011	20,820	22,486
Hawk Corp.	8.75%	11/1/2014	1,085	1,107
Hawk Corp.	8.75%	11/1/2014(2)	8,065	8,226
Hercules Inc.	11.125%	11/15/2007	4,410	5,204
Huntsman Advanced Materials	11.00%	7/15/2010(2)	5,770	6,794
Huntsman LLC	11.625%	10/15/2010	11,945	13,916
IMC Global, Inc.	10.875%	6/1/2008	27,735	32,381
IMC Global, Inc.	11.25%	6/1/2011	9,675	10,981
IMC Global, Inc.	11.25%	6/1/2011	26,665	30,265
Koppers Inc.	9.875%	10/15/2013	22,195	25,080
Longview Fibre Co.	10.00%	1/15/2009	32,790	35,823
Lubrizol Corp.	5.50%	10/1/2014	7,750	7,943
Lyondell Chemical Co.	9.625%	5/1/2007	56,000	61,460
Lyondell Chemical Co.	9.875%	5/1/2007	2,557	2,659
Lyondell Chemical Co.	9.50%	12/15/2008	23,280	25,084
Massey Energy Co.	6.625%	11/15/2010	20,045	20,671
MDP Acquisitions	9.625%	10/1/2012	27,720	30,631
Methanex Corp.	8.75%	8/15/2012	28,910	33,897
Millennium America Inc.	9.25%	6/15/2008	28,160	31,328
Nalco Co.	7.75%	11/15/2011	41,545	44,661
Neenah Paper Inc.	7.375%	11/15/2014(2)	23,780	23,780
Norske Skog Canada	8.625%	6/15/2011	37,500	39,281
Norske Skog Canada	7.375%	3/1/2014	5,735	5,792
Nova Chemicals Corp.	6.50%	1/15/2012	10,960	11,440
Novelis Corp.	7.25%	2/15/2015(2)	26,600	26,600
Omnova Solutions Inc.	11.25%	6/1/2010	23,010	24,621
Peabody Energy Corp.	6.875%	3/15/2013	39,260	42,106
Resolution Performance Products LLC	9.50%	4/15/2010	29,995	32,620
Rockwood Specialties Group	7.50%	11/15/2014(2)	2,750	2,833
Russel Metals Inc.	6.375%	3/1/2014	4,400	4,422
Ryerson Tull, Inc.	9.125%	7/15/2006	11,960	12,139
Smurfit Capital Funding PLC	7.50%	11/20/2025	6,685	6,652
Steel Dynamics, Inc.	9.50%	3/15/2009	24,270	26,515
Stone Container Corp.	9.25%	2/1/2008	31,000	33,868
Stone Container Corp.	9.75%	2/1/2011	23,310	25,350
Stone Container Corp.	8.375%	7/1/2012	6,300	6,694
Tembec Industries Inc.	8.50%	2/1/2011	27,845	27,567
U.S. Steel LLC	10.75%	8/1/2008	27,175	32,338
Union Carbide Corp.	6.79%	6/1/2025	19,525	19,696

High-Yield Corporate Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Capital Goods (7.9%)
AEP Industries Inc.	9.875%	11/15/2007	$2,995	$3,055
Alliant Techsystems Inc.	8.50%	5/15/2011	10,605	11,453
Allied Waste North America Inc.	8.875%	4/1/2008	43,365	45,533
Allied Waste North America Inc.	8.50%	12/1/2008	4,470	4,649
American Standard Cos. Inc.	7.625%	2/15/2010	29,730	33,966
Anchor Glass Container	11.00%	2/15/2013	36,690	39,533
Argo Tech Corp.	9.25%	6/1/2011	11,445	12,561
Building Materials Corp.	7.75%	8/1/2014(2)	33,575	33,911
Case New Holland Inc.	9.25%	8/1/2011(2)	55,925	61,098
Case New Holland Inc.	9.25%	8/1/2011(2)	22,275	24,335
Crown Euro Holdings SA	9.50%	3/1/2011	19,830	22,160
Crown Euro Holdings SA	10.875%	3/1/2013	32,115	37,815
Douglas Dynamic LLC	7.75%	1/15/2012(2)	5,605	5,689
Invensys PLC	9.875%	3/15/2011(2)	29,820	32,206
Kennametal Inc.	7.20%	6/15/2012	8,535	9,465
L-3 Communications Corp.	7.625%	6/15/2012	24,850	27,087
L-3 Communications Corp.	6.125%	7/15/2013	8,425	8,615
NMHG Holding Co.	10.00%	5/15/2009	22,660	25,039
Owens-Brockway Glass Conainter, Inc.	7.75%	5/15/2011	31,555	34,001
Owens-Brockway Glass Container, Inc.	8.875%	2/15/2009	21,610	23,393
Owens-Brockway Glass Container, Inc.	8.75%	11/15/2012	4,310	4,806
Owens-Illinois, Inc.	7.35%	5/15/2008	22,780	23,919
Pliant Corp.	11.125%	9/1/2009	18,760	20,448
Sequa Corp.	9.00%	8/1/2009	41,475	45,830
SPX Corp.	6.25%	6/15/2011	17,295	18,549
SPX Corp.	7.50%	1/1/2013	18,910	20,706
Texas Industries Inc.	10.25%	6/15/2011	13,790	15,996
TransDigm, Inc.	8.375%	7/15/2011	1,010	1,071
Trinity Industries	6.50%	3/15/2014	3,940	3,920
Tyco International Group SA	6.75%	2/15/2011	15,905	17,776
Tyco International Group SA	6.375%	10/15/2011	28,530	31,590
United Rental North America	6.50%	2/15/2012	47,480	46,649
Communication (20.5%)
ACC Escrow Group	10.00%	8/1/2011	15,010	13,884
Advanstar Communications	10.75%	8/15/2010	11,685	13,146
Alaska Communications System Holdings	9.875%	8/15/2011	34,570	37,422
AT&T Corp.	9.05%	11/15/2011(3)	85,855	99,803
Canwest Media Inc.	10.625%	5/15/2011	29,710	33,052
Canwest Media Inc.	8.00%	9/15/2012(2)	15,525	16,573
Centennial Cellular	10.125%	6/15/2013	6,455	7,326
Centennial Communication	8.125%	2/1/2014(3)	10,265	10,855
Charter Communications OPT LLC	8.00%	4/30/2012(2)	46,680	47,147
Charter Communications OPT LLC	8.375%	4/30/2014(2)	22,330	22,832
Citizens Communications	9.25%	5/15/2011	62,665	73,052
Corus Entertainment, Inc.	8.75%	3/1/2012	47,630	51,798
CSC Holdings, Inc.	7.875%	12/15/2007	33,960	36,592
CSC Holdings, Inc.	8.125%	7/15/2009	28,765	31,569
CSC Holdings, Inc.	8.125%	8/15/2009	35,090	38,511
CSC Holdings, Inc.	7.625%	4/1/2011	42,075	45,862

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

CSC Holdings, Inc.	6.75%	4/15/2012(2)	$10,160	$10,668
Dex Media East LLC	9.875%	11/15/2009	33,570	37,682
Dex Media West LLC	8.50%	8/15/2010	8,735	9,521
DirecTV Holdings	8.375%	3/15/2013	16,620	18,697
Dobson Cellular Systems	8.375%	11/1/2011(2)	23,175	24,450
EchoStar DBS Corp.	9.125%	1/15/2009	1,170	1,271
EchoStar DBS Corp.	6.375%	10/1/2011	43,540	44,356
Fairpoint Communications	11.875%	3/1/2010	4,815	5,633
GCI Inc.	7.25%	2/15/2014	52,655	52,128
GCI Inc.	7.25%	2/15/2014(2)	6,090	6,029
Houghton Mifflin Co.	8.25%	2/1/2011	51,825	54,287
Insight Midwest LP	9.75%	10/1/2009	19,000	19,950
Insight Midwest LP	10.50%	11/1/2010	77,295	84,058
Intelsat Bermuda Ltd.	7.794%	1/15/2012(2)(3)	8,390	8,631
Intelsat Bermuda Ltd.	8.25%	1/15/2013(2)	15,375	15,875
Intelsat Bermuda Ltd.	8.625%	1/15/2015(2)	16,605	17,228
Intelsat Ltd.	5.25%	11/1/2008	17,290	16,166
Lamar Media Corp.	7.25%	1/1/2013	10,960	11,782
Mail-Well Corp.	9.625%	3/15/2012	32,795	35,337
MCI Inc.	7.688%	5/1/2009	23,915	25,051
MCI Inc.	8.735%	5/1/2014(3)	45,610	49,829
Mediacom Broadband LLC	11.00%	7/15/2013	37,850	40,878
Mediacom LLC/Mediacom Capital Corp.	9.50%	1/15/2013	16,565	16,565
Medianews Group Inc.	6.875%	10/1/2013	22,880	22,823
Nextel Communications	6.875%	10/31/2013	37,905	41,222
Nextel Communications	5.95%	3/15/2014	82,441	85,533
Nextel Communications	7.375%	8/1/2015	25,680	28,312
PanAmSat Corp.	9.00%	8/15/2014(2)	12,325	13,373
Quebecor Media Inc.	11.125%	7/15/2011	75,700	85,541
Qwest Communications International Inc.	7.50%	2/15/2011(2)(3)	36,690	37,882
Qwest Communications International Inc.	9.125%	3/15/2012(2)(3)	93,455	106,305
Qwest Communications International Inc.	7.75%	2/15/2014(2)(3)	12,540	12,728
Rogers Cable Inc.	7.875%	5/1/2012	3,810	4,153
Rogers Cable Inc.	6.25%	6/15/2013	42,465	42,465
Rogers Cable Inc.	5.50%	3/15/2014	15,785	14,917
Rogers Cable Inc.	6.75%	3/15/2015(2)	6,610	6,742
Rogers Cable Inc.	7.50%	3/15/2015(2)	13,530	14,460
Rogers Wireless Inc.	9.625%	5/1/2011	53,740	63,010
Rogers Wireless Inc.	6.375%	3/1/2014	33,590	33,758
Rural Cellular	8.25%	3/15/2012	9,230	9,876
Shaw Communications Inc.	8.25%	4/11/2010	28,950	32,750
Shaw Communications Inc.	7.25%	4/6/2011	1,885	2,055
Sinclair Broadcast Group	8.75%	12/15/2011	16,290	17,390
Sinclair Broadcast Group	8.00%	3/15/2012	27,815	28,858
Triton PCS Inc.	8.50%	6/1/2013	11,705	11,325
US West Communications Group	6.875%	9/15/2033	13,960	12,669
Vertis Inc.	9.75%	4/1/2009	14,090	15,288
Vertis Inc.	10.875%	6/15/2009	8,640	9,288
Videotron Telecom Ltd.	6.875%	1/15/2014	4,540	4,642

High-Yield Corporate Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Consumer Cyclical (13.8%)
Affinia Group Inc.	9.00%	11/30/2014(2)	$6,530	$6,726
AMC Entertainment Inc.	8.00%	3/1/2014	23,465	23,230
Argosy Gaming Co.	7.00%	1/15/2014	15,215	16,774
Arvinmeritor Inc.	8.75%	3/1/2012	41,185	46,333
Aztar Corp	9.00%	8/15/2011	34,925	38,330
Beazer Homes USA, Inc.	8.625%	5/15/2011	34,000	36,975
Beazer Homes USA, Inc.	8.375%	4/15/2012	2,680	2,941
Boyd Gaming Corp.	8.75%	4/15/2012	7,495	8,263
Boyd Gaming Corp.	7.75%	12/15/2012	16,820	18,166
Boyd Gaming Corp.	6.75%	4/15/2014	5,085	5,237
Cummins Inc.	9.50%	12/1/2010	7,940	8,972
Cummins Inc.	7.125%	3/1/2028	4,120	4,274
D.R. Horton, Inc.	9.75%	9/15/2010	3,525	4,248
D.R. Horton, Inc.	7.875%	8/15/2011	3,460	3,970
Dura Operating Corp.	8.625%	4/15/2012	30,080	30,982
Felcor Lodging LP	9.00%	6/1/2011(3)	7,180	8,078
Hilton Hotels Corp.	7.50%	12/15/2017	5,110	5,953
HMH Properties Inc.	7.875%	8/1/2008	1,302	1,338
Host Marriott LP	9.50%	1/15/2007	46,390	50,217
Host Marriott LP	7.125%	11/1/2013	68,215	71,967
Isle of Capri Casinos	7.00%	3/1/2014	23,470	23,705
ITT Corp.	7.375%	11/15/2015	2,440	2,736
J.B. Poindexter Co.	8.75%	3/15/2014(2)	19,630	20,710
John Q. Hammons Hotel	8.875%	5/15/2012	12,935	14,487
KB Home	8.625%	12/15/2008	13,485	15,238
KB Home	7.75%	2/1/2010	7,600	8,246
La Quinta Properties	7.00%	8/15/2012	5,340	5,594
Leslie's Poolmart	7.75%	2/1/2013(2)	7,120	7,245
Lodgenet Entertainment Corp.	9.50%	6/15/2013	9,310	10,288
Mandalay Resort Group	10.25%	8/1/2007	15,955	18,069
Mandalay Resort Group	9.375%	2/15/2010	37,730	43,484
Marquee Inc.	8.625%	8/15/2012(2)	23,910	26,420
Mastec, Inc.	7.75%	2/1/2008	5,430	5,321
Meritage Corp.	9.75%	6/1/2011	8,970	9,889
Meritage Corp.	7.00%	5/1/2014	14,265	14,800
MGM Mirage, Inc.	8.50%	9/15/2010	78,475	89,069
Navistar International Corp.	9.375%	6/1/2006	6,270	6,646
Navistar International Corp.	7.50%	6/15/2011	3,575	3,807
Park Place Entertainment Corp.	8.875%	9/15/2008	23,930	27,041
Park Place Entertainment Corp.	8.125%	5/15/2011	1,890	2,174
Park Place Entertainment Corp.	7.00%	4/15/2013	35,160	39,072
Penn National Gaming Inc.	8.875%	3/15/2010	5,390	5,835
Rite Aid Corp.	8.125%	5/1/2010	15,710	16,378
Rite Aid Corp.	9.50%	2/15/2011	45,305	48,703
Rite Aid Corp.	7.50%	1/15/2015(2)	4,175	4,123
Riviera Holdings Corp.	11.00%	6/15/2010	17,840	20,159
Ryland Group, Inc.	9.125%	6/15/2011	22,000	24,378
Scientific Games Corp.	6.25%	12/15/2012(2)	6,130	6,237
Seneca Gaming Corp.	7.25%	5/1/2012	21,825	22,507
Speedway Motorsports Inc.	6.75%	6/1/2013	11,505	11,965
Standard Pacific Corp.	9.50%	9/15/2010	690	743

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Standard Pacific Corp.	6.875%	5/15/2011	$26,250	$27,497
Standard Pacific Corp.	7.75%	3/15/2013	12,640	13,651
Starwood Hotel Resorts	7.875%	5/1/2012(3)	51,835	59,092
Station Casinos	6.00%	4/1/2012	9,960	10,259
Station Casinos	6.50%	2/1/2014	34,310	35,254
Tenneco Automotive Inc.	10.25%	7/15/2013	19,725	23,226
Tenneco Automotive Inc.	8.625%	11/15/2014(2)	11,440	11,926
Toll Corp.	8.25%	2/1/2011	7,425	7,991
Toll Corp.	8.25%	12/1/2011	635	698
TRW Automotive Inc.	9.375%	2/15/2013	36,765	41,269
Visteon Corp.	8.25%	8/1/2010	24,355	24,477
Visteon Corp.	7.00%	3/10/2014	63,265	58,362
Wynn Las Vegas LLC	6.625%	12/1/2014(2)	40,825	40,213
Consumer Noncyclical (8.9%)
Ahold Finance USA Inc.	6.875%	5/1/2029	13,575	13,575
AmerisourceBergen Corp.	8.125%	9/1/2008	38,605	42,658
AmerisourceBergen Corp.	7.25%	11/15/2012	25,570	28,191
Bio-Rad Laboratories Inc.	7.50%	8/15/2013	6,550	7,172
Bio-Rad Laboratories Inc.	6.125%	12/15/2014(2)	6,035	6,095
Biovail Corp.	7.875%	4/1/2010	48,695	50,277
Bombardier Recreational	8.375%	12/15/2013	21,885	23,089
Church & Dwight Co., Inc.	6.00%	12/15/2012(2)	5,755	5,841
Columbia/HCA Healthcare Corp.	7.00%	7/1/2007	30,000	31,365
Columbia/HCA Healthcare Corp.	7.25%	5/20/2008	20,280	21,504
Constellation Brands Inc.	8.00%	2/15/2008	5,360	5,842
Constellation Brands Inc.	8.125%	1/15/2012	24,805	26,913
Coventry Health Care Inc.	8.125%	2/15/2012	20,035	21,888
Dimon Inc.	9.625%	10/15/2011	15,580	17,294
Dole Foods Co.	7.25%	6/15/2010	2,955	3,014
Dole Foods Co.	8.875%	3/15/2011	39,665	42,739
Elan Financial PLC	7.75%	11/15/2011(2)	19,340	20,259
Fisher Scientific International Inc.	8.125%	5/1/2012	41,307	45,644
HCA Inc.	5.50%	12/1/2009	13,930	13,882
HCA Inc.	8.75%	9/1/2010	27,000	30,734
HCA Inc.	5.75%	3/15/2014	5,575	5,406
HCA Inc.	6.375%	1/15/2015	27,955	28,235
HealthSouth Corp.	7.625%	6/1/2012	7,595	7,633
IASIS Healthcare LLC	8.75%	6/15/2014	19,460	20,968
Jostens IH Corp.	7.625%	10/1/2012(2)	3,025	3,078
NDC Health Corp.	10.50%	12/1/2012	39,470	40,555
Neighborcare Inc.	6.875%	11/15/2013	22,805	24,002
Omnicare, Inc.	8.125%	3/15/2011	42,445	45,204
Omnicare, Inc.	6.125%	6/1/2013	6,565	6,467
Owens & Minor, Inc.	8.50%	7/15/2011	29,985	32,759
Playtex Products, Inc.	8.00%	3/1/2011	23,730	25,925
Radiologix, Inc.	10.50%	12/15/2008	21,140	22,831
Standard Commercial Corp.	8.00%	4/15/2012	7,015	7,208
Triad Hospitals Inc.	7.00%	5/15/2012	51,465	53,652
United Agricultural Products	9.00%	12/15/2011(2)(3)	5,476	5,887
Valeant Pharmaceuticals International	7.00%	12/15/2011	13,710	14,327
Ventas Realty LP/Capital Corp.	6.625%	10/15/2014(2)	20,095	20,296

High-Yield Corporate Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

VWR International Inc.	6.875%	4/15/2012	$6,665	$6,865
VWR International Inc.	8.00%	4/15/2014	8,810	9,162
Winn-Dixie Stores, Inc.	8.875%	4/1/2008	5,580	5,106
Energy (4.9%)
Amerada Hess Corp.	7.30%	8/15/2031	20,770	24,112
Chesapeake Energy Corp.	8.125%	4/1/2011	43,345	46,487
Chesapeake Energy Corp.	7.75%	1/15/2015	3,785	4,078
Chesapeake Energy Corp.	6.875%	1/15/2016	14,045	14,572
Encore Acquisition Co.	8.375%	6/15/2012	7,695	8,503
Encore Acquisition Co.	6.25%	4/15/2014	5,010	5,035
Evergreen Resources	5.875%	3/15/2012	5,400	5,643
Exco Resources Inc.	7.25%	1/15/2011	22,225	23,336
Forest Oil Corp.	8.00%	12/15/2011	21,660	24,584
Forest Oil Corp.	7.75%	5/1/2014	13,755	14,787
Giant Industries	11.00%	5/15/2012	17,468	20,088
Giant Industries	8.00%	5/15/2014	2,630	2,715
Harvest Operations Corp.	7.875%	10/15/2011(2)	7,220	7,256
Key Energy Services Inc.	6.375%	5/1/2013	5,240	5,240
Magnum Hunter Resources Inc.	9.60%	3/15/2012	24,496	27,987
Newfield Exploration Co.	7.45%	10/15/2007	14,500	15,588
Newfield Exploration Co.	8.375%	8/15/2012	33,750	37,547
Parker Drilling Co.	9.625%	10/1/2013	22,645	25,023
Plains Exploration & Production Co.	8.75%	7/1/2012	4,385	4,856
Plains Exploration & Production Co.	7.125%	6/15/2014	9,850	10,810
Premcor Refining Group	6.75%	2/1/2011	1,415	1,518
Premcor Refining Group	9.50%	2/1/2013	42,165	48,490
Premcor Refining Group	6.75%	5/1/2014	2,945	3,078
Pride International Inc.	7.375%	7/15/2014	50,760	55,646
Tesoro Petroleum Corp.	8.00%	4/15/2008	12,105	13,073
Whiting Petroleum Corp.	7.25%	5/1/2012	17,725	18,412
Technology (4.6%)
Amkor Technology Inc.	9.25%	2/15/2008	35,635	35,189
Flextronics International Ltd.	6.25%	11/15/2014(2)	24,315	23,950
Iron Mountain, Inc.	8.625%	4/1/2013	16,435	17,359
Iron Mountain, Inc.	7.75%	1/15/2015	24,220	24,614
MagnaChip Semiconductor	6.875%	12/15/2011(2)	6,785	7,006
MagnaChip Semiconductor	8.00%	12/15/2014(2)	6,965	7,261
Nortel Networks Ltd.	6.125%	2/15/2006	20,885	21,146
Sanmina-SCI Corp.	10.375%	1/15/2010	53,935	61,216
Solectron Corp.	9.625%	2/15/2009	51,035	55,947
UGS Corp.	10.00%	6/1/2012(2)	33,100	36,576
Xerox Corp.	9.75%	1/15/2009	90,000	103,950
Xerox Corp.	7.125%	6/15/2010	13,215	14,239
Xerox Corp.	8.00%	2/1/2027	23,305	24,295
Transportation (1.3%)
American Airlines, Inc. Pass-Through Certificates	7.024%	10/15/2009	14,100	14,311
Continental Airlines Enhanced Equipment
Trust Certificates	7.056%	9/15/2009	18,810	18,998

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Continental Airlines Enhanced Equipment
Trust Certificates	6.90%	1/2/2018(1)	$9,226	$9,041
Delta Air Lines Enhanced Equipment Trust Certificates	7.111%	9/18/2011	25,545	24,076
Kansas City Southern Industries, Inc.	9.50%	10/1/2008	20,000	22,400
Kansas City Southern Industries, Inc.	7.50%	6/15/2009	23,585	24,558
Northwest Airlines, Inc. Pass-Through Certificates	6.841%	4/1/2011	8,195	8,113
Other (3.1%)
Adesa Corp.	7.625%	6/15/2012	25,175	26,560
Eagle-Picher Inc.	9.75%	9/1/2013	3,745	3,445
FastenTech Inc.	12.50%	5/1/2011(2)(3)	13,040	14,637
General Cable Corp.	9.50%	11/15/2010	20,705	23,190
Itron Inc.	7.75%	5/15/2012(2)	3,135	3,182
JohnsonDiversey Inc.	9.625%	5/15/2012	29,845	33,352
Moog Inc.	6.25%	1/15/2015	7,115	7,195
National Waterworks Inc.	10.50%	12/1/2012	12,045	13,521
Petroleum Geo-Services	10.00%	11/5/2010	40,465	46,130
Thomas & Betts Corp.	6.39%	2/10/2009	1,400	1,475
Thomas & Betts Corp.	7.25%	6/1/2013	6,225	6,783
Timken Co.	5.75%	2/15/2010	21,860	22,385
UCAR Finance, Inc.	10.25%	2/15/2012	55,940	63,212
Valmont Industries Inc.	6.875%	5/1/2014	4,065	4,197
Wesco Distribution Inc.	9.125%	6/1/2008	22,180	22,735

				7,630,594

Utilities (9.8%)
Electric (6.2%)
AES Corp.	9.50%	6/1/2009	1,885	2,121
AES Corp.	9.375%	9/15/2010	2,990	3,394
AES Corp.	8.75%	5/15/2013(2)	53,620	60,054
AES Corp.	9.00%	5/15/2015(2)	61,990	70,049
Aquila Inc.	9.95%	2/1/2011(3)	42,960	48,276
Avista Corp.	9.75%	6/1/2008	19,005	22,022
CMS Energy Corp.	7.50%	1/15/2009	9,032	9,596
CMS Energy Corp.	8.50%	4/15/2011	21,750	24,306
DPL Inc.	6.875%	9/1/2011	21,310	23,254
Goodman Global Holdings	5.76%	6/15/2012(2)(3)	7,780	7,975
Midwest Generation LLC	8.75%	5/1/2034	30,700	34,307
Nevada Power Co.	10.875%	10/15/2009	23,605	27,087
Nevada Power Co.	8.25%	6/1/2011	6,500	7,410
Nevada Power Co.	6.50%	4/15/2012	1,910	2,006
Nevada Power Co.	9.00%	8/15/2013	17,140	19,711
Nevada Power Co.	5.875%	1/15/2015(2)	9,160	9,206
Northwestern Corp.	5.875%	11/1/2014(2)	3,045	3,121
NRG Energy Inc.	8.00%	12/15/2013(2)	12,162	13,074
Reliant Energy, Inc.	6.75%	12/15/2014	32,460	31,649
Sierra Pacific Resources	8.625%	3/15/2014	11,390	12,956
TECO Energy, Inc.	7.20%	5/1/2011	28,710	31,222
TECO Energy, Inc.	7.00%	5/1/2012	2,200	2,382
Texas Genco LLC	6.875%	12/15/2014(2)	38,450	39,796
TNP Enterprises Inc.	10.25%	4/1/2010	5,905	6,245
TXU Corp.	5.55%	11/15/2014(2)	23,925	23,838

High-Yield Corporate Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

TXU Corp.	6.50%	11/15/2024(2)	$23,925	$24,347
TXU Corp.	6.55%	11/15/2034(2)	23,925	24,106
Western Resources, Inc.	7.125%	8/1/2009	7,995	8,735
Natural Gas (3.6%)
ANR Pipeline Co.	8.875%	3/15/2010	43,690	48,714
CenterPoint Energy Resources	7.875%	4/1/2013	38,085	45,380
El Paso Natural Gas	7.625%	8/1/2010	16,005	17,445
El Paso Production Holdings	7.75%	6/1/2013	48,485	50,546
Markwest Energy	6.875%	11/1/2014(2)	3,440	3,457
Semco Energy Inc.	7.125%	5/15/2008	3,490	3,721
Semco Energy Inc.	7.75%	5/15/2013	2,755	3,017
Southern Natural Gas	8.875%	3/15/2010	43,690	48,496
Suburban Propane Partners	6.875%	12/15/2013	12,050	12,231
Williams Cos., Inc.	7.125%	9/1/2011	41,285	44,794
Williams Cos., Inc.	8.125%	3/15/2012	38,775	44,397
Williams Cos., Inc.	7.50%	1/15/2031	13,305	14,369
Williams Cos., Inc.	7.75%	6/15/2031	1,515	1,659

				930,471

TOTAL CORPORATE BONDS
(Cost $8,345,159)				8,790,376

TEMPORARY CASH INVESTMENTS (4.8%)

Repurchase Agreement (0.5%)
Deutsche Bank Securities Inc.
(Dated 1/31/2005, Repurchase Value $45,303,000,
collateralized by Federal National Mortgage Assn.
5.50%-9.00%, 5/1/2020-11/1/2034)	2.50%	2/1/2005	45,300	45,300
			Shares

Money Market Fund (4.3%)
Vanguard Market Liquidity Fund 2.36%*—Note F			405,066,453	405,066

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $450,366)				450,366

TOTAL INVESTMENTS (102.7%)
(Cost $9,283,576)				9,727,766

OTHER ASSETS AND LIABILITIES (-2.7%)

Other Assets—Note C				266,044
Security Lending Collateral Payable to Brokers—Note F				(405,066)
Other Liabilities				(118,195)

				(257,217)

NET ASSETS (100%)				$9,470,549

^	See Note A in Notes to Financial Statements.
*	Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1)	The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2005, the aggregate value of these securities was $1,356,238,000, representing 14.3% of net assets.
(3)	Adjustable-rate note.

Amount (000)

AT JANUARY 31, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$10,567,909
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(1,541,550)
Unrealized Appreciation	444,190

NET ASSETS	$9,470,549

Investor Shares—Net Assets
Applicable to 1,133,860,061 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	$7,246,026

NET ASSET VALUE PER SHARE—INVESTOR SHARES	$6.39

Admiral Shares—Net Assets
Applicable to 348,094,289 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	$2,224,523

NET ASSET VALUE PER SHARE—ADMIRAL SHARES	$6.39

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

	Short-Term Investment- Grade Fund	Intermediate- Term Investment- Grade Fund	Long-Term Investment- Grade Fund	High-Yield Corporate Fund
	Year Ended January 31, 2005
	(000)	(000)	(000)	(000)

INVESTMENT INCOME
Income
Dividends	$ 601	$ 169	—	—
Interest	621,356	214,094	$268,860	$ 685,616
Security Lending	427	189	10	2,765

Total Income	622,384	214,452	268,870	688,381

Expenses
Investment Advisory Fees—Note B	2,156	530	1,140	2,839
The Vanguard Group—Note C
Management and Administrative
Investor Shares	18,513	4,925	8,302	11,646
Admiral Shares	3,137	933	606	1,596
Institutional Shares	428	—	—	—
Marketing and Distribution
Investor Shares	2,282	458	579	1,055
Admiral Shares	800	238	117	354
Institutional Shares	167	—	—	—
Custodian Fees	179	35	10	14
Auditing Fees	26	25	18	18
Shareholders' Reports
Investor Shares	267	89	116	220
Admiral Shares	7	2	2	5
Institutional Shares	—	—	—	—
Trustees' Fees and Expenses	22	5	6	12
Total Expenses	27,984	7,240	10,896	17,759

NET INVESTMENT INCOME	594,400	207,212	257,974	670,622

REALIZED NET GAIN (LOSS)
Investment Securities Sold	743	27,516	66,535	167,899
Futures Contracts	(23,526)	(400)	—	—
Swap Contracts	15,669	3,899	—	—

REALIZED NET GAIN (LOSS)	(7,114)	31,015	66,535	167,899

CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION)
Investment Securities	(272,256)	(54,351)	118,774	(200,774)
Futures Contracts	6,544	3,351	—	—
Swap Contracts	(21,332)	(837)	—	—

CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION)	(287,044)	(51,837)	118,774	(200,774)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$ 300,242	$ 186,390	$443,283	$ 637,747

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions—Net Investment Income approximate the net income earned as shown under the Operations section. The amounts of Distributions—Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	Short-Term Investment-Grade Fund		Intermediate-Term Investment-Grade Fund
	Year Ended January 31,
	2005 (000)	2004 (000)	2005 (000)	2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 594,400	$ 536,086	$ 207,212	$ 190,895
Realized Net Gain (Loss)	(7,114)	56,155	31,015	61,604
Change in Unrealized Appreciation (Depreciation)	(287,044)	(7,265)	(51,837)	19,237

Net Increase (Decrease) in Net Assets
Resulting from Operations	300,242	584,976	186,390	271,736

Distributions
Net Investment Income
Investor Shares	(429,426)	(398,975)	(140,346)	(135,415)
Admiral Shares	(146,693)	(131,770)	(67,497)	(61,172)
Institutional Shares	(30,917)	(24,843)	—	—
Realized Capital Gain*
Investor Shares	—	—	(16,428)	(21,200)
Admiral Shares	—	—	(7,832)	(10,007)
Institutional Shares	—	—	—	—

Total Distributions	(607,036)	(555,588)	(232,103)	(227,794)

Capital Share Transactions—Note G
Investor Shares	1,533,298	2,881,895	436,611	281,702
Admiral Shares	422,167	1,168,475	225,732	261,344
Institutional Shares	57,623	324,235	—	—

Net Increase (Decrease) from
Capital Share Transactions	2,013,088	4,374,605	662,343	543,046

Total Increase (Decrease)	1,706,294	4,403,993	616,630	586,988

Net Assets
Beginning of Period	16,487,613	12,083,620	4,130,984	3,543,996

End of Period	$ 18,193,907	$ 16,487,613	$ 4,747,614	$ 4,130,984

*	Includes fiscal 2005 and 2004 short-term gain distributions by the Intermediate-Term Investment-Grade Fund totaling $5,501,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

	Long-Term Investment-Grade Fund		High-Yield Corporate Fund
	Year Ended January 31,
	2005 (000)	2004 (000)	2005 (000)	2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 257,974	$ 254,676	$ 670,622	$ 691,807
Realized Net Gain (Loss)	66,535	11,787	167,899	29,922
Change in Unrealized Appreciation (Depreciation)	118,774	80,423	(200,774)	643,327

Net Increase (Decrease) in Net Assets
Resulting from Operations	443,283	346,886	637,747	1,365,056

Distributions
Net Investment Income
Investor Shares	(222,381)	(216,522)	(506,478)	(516,178)
Admiral Shares	(35,593)	(38,154)	(164,144)	(175,629)
Institutional Shares	—	—	—	—
Realized Capital Gain
Investor Shares	—	—	—	—
Admiral Shares	—	—	—	—
Institutional Shares	—	—	—	—

Total Distributions	(257,974)	(254,676)	(670,622)	(691,807)

Capital Share Transactions—Note G
Investor Shares	225,429	130,687	(1,301)	1,079,492
Admiral Shares	60,029	34,811	(168,642)	261,034
Institutional Shares	—	—	—	—

Net Increase (Decrease) from
Capital Share Transactions	285,458	165,498	(169,943)	1,340,526

Total Increase (Decrease)	470,767	257,708	(202,818)	2,013,775

Net Assets
Beginning of Period	4,562,040	4,304,332	9,673,367	7,659,592

End of Period	$ 5,032,807	$ 4,562,040	$ 9,470,549	$ 9,673,367

FINANCIAL HIGHLIGHTS

This table summarizes each fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Short-Term Investment-Grade Fund Investor Shares
	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$10.81	$10.78	$10.82	$10.76	$10.49

Investment Operations
Net Investment Income	.355	.415	.569	.666	.712
Net Realized and Unrealized Gain (Loss) on Investments	(.173)	.043	(.040)	.060	.270

Total from Investment Operations	.182	.458	.529	.726	.982

Distributions
Dividends from Net Investment Income	(.362)	(.428)	(.569)	(.666)	(.712)
Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(.362)	(.428)	(.569)	(.666)	(.712)

Net Asset Value, End of Period	$10.63	$10.81	$10.78	$10.82	$10.76

Total Return	1.71%	4.31%	5.04%	6.92%	9.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,049	$11,732	$8,828	$7,611	$7,442
Ratio of Total Expenses to Average Net Assets	0.18%	0.21%	0.23%	0.24%	0.24%
Ratio of Net Investment Income to Average Net Assets	3.31%	3.80%	5.27%	6.18%	6.76%
Portfolio Turnover Rate*	37%	43%	65%	81%	89%

*	The portfolio turnover rates excluding paydowns on mortgage-backed securities were 22%, 33%, 59%, 69%, and 54%.

FINANCIAL HIGHLIGHTS (CONTINUED)

Short-Term Investment-Grade Fund Admiral Shares
	Year Ended January 31,			Feb.12, 2001* to Jan. 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$10.81	$10.78	$10.82	$10.73

Investment Operations
Net Investment Income	.363	.423	.575	.649
Net Realized and Unrealized Gain (Loss) on Investments	(.173)	.043	(.040)	.090

Total from Investment Operations	.190	.466	.535	.739

Distributions
Dividends from Net Investment Income	(.370)	(.436)	(.575)	(.649)
Distributions from Realized Capital Gains	—	—	—	—

Total Distributions	(.370)	(.436)	(.575)	(.649)

Net Asset Value, End of Period	$10.63	$10.81	$10.78	$10.82

Total Return	1.79%	4.40%	5.11%	7.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,254	$3,907	$2,732	$1,816
Ratio of Total Expenses to Average Net Assets	0.11%	0.13%	0.17%	0.18%**
Ratio of Net Investment Income to Average Net Assets	3.38%	3.87%	5.30%	6.03%**
Portfolio Turnover Rate†	37%	43%	65%	81%

*	Inception.
**	Annualized.
†	The portfolio turnover rates excluding paydowns on mortgage-backed securities were 22%, 33%, 59%, 69%.

Short-Term Investment-Grade Fund Institutional Shares
	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$10.81	$10.78	$10.82	$10.76	$10.49

Investment Operations
Net Investment Income	.366	.427	.582	.680	.724
Net Realized and Unrealized Gain (Loss) on Investments	(.173)	.043	(.040)	.060	.270

Total from Investment Operations	.193	.470	.542	.740	.994

Distributions
Dividends from Net Investment Income	(.373)	(.440)	(.582)	(.680)	(.724)
Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(.373)	(.440)	(.582)	(.680)	(.724)

Net Asset Value, End of Period	$10.63	$10.81	$10.78	$10.82	$10.76

Total Return	1.81%	4.43%	5.17%	7.05%	9.86%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$891	$849	$524	$394	$359
Ratio of Total Expenses to Average Net Assets	0.08%	0.10%	0.10%	0.11%	0.13%
Ratio of Net Investment Income to Average Net Assets	3.41%	3.90%	5.39%	6.25%	6.86%
Portfolio Turnover Rate*	37%	43%	65%	81%	89%

*	The portfolio turnover rates excluding paydowns on mortgage-backed securities were 22%, 33%, 59%, 69%, and 54%.

Intermediate-Term Investment-Grade Fund Investor Shares
	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$10.19	$10.06	$9.76	$9.62	$9.13

Investment Operations
Net Investment Income	.474	.503	.579	.630	.664
Net Realized and Unrealized Gain (Loss) on Investments	(.055)	.224	.300	.142	.490

Total from Investment Operations	.419	.727	.879	.772	1.154

Distributions
Dividends from Net Investment Income	(.474)	(.518)	(.579)	(.630)	(.664)
Distributions from Realized Capital Gains	(.055)	(.079)	—	(.002)	—

Total Distributions	(.529)	(.597)	(.579)	(.632)	(.664)

Net Asset Value, End of Period	$10.08	$10.19	$10.06	$9.76	$9.62

Total Return	4.24%	7.38%	9.30%	8.23%	13.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,219	$2,813	$2,500	$2,075	$2,070
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.21%	0.22%
Ratio of Net Investment Income to Average Net Assets	4.70%	4.90%	5.87%	6.99%	7.17%
Portfolio Turnover Rate	40%	55%	84%	118%	85%

Intermediate-Term Investment-Grade Fund Admiral Shares
	Year Ended January 31,			Feb.12, 2001* to Jan. 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$10.19	$10.06	$9.76	$9.60

Investment Operations
Net Investment Income	.484	.512	.585	.616
Net Realized and Unrealized Gain (Loss) on Investments	(.055)	.224	.300	.162

Total from Investment Operations	.429	.736	.885	.778

Distributions
Dividends from Net Investment Income	(.484)	(.527)	(.585)	(.616)
Distributions from Realized Capital Gains	(.055)	(.079)	—	(.002)

Total Distributions	(.539)	(.606)	(.585)	(.618)

Net Asset Value, End of Period	$10.08	$10.19	$10.06	$9.76

Total Return	4.34%	7.48%	9.37%	8.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,528	$1,318	$1,044	$731
Ratio of Total Expenses to Average Net Assets	0.10%	0.11%	0.14%	0.13%**
Ratio of Net Investment Income to Average Net Assets	4.80%	4.99%	5.91%	6.47%**
Portfolio Turnover Rate	40%	55%	84%	118%

*	Inception.
**	Annualized.

FINANCIAL HIGHLIGHTS (CONTINUED)

Long-Term Investment-Grade Fund Investor Shares
	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$9.40	$9.20	$8.76	$8.63	$8.08

Investment Operations
Net Investment Income	.521	.526	.553	.562	.573
Net Realized and Unrealized Gain (Loss) on Investments	.360	.200	.440	.130	.550

Total from Investment Operations	.881	.726	.993	.692	1.123

Distributions
Dividends from Net Investment Income	(.521)	(.526)	(.553)	(.562)	(.573)
Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(.521)	(.526)	(.553)	(.562)	(.573)

Net Asset Value, End of Period	$9.76	$9.40	$9.20	$8.76	$8.63

Total Return	9.77%	8.09%	11.75%	8.26%	14.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,328	$3,944	$3,733	$3,611	$3,820
Ratio of Total Expenses to Average Net Assets	0.25%	0.28%	0.31%	0.32%	0.30%
Ratio of Net Investment Income to Average Net Assets	5.58%	5.64%	6.24%	6.48%	7.02%
Portfolio Turnover Rate	16%	11%	33%	39%	17%

Long-Term Investment-Grade Fund Admiral Shares
	Year Ended January 31,			Feb.12, 2001* to Jan. 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$9.40	$9.20	$8.76	$8.60

Investment Operations
Net Investment Income	.531	.535	.561	.551
Net Realized and Unrealized Gain (Loss) on Investments	.360	.200	.440	.160

Total from Investment Operations	.891	.735	1.001	.711

Distributions
Dividends from Net Investment Income	(.531)	(.535)	(.561)	(.551)
Distributions from Realized Capital Gains	—	—	—	—

Total Distributions	(.531)	(.535)	(.561)	(.551)

Net Asset Value, End of Period	$9.76	$9.40	$9.20	$8.76

Total Return	9.89%	8.19%	11.85%	8.50%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$704	$618	$571	$435
Ratio of Total Expenses to Average Net Assets	0.14%	0.19%	0.23%	0.24%**
Ratio of Net Investment Income to Average Net Assets	5.69%	5.73%	6.30%	6.55%**
Portfolio Turnover Rate	16%	11%	33%	39%

*	Inception.
**	Annualized.

High-Yield Corporate Fund Investor Shares
	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$6.40	$5.93	$6.29	$6.96	$7.28

Investment Operations
Net Investment Income	.460	.474	.502	.591	.638
Net Realized and Unrealized Gain (Loss) on Investments	(.010)	.470	(.360)	(.670)	(.320)

Total from Investment Operations	.450	.944	.142	(.079)	.318

Distributions
Dividends from Net Investment Income	(.460)	(.474)	(.502)	(.591)	(.638)
Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(.460)	(.474)	(.502)	(.591)	(.638)

Net Asset Value, End of Period	$6.39	$6.40	$5.93	$6.29	$6.96

Total Return*	7.34%	16.47%	2.55%	-1.10%	4.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,246	$7,271	$5,690	$5,263	$5,882
Ratio of Total Expenses to Average Net Assets	0.22%	0.23%	0.26%	0.27%	0.27%
Ratio of Net Investment Income to Average Net Assets	7.26%	7.65%	8.42%	9.02%	9.07%
Portfolio Turnover Rate	51%	52%	29%	29%	16%

*	Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

High-Yield Corporate Fund Admiral Shares
	Year Ended January 31,			Nov.12, 2001* to Jan. 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$6.40	$5.93	$6.29	$6.33

Investment Operations
Net Investment Income	.466	.477	.505	.123
Net Realized and Unrealized Gain (Loss) on Investments	(.010)	.470	(.360)	(.040)

Total from Investment Operations	.456	.947	.145	.083

Distributions
Dividends from Net Investment Income	(.466)	(.477)	(.505)	(.123)
Distributions from Realized Capital Gains	—	—	—	—

Total Distributions	(.466)	(.477)	(.505)	(.123)

Net Asset Value, End of Period	$6.39	$6.40	$5.93	$6.29

Total Return**	7.44%	16.54%	2.60%	1.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,225	$2,403	$1,970	$1,145
Ratio of Total Expenses to Average Net Assets	0.12%	0.17%	0.21%	0.21%†
Ratio of Net Investment Income to Average Net Assets	7.36%	7.71%	8.48%	8.81%†
Portfolio Turnover Rate	51%	52%	29%	29%

*	Inception.
**	Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
†	Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Corporate Bond Funds comprise the Short-Term Investment-Grade, Intermediate-Term Investment-Grade, Long-Term Investment-Grade, and High-Yield Corporate Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The Short-Term, Intermediate-Term, and Long-Term Investment-Grade Funds were previously known as the Short-Term, Intermediate-Term, and Long-Term Corporate Funds, respectively. Most of the funds’ investments are in corporate debt instruments; the issuers’ abilities to meet these obligations may be affected by economic developments in their respective industries.

The Intermediate-Term Investment-Grade, Long-Term Investment-Grade, and High-Yield Corporate Funds each offer two classes of shares, Investor Shares and Admiral Shares. The Short-Term Investment-Grade Fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $50 million.

 A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

1.	Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the funds’ pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.	Futures Contracts: Each fund may use U.S. Agency, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.	Swap Contracts: The Short-Term Investment-Grade and Intermediate-Term Investment-Grade Funds have entered into credit default swaps to simulate long bond positions that are either unavailable or considered to be less attractively priced in the bond market. Under the terms of the swaps, each fund receives a periodic payment amount (premium) that is a fixed percentage applied to a notional principal amount. In return, the fund agrees to pay the counterparty the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

The Short-Term Investment-Grade and Intermediate-Term Investment-Grade Funds have also entered into interest rate swap transactions. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counter-party agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The Short-Term Investment-Grade and Intermediate-Term Investment-Grade Funds have also entered into swap transactions to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on a reference security or index, applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the counterparty requires the fund to take delivery upon the occurrence of a credit event (for credit default swaps) or the termination of the swap, at which time realized gain (loss) is recorded. The primary risks associated with credit default swaps are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by a fund from the counterparty will be significantly less than the amount paid by the fund for such instrument, and that the debt instrument will be illiquid. The primary risk associated with interest rate swaps and total return swaps is that a counterparty will default on its obligation to pay net amounts due to the fund.

4.	Repurchase Agreements: Each fund, along with other members of The Vanguard Group, may transfer uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. The funds may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5.	Federal Income Taxes: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

6.	Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7.	Security Lending: The funds may lend their securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral (cash or U.S. government and agency securities) at least equal to the market value of securities loaned. The funds invest cash collateral received in Vanguard Market Liquidity Fund, and record a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, and/or fees received from borrowers, less expenses associated with the loan.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8.	Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of High-Yield Corporate Fund capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes investment advisory services to the Short-Term Investment-Grade and Intermediate-Term Investment-Grade Funds on an at-cost basis. Wellington Management Company, LLP, provides investment advisory services to the Long-Term Investment-Grade and High-Yield Corporate Funds for fees calculated at an annual percentage rate of average net assets. For the year ended January 31, 2005, the investment advisory fees of the Long-Term Investment-Grade and High-Yield Corporate Funds represented effective annual rates of 0.02% and 0.03%, respectively, of average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2005, the funds had contributed capital to Vanguard (included in Other Assets) of:

Bond Fund	Capital Contribution to Vanguard (000)	Percentage of Fund Net Assets	Percentage of Vanguard's Capitalization

Short-Term Investment-Grade	$2,387	0.01%	2.39%
Intermediate-Term Investment-Grade	607	0.01	0.61
Long-Term Investment-Grade	638	0.01	0.64
High-Yield Corporate	1,255	0.01	1.25

The funds’ trustees and officers are also directors and officers of Vanguard.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The Intermediate-Term Investment-Grade Fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $602,000 from accumulated net realized gains to paid-in capital.

The Short-Term Investment-Grade and Intermediate-Term Investment-Grade Funds had realized losses totaling $13,757,000 and $12,671,000, respectively, through January 31, 2005, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

Realized and unrealized gains (losses) on certain of the Short-Term Investment-Grade and Intermediate-Term Investment-Grade Funds’ swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the funds’ income dividends to shareholders is offset by a change in principal return. The Short-Term Investment-Grade and Intermediate-Term Investment-Grade Funds’ realized gains on swap contracts of $12,636,000 and $631,000, respectively, have been reclassified from accumulated net realized gains to undistributed net investment income. Taxable income on swap contracts is accumulated monthly and included in income dividends paid to shareholders in the following month.

At January 31, 2005, the funds had the following tax-basis amounts available for distribution and capital losses available to offset future net capital gains:

	Capital Gains Available for Distribution		Capital Losses
Bond Fund	Short-Term (000)	Long-Term (000)	Amount (000)	Expiration: Fiscal Year(s) Ending January 31,

Short-Term Investment-Grade	—	—	$241,434	2009-2014
Intermediate-Term Investment-Grade	$3,427	$5,231	—	—
Long-Term Investment-Grade	—	—	35,350	2011
High-Yield Corporate	—	—	1,537,898	2009-2012

Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At January 31, 2005, net unrealized appreciation (depreciation) of investment securities for tax purposes was:

	(000)
Bond Fund	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation (Depreciation)

Short-Term Investment-Grade	$397,519	$(413,398)	$(15,879)
Intermediate-Term Investment-Grade	165,150	(46,828)	118,322
Long-Term Investment-Grade	566,950	(5,356)	561,594
High-Yield Corporate	468,996	(24,806)	444,190

At January 31, 2005, the aggregate settlement value of open futures contracts expiring in March 2005 and the related unrealized appreciation (depreciation) were:

		(000)
Bond Fund/Futures Contracts	Number of Long (Short) Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

Short-Term Investment-Grade/
5-Year Treasury Note	7,286	$795,995	$(1,851)
10-Year Treasury Note	1,114	125,064	1,058
Intermediate-Term Investment-Grade/
10-Year Treasury Note	388	$43,559	$165
5-Year Treasury Note	370	40,423	(94)
30-Year Treasury Bond	(223)	25,610	(238)
2-Year Treasury Note	(60)	12,544	43

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At January 31, 2005, the funds had the following open swap contracts:

Credit Default Swaps
Bond Fund/Reference Entity	Termination Date	Dealer*	Notional Amount (000)	Premium Received	Unrealized Appreciation (Depreciation) (000)

Short-Term Investment-Grade/
Coca Cola Co.	12/29/2006	DBS	$48,725	0.18%	$46
Coca Cola Co.	1/2/2007	DBS	47,525	0.18%	45
Fifth Third Bancorp	4/2/2007	DBS	38,550	0.45%	—
United Parcel Service	3/20/2008	WB	94,670	0.07%	(1)
Verizon Global Funding Corp.	6/15/2006	GSI	16,000	0.93%	172
Verizon Global Funding Corp.	6/15/2006	MLI	10,000	0.93%	108
Verizon Global Funding Corp.	6/15/2006	MSCP	20,000	0.93%	215

					$585

Intermediate-Term Investment-Grade/
Fifth Third Bancorp	4/2/2007	DBS	$9,468	0.45%	$—

					$—

Interest Rate Swaps

			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest	Appreciation
		Amount	Received	Received	(Depreciation)
Bond Fund/Termination Date	Dealer*	(000)	(Paid)	(Paid)**	(000)

Short-Term Investment-Grade/
2/25/2005	LEH	$35,000	1.815%	(2.38%)	$(13)
5/4/2005	LEH	26,840	1.50%	(2.19%)	(83)
6/3/2005	LEH	50,000	4.086%	(2.42%)	215
6/13/2005	GSI	50,000	4.11%	(2.47%)	234
6/28/2005	LEH	80,000	2.712%	(2.55%)	(42)
9/9/2005	LEH	40,900	2.091%	(2.42%)	(232)
9/15/2005	LEH	17,000	2.14%	(2.49%)	(93)
12/13/2005	ABN	25,000	1.948%	(2.47%)	(260)
12/15/2005	LEH	25,900	2.935%	(2.49%)	(54)
1/27/2006	LEH	50,000	2.551%	(2.70%)	(338)
2/15/2006	BA	71,700	2.533%	(2.29%)	(540)
3/15/2006	BA	25,000	2.41%	(2.49%)	(238)
4/10/2006	BA	75,000	2.419%	(2.61%)	(778)
5/11/2006	DBS	142,700	2.961%	(2.27%)	(686)
6/1/2006	ABN	57,050	3.00%	(2.40%)	(272)
7/23/2006	DBS	21,965	3.055%	(2.69%)	(116)
9/15/2006	LEH	29,325	2.68%	(2.49%)	(363)
9/15/2006	LEH	29,325	2.57%	(2.49%)	(414)
9/18/2006	LEH	47,170	2.578%	(2.49%)	(665)
9/19/2006	DBS	25,000	2.578%	(2.51%)	(353)
11/13/2006	LEH	24,360	2.965%	(2.29%)	(236)
12/10/2006	LEH	26,600	3.152%	(2.46%)	(193)
1/12/2007	LEH	25,000	2.635%	(2.62%)	(443)
1/25/2007	ABN	35,000	2.60%	(2.70%)	(664)
1/26/2007	DBS	44,700	2.607%	(2.70%)	(844)
1/26/2007	JPM	20,000	3.054%	(2.54%)	(208)
3/9/2007	JPM	34,200	3.108%	(2.45%)	(347)
3/10/2007	DBS	19,650	2.698%	(2.46%)	(363)
4/2/2007	DBS	38,550	3.085%	(2.56%)	(432)
4/5/2007	LEH	39,000	2.708%	(2.56%)	(745)

Interest Rate Swaps
Bond Fund/Termination Date	Dealer*	Notional Amount (000)	Fixed Interest Rate Received (Paid)	Floating Interest Rate Received (Paid)**	Unrealized Appreciation (Depreciation) (000)

Short-Term Investment-Grade/
5/25/2007	ABN	$52,300	3.193%	(2.38%)	$(529)
6/14/2007	DBS	38,000	3.220%	(2.48%)	(379)
11/1/2007	ABN	33,100	3.163%	(2.16%)	(494)
1/15/2008	LEH	61,900	3.345%	(2.66%)	(730)
6/2/2009	DBS	40,850	3.765%	(2.41%)	(358)

					$(12,056)

Intermediate-Term Investment-Grade/
12/15/2005	LEH	$7,825	2.935%	(2.49%)	$(16)
4/2/2007	DBS	9,468	3.085%	(2.56%)	(106)
5/25/2009	LEH	10,000	3.175%	(2.38%)	(320)
5/8/2010	LEH	9,000	3.758%	(2.21%)	(147)

					$(589)

Total Return Swaps

				Floating	Unrealized
			Notional	Interest	Appreciation
	Termination		Amount	Rate	(Depreciation)
Bond Fund/Reference Entity	Date	Dealer*	(000)	Paid†	(000)

Short-Term Investment-Grade/
U.S. Corporate High Yield
Bond Index	6/30/2005	LEH	$5,575	2.29%	$(18)

					$(18)

Intermediate-Term Investment-Grade/
Lehman AAA Commercial
Mortgage-Backed
Securities Index	7/31/2005	BA	$25,000	2.55%	$146
Lehman AAA Commercial
Mortgage-Backed
Securities Index	9/30/2005	BA	50,000	2.34%	297
Lehman AAA Commercial
Mortgage-Backed
Securities Index	9/30/2005	BA	75,000	2.50%	1
U.S. Corporate High Yield
Bond Index	6/30/2005	LEH	1,425	2.29%	(5)

					$439

*	ABN-ABN Amro.
BA-Bank of America.
DBS-Deutsche Bank Securities.
GSI-Goldman Sachs International.
JPM-J.P. Morgan Securities.
LEH-Lehman Brothers Special Financing Inc.
MLI-Merrill Lynch International.
MSCP-Morgan Stanley Credit Producers.
WB-Wachovia Bank NA.
**	Based on three-month London InterBank Offered Rate (LIBOR).
†	Based on one-month London InterBank Offered Rate (LIBOR).

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

E. During the year ended January 31, 2005, purchases and sales of investment securities other than temporary cash investments were:

	(000)
	U.S. Government Securities		Other Investment Securities
Bond Fund	Purchases	Sales	Purchases	Sales

Short-Term Investment-Grade	$720,019	$957,303	$5,430,522	$4,124,619
Intermediate-Term Investment-Grade	614,686	423,084	1,568,058	1,273,202
Long-Term Investment-Grade	132,882	—	795,163	704,810
High-Yield Corporate	206,330	190,611	4,339,817	4,618,634

F. The market value of securities on loan to broker/dealers at January 31, 2005, and collateral received with respect to such loans, were:

	(000)
Bond Fund	Market Value of Loaned Securities	Cash Collateral Received

Short-Term Investment-Grade	$30,188	$30,859
Intermediate-Term Investment-Grade	9,707	9,917
High-Yield Corporate	392,838	405,066

G. Capital share transactions for each class of shares were:

	Year Ended January 31,
	2005		2004
Bond Fund	Amount (000)	Shares (000)	Amount (000)	Shares (000)

Short-Term Investment-Grade
Investor Shares
Issued	$5,022,021	468,272	$5,728,842	529,299
Issued in Lieu of Cash Distributions	375,349	35,064	344,754	31,857
Redeemed	(3,864,072)	(361,083)	(3,191,701)	(295,197)

Net Increase (Decrease)—Investor Shares	1,533,298	142,253	2,881,895	265,959

Admiral Shares
Issued	2,305,011	214,893	2,887,810	266,887
Issued in Lieu of Cash Distributions	113,360	10,589	101,161	9,348
Redeemed	(1,996,204)	(186,671)	(1,820,496)	(168,390)

Net Increase (Decrease)—Admiral Shares	422,167	38,811	1,168,475	107,845

Institutional Shares
Issued	247,927	23,067	495,002	45,714
Issued in Lieu of Cash Distributions	24,634	2,301	22,062	2,039
Redeemed	(214,938)	(20,108)	(192,829)	(17,826)

Net Increase (Decrease)—Institutional Shares	57,623	5,260	324,235	29,927

	Year Ended January 31,
	2005		2004
Bond Fund	Amount (000)	Shares (000)	Amount (000)	Shares (000)

Intermediate-Term Investment-Grade
Investor Shares
Issued	$1,065,919	105,869	$1,069,061	104,753
Issued in Lieu of Cash Distributions	129,562	12,867	128,372	12,585
Redeemed	(758,870)	(75,532)	(915,731)	(89,851)

Net Increase (Decrease)—Investor Shares	436,611	43,204	281,702	27,487

Admiral Shares
Issued	560,081	55,579	712,848	69,764
Issued in Lieu of Cash Distributions	53,230	5,286	48,862	4,791
Redeemed	(387,579)	(38,556)	(500,366)	(49,071)

Net Increase (Decrease)—Admiral Shares	225,732	22,309	261,344	25,484

Long-Term Investment-Grade
Investor Shares
Issued	$778,506	83,337	$937,204	100,559
Issued in Lieu of Cash Distributions	192,769	20,634	185,548	19,876
Redeemed	(745,846)	(80,201)	(992,065)	(106,512)

Net Increase (Decrease)—Investor Shares	225,429	23,770	130,687	13,923

Admiral Shares
Issued	196,630	21,026	295,956	31,749
Issued in Lieu of Cash Distributions	22,595	2,418	24,142	2,585
Redeemed	(159,196)	(17,085)	(285,287)	(30,617)

Net Increase (Decrease)—Admiral Shares	60,029	6,359	34,811	3,717

High-Yield Corporate
Investor Shares
Issued	$1,711,826	269,860	$2,480,742	402,215
Issued in Lieu of Cash Distributions	367,536	57,987	370,929	59,839
Redeemed*	(2,080,663)	(329,138)	(1,772,179)	(286,737)

Net Increase (Decrease)—Investor Shares	(1,301)	(1,291)	1,079,492	175,317

Admiral Shares
Issued	653,780	102,854	1,000,018	161,341
Issued in Lieu of Cash Distributions	104,221	16,448	108,834	17,553
Redeemed*	(926,643)	(146,354)	(847,818)	(136,053)

Net Increase (Decrease)—Admiral Shares	(168,642)	(27,052)	261,034	42,841

*	Net of redemption fees of $2,710,000 and $3,333,000, respectively (fund totals).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Corporate Bond Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Investment-Grade Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Long-Term Investment-Grade Fund and Vanguard High-Yield Corporate Fund (separate funds of Vanguard Corporate Bond Funds, hereafter referred to as the “Funds”) at January 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2005 by correspondence with the custodians and brokers and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 11, 2005

SPECIAL 2004 TAX INFORMATION
(UNAUDITED) FOR VANGUARD CORPORATE BOND FUNDS

This information for the fiscal year ended January 31, 2005, is included pursuant to provisions of the Internal Revenue Code.

The Intermediate-Term Investment-Grade Bond Fund distributed $19,147,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

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THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members' responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business
School (since 2000); Senior Associate Dean, Director of Faculty
Recruiting, and Chair of Finance Faculty, Harvard Business School;
Director and Chairman of Unx, Inc. (equities trading firm) (since 2003);
Director of registered investment companies advised by Merrill Lynch
Investment Managers and affiliates (1985–2004), Genbel Securities
Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam Investment Management (1999–2001),
Sanlam, Ltd. (South African insurance company) (2001–2003),
Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com
(investment research) (1999–2001); and Trustee of Commonfund
(investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600 Valley Forge, PA 19482-2600

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All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling Vanguard at 800-662-2739. They are also available from the SEC's website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942-8090. Information about your fund is also available on the SEC's website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.	World Wide Web
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Corporation, Distributor.

Q390 032005

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended January 31, 2005: $204,000
Fiscal Year Ended January 31, 2004: $166,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended January 31, 2005: $1,685,500
Fiscal Year Ended January 31, 2004: $1,620,200

(b)     Audit-Related Fees.

Fiscal Year Ended January 31, 2005: $257,800
Fiscal Year Ended January 31, 2004: $324,460

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended January 31, 2005: $76,400
Fiscal Year Ended January 31, 2004: $409,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended January 31, 2005: $0
Fiscal Year Ended January 31, 2004: $31,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2005: $76,400
Fiscal Year Ended January 31, 2004: $440,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FIXED INCOME SECURITIES FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	March 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FIXED INCOME SECURITIES FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	March 16, 2005

VANGUARD FIXED INCOME SECURITIES FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	March 16, 2005

*By Power of Attorney. Filed on December 20, 2004, see File Number 002-14336. Incorporated by Reference.